August 2, 2013

Mr. Michael Schmidt
Avis Budget Car Rental, LLC
6 Sylvan Way
Parsippany, N.J. 07054
Dear Mr. Schmidt:
This letter confirms the agreement (“Agreement”) between Avis Budget Car Rental, LLC (“ABG”) and General Motors, LLC (“GM”) regarding ABG's purchase or lease of GM 2014 Model Year vehicles under i) the 2014 MY Daily Rental Purchase Program, ii) the 2014 MY National Fleet Purchase Program, and iii) other incentive programs available to ABG.

The terms and conditions of this Agreement are as follows:

2014 MY Daily Rental Purchase Program (VN9)

1.	General Terms and Conditions:

a.	GM shall make available 2014 Model Year vehicles under the terms and conditions of GM's 2014 Model Year Daily Rental Purchase Program. (Refer to Attachment 1.)

b.	ABG agrees to purchase or lease these GM vehicles from GM dealers in a mix which includes mostly GM's higher priced models. (Refer to Attachment 1A.)

c.
GM or its subsidiaries shall purchase tendered 2014 Model Year vehicles from ABG that qualify for purchase under the terms and conditions of GM's 2014 MY Daily Rental Purchase Program. (Refer to Attachment 1.)

2.	YT1 Flat Rate Program:

a.	GM shall make available the YT1 Flat Rate Program for the vehicles noted in Attachment 3.

b.	YT1 Program volume must not exceed the volume and mix detailed in Attachment 3.

c.	All program parameters and rates for the YT1 Flat Rate Program are detailed in Attachment 1D.

d.	[*REDACTED*] units ordered with YT1 will receive [*REDACTED*] as detailed in Attachment 1D. [*REDACTED*].

e.	This program is subject to the terms and conditions in Section 1 and those on Attachment 1.

3.	YT6 Flat Rate Program:

a.	GM shall make available the YT6 Flat Rate Program for the vehicles noted in Attachment 3.

b.	YT6 Program volume must not exceed the volume and mix detailed in Attachment 3.

c.	All program parameters and rates for the YT6 Flat Rate Program are detailed in Attachment 1E.

d.	[*REDACTED*] units ordered with YT6 will receive [*REDACTED*] as detailed in Attachment 1E. [*REDACTED*].

e.
ABG agrees that no more than [*REDACTED*] of the total YT6 Program volume, by model, will be returned (as measured by the acceptance date in RIMS) between October 1 and December 31 in any given calendar year. ABG will reimburse GM at a rate of [*REDACTED*] per unit on all returned units in excess of the [*REDACTED*] limit.

f.	This program is subject to the terms and conditions in Section 1 and those on Attachment 1.

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000
Avis Budget Group 2014 MY Rental Agreement

4.	Daily Rental Purchase Program Matrix Incentives:

a.
As long as ABG is compliant with its obligations under this Agreement to purchase, promote, and service the number of 2014 Model Year vehicles, and in the vehicle mix as described in Attachment 3, GM will provide ABG with a Matrix Incentive as detailed in Attachment 3. The Matrix Incentive will be in addition to any other incentives available under the terms and conditions of GM's 2014 Model Year Daily Rental Purchase Program (Attachment 1).

b.	Payment of the Matrix Incentive will be made upon submission of such vehicles in accordance with Attachment 4.

5.
ABG will provide to GM, at the beginning of each month, a four month schedule of anticipated vehicle returns. The schedule will breakout the vehicle returns by site for the current month, as well as for the subsequent three months. Submission of the information described in this section is a condition to receiving incentives under this Agreement.

6.	[*REDACTED*] Program:

a.	GM shall offer ABG participation in the 2014 Model Year [*REDACTED*] Program. (Refer to Attachment 1R).

b.	GM agrees to pay the [*REDACTED*] detailed in Attachment 3. These amounts will be in addition to [*REDACTED*] under the terms and conditions of GM's 2014 Model Year Daily Rental Purchase Program.

c.	The payments will be made on a quarterly basis, in the months of March, June, September and December, and in accordance with the terms set forth in Attachment 4.

2014 MY National Fleet Risk Purchase Program (VX7)

7.	General Terms and Conditions:

a.	GM agrees to offer ABG 2014 Model Year vehicles under the terms and conditions of GM's 2014 MY National Fleet Risk Purchase Program. (Refer to Attachment 2.)

b.	ABG will purchase or lease from GM dealers a minimum quantity of 2014 Model Year vehicles at the agreed upon mix. (Refer to Attachment 2A.)

8.	National Fleet Risk Purchase Program Risk Incentives:

a.
As long as ABG is compliant with its obligations under this Agreement to purchase the number of units and in the mix described in Attachment 2A, GM will provide ABG with the Risk Incentives detailed in Attachment 2A. The Risk Incentives will be in addition to any incentives due under the terms and conditions of GM's 2014 MY National Fleet Risk Purchase Program (Attachment 2). These Risk Incentives are in lieu of all other retail sales and fleet incentives.

b.	All uplevel minimum equipment incentives will be paid in September 2014 after purchase requirements have been verified by GM. (Refer to Attachment 2A.)

c.	Payment of these incentives will be made upon submission of such vehicles in accordance with Attachment 4.

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000
Avis Budget Group 2014 MY Rental Agreement

Additional Provisions Applicable to VN9 and VX7 Programs

9.	2014 Model Year Volume Bonus:

a.
GM shall offer ABG a Model Year Volume Bonus for all 2014 Model Year units acquired under GM's 2014 MY Daily Rental Purchase Program (Attachment 1) and GM's 2014 MY National Fleet Risk Program (Attachment 2).

b.	GM will pay ABG the 2014 Model Year Volume Bonus amounts detailed in Attachments 2A and 3.

c.	The Model Year Volume Bonus is payable in September 2014, per the terms set forth in Attachment 4, excluding the electronic VIN submission to RIMS.

d.	The total agreed upon volume, as detailed in Attachment 3, must be entered into VOMS no later than April 20, 2014.

e.
All vehicle minimum equipment requirements must be met by carline and by program (VN9 or VX7) per the terms of the Minimum Equipment Requirements (Attachments 1A and 2A). If the Minimum Equipment Requirements are not met for the carline, the entire Model Year Bonus for such carline will be forfeited for all volume purchased under that program. As an example, if Minimum Equipment Requirements are not met for Impala models, then the bonus for all Impala models sold under the VN9 program will be forfeited.

10.
In the event ABG chooses to cancel any order placed by ABG through GM dealers, at event code 3000 or later, GM will assess a fee of [*REDACTED*] per vehicle to be paid to GM upon demand. This fee will be waived if the current production week has been delayed more than three weeks from the original scheduled production week. Further, this fee will not apply if ABG chooses to redirect the shipment of any vehicles in event code 3000.

11.
All volume and mix requirements are subject to reasonable minor adjustments based upon mutual agreement of the parties. The present agreed upon production timing is detailed in Attachment 3A by month, by brand and by program. However, if either party cannot fulfill any terms of this Agreement due to events beyond its control, such as acts of God, labor disputes, and severe economic downturns, the party affected by the event shall promptly notify the other party and the parties will enter negotiations with the intent of minimizing the impact of the event on the business contemplated under this Agreement.

12.
ABG will place orders no more than [*REDACTED*] or less than [*REDACTED*] of a month's production in any week provided GM can make such a production commitment. After two weeks of moving orders to event code 3000 for a given production period the orders will be deemed to comply with the limitation indicated above. All vehicle minimum equipment requirements will be placed for production on a monthly basis. Any vehicles which do not meet the minimum equipment requirements will not be paid the Model Year Bonus as provided in Section 9(e).

13.
ABG agrees that in all advertising and promotional materials, developed for its Avis brand during the 2014 Model Year (September 1, 2013 through August 31, 2014), Avis advertising will feature only GM products where any vehicle is featured or promoted. It is understood that vehicles will be moved between Rent A Car brands owned by ABG (i.e.“Avis” and ”Budget”). When Avis advertising or promotional materials feature or promote a vehicle, a GM product shall be featured and promoted provided GM manufactures a vehicle in the advertised segment with a tag line substantially similar to the following:

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000
Avis Budget Group 2014 MY Rental Agreement

“We feature (Trade name GM vehicle) and other fine GM vehicles”

This commitment will not apply to activities that are internet based. Refer to Attachment 5 for additional guidelines relative to advertising and promotional materials. If GM is not represented in a particular vehicle segment, or is represented but either GM chooses not to sell or ABG chooses not to purchase vehicles in that segment, ABG is free to promote a non-GM vehicle in that vehicle's segment.

14.	If ABG purchases an existing Avis Licensee or substantially all of the assets of an existing Avis Licensee during the 2014 Model Year, and such existing Avis Licensee is a participating Avis Licensee under the terms of the Agreement between the Avis Licensee Association and GM for the 2014 Model Year (“ALA Agreement”), then GM agrees to accept an assignment to ABG of the purchase volume, mix, and monies identified in the Participation Form executed by the Participating Avis Licensee under the ALA Agreement, as long as the agreement is signed by the existing Avis Licensee, the Avis Licensee Association, if applicable, and ABG, and is in a form acceptable to GM.

15.
If ABG purchases an existing Budget Licensee or substantially all of the assets of an existing licensee during the 2014 Model Year, and such existing Budget Licensee is a participating Budget Licensee under the terms of the Agreement between the Car Rental Licensee Association and GM for the 2014 Model Year, then GM agrees to accept an assignment to ABG of the purchase volume, mix, and monies identified in the Participation Form executed by the Participating Budget Licensee under the Car Rental Licensee Association Agreement, as long as an agreement is signed by the existing Budget Licensee, the Car Rental Licensee Association, if applicable, and ABG, and is in a form acceptable to GM.

16.
Notwithstanding anything to the contrary contained in this Agreement (including in the attachments hereto), no vehicle shall be accepted for return by GM or its agent until such time as the title to such vehicle has been assigned and/or transferred on behalf of ABG upon the sale of such vehicle to an automotive dealer or the purchase of such vehicle by GM following the transfer of such vehicle from the Daily Rental Guaranteed Residual Program to the Daily Rental Acquisition Program. For the avoidance of doubt, Form AD006 shall evidence a conditional acceptance of vehicles turned in by ABG. References to acceptance in the attachments hereto refer to such conditional acceptance evidenced by Form AD006.

17.
ABG shall retain any documents or records relevant to vehicles purchased under this Agreement or any GM program and/or claims submitted for payment under this Agreement or any other GM program for two years after the close of the program. ABG agrees to permit any designated representative of GM to examine, audit, and take copies of any accounts and records ABG is to maintain under this Agreement. ABG agrees to make such accounts and records readily available at its facilities during regular business hours. GM agrees to furnish ABG with a list of any reproduced records.

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000
Avis Budget Group 2014 MY Rental Agreement

18.
Part of the consideration for ABG's entry into this Agreement is GM or its subsidiary's continuing obligation to purchase vehicles from ABG in accordance with the terms of GM or its subsidiary's 2014 Model Year Daily Rental Purchase Programs. Accordingly, it shall be a condition of ABG's obligations to purchase vehicles under this 2014 Model Year Daily Rental Purchase Program Agreement that GM or its subsidiary performs its vehicle purchase obligations in all material respects with respect to eligible vehicles tendered by ABG under the terms of GM or its subsidiary's 2014 Model Year Purchase Programs.

19.	GM shall make available to ABG a daily rental purchase program for the [*REDACTED*] Model Years (refer to Attachment 7).

20.
ABG agrees that it shall hold harmless GM, its subsidiaries, affiliates, or agents (collectively, the “Indemnified Parties”) from any and all liabilities arising from making available auctions which it may sponsor, promote, organize, or otherwise create as a facility for sale of vehicles by an authorized auctioneer for the benefit of ABG, except for the gross negligence or intentional misconduct by any of the Indemnified Parties.

21.
ABG and its subsidiaries AESOP Leasing L.P. (“AESOP Leasing”), Avis Rent A Car System, LLC. (“Avis”) and Budget Rent A Car System, Inc. (“Budget”) have engaged AESOP Exchange Corporation as a qualified intermediary (“QI”) for the purpose of facilitating a like kind exchange program under Section 1031 of the Internal Revenue Code of 1986, as amended. As such, ABG, AESOP Leasing, Avis and Budget have assigned to AESOP Exchange Corporation, acting in its capacity as QI, all of their rights, but not their obligations, in any existing manufacturer purchase agreements they may have with GM either for the purchase of replacement vehicles or after a qualifier term of use for the purchase of relinquished vehicles. This applies to all future purchases of replacement vehicles or relinquished vehicles unless specifically excluded in writing.

22.
This Agreement is confidential between the Parties (ABG and GM) and is intended for the sole use of ABG and GM. This Agreement may not be disclosed to any person, other than a party's parent, subsidiaries, AESOP Leasing, and their respective outside counsel and accountants and interested financial institutions and the SEC, except as required by legal process without the consent of the other Party. In the event of legal process, the Party served shall notify the other Party to allow them sufficient time to interpose legal objections to disclosure.

23.	Selected GM vehicles are equipped with OnStar. For details regarding notification of OnStar equipment and services, please refer to Attachment 6.

This Agreement shall in all respects be interpreted, enforced and governed under the laws of the State of Michigan, without regard to the conflicts of law and principles thereof.

This Agreement and its Attachments set forth the entire agreement between the Parties regarding the subjects herein, and may be modified only in a writing executed by an authorized representative of each of the Parties.

•	On behalf of General Motors, I would like to express my appreciation for your business and hope this Agreement will continue to strengthen our business relationship.

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000
Avis Budget Group 2014 MY Rental Agreement

Please return an executed copy of this Agreement acknowledging your acceptance of the terms.

Very truly yours,

/s/ Edward J. Peper            Date:08/14/2013
Edward J. Peper
General Motors
U.S. Vice President, Fleet and Commercial Sales

/s/ Michael Schmidt            Date:08/26/2013
Michael Schmidt
Avis Budget Car Rental, LLC
Senior Vice President, Fleet Services

GM Approvals:

/s/ Alan S. Batey            Date:08/23/2013
Alan S. Batey
General Motors
Vice President, U.S. Sales and Service

/s/ Edward J. Toporzycki        Date:08/21/2013
Edward J. Toporzycki
General Motors
CFO, Executive Director, U.S. Sales and Marketing Operations

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000
Avis Budget Group 2014 MY Rental Agreement

Attachments Key

Attachment 1        2014 MY Daily Rental Purchase Program Guidelines (VN9)
Attachment 1A    2014 MY VN9 Minimum Equipment Guidelines
Attachment 1B    2013 CY Turn-In Standards and Procedures
Attachment 1C    2014 MY VN9 Tier Program - Guidelines, Rates and Parameters
Attachment 1D    2014 MY YT1 Flat Rate Program - Guidelines, Rates and Parameters
Attachment 1E    2014 MY YT6 Flat Rate Program - Guidelines, Rates and Parameters
Attachment 1R    2014 MY [*REDACTED*] Program Guidelines
Attachment 1T     True Up Payments Calendar 2013 CY and 2014CY

Attachment 2     2014 MY National Fleet Risk Purchase Program Guidelines (VX7)
Attachment 2A    VX7 Minimum Equipment Requirements and Incentives

Attachment 3        2014 MY VN9 and VX7 Volume and Incentives
Attachment 3A    2014 MY Production Schedule

Attachment 4        Rental Incentives Payment Terms and Calendar

Attachment 5        Advertising and Promotion

Attachment 6        Onstar

Attachment 7        Long Term Supply Agreement

GM
2014MY DAILY RENTAL PROGRAM GUIDELINES

1.	PROGRAM NAME AND NUMBER:
2014 Model Year Daily Rental Program Guidelines for Daily Rental Fleet Customers (GRP)
Program Code: VN9

2.	PROGRAM DESCRIPTION:
This program makes available to GM dealers and qualified Daily Rental Fleet Customers (hereinafter “DRFC” or “DRFCs”) purchase information on selected 2014 Model Year passenger cars and light duty trucks sold and delivered by GM dealers to qualified D RFCs and eligible for purchase by GM in accordance with these guidelines.

The following are not eligible for this program:
-    Preferred Equipment Group (P.E.G.)/Option package discounts
-     Van Conversions (including Hi-Cube and Step-Van) & Full Size Cargo Vans
-     Vehicles delivered from dealer inventory

A qualified DRFC must have a GM Fleet Account Number (GM FAN) to be eligible for any GM fleet incentive.

3.	PROGRAM START DATE/PROGRAM END DATE/IN-SERVICE PERIOD:

Program Start Date:	Opening of 2014 Model Year ordering system
Program End Date:	When GM dealers are notified that 2014 Model Year fleet orders are no longer being accepted by GM

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000
Avis Budget Group 2014 MY Rental Agreement

In-Service Period:
The In-Service date is the Expiration in Transit date on the invoice plus five (5) days. Refer to Tier Program Parameters (Attachment 1C) and to Flat Rate Program Parameters (Attachment 1D) for minimum and maximum in-service periods applicable to individual programs. All Vehicles to be purchased by GM under this program must be returned and accepted by July 31, 2016. Non-returned Vehicles must remain in-service a minimum of six (6) months or (180 days) from in-service date. GM reserves the right to audit the DRFC to ensure compliance with the minimum six (6) month in-service requirement. Frame, fire, stolen, embezzled and/or water damaged Vehicles, which are ineligible for purchase, do not have a minimum in-service period. Documentation on these Vehicles must be retained on file for audit purposes.

IMPORTANT - Acceptance of an order on any Vehicle line does not constitute a commitment to build or to build within a specific time frame.

All Vehicles, including non-returned Vehicles, supplied by GM are subject to the export control laws and regulations of the United Sates (U.S.) and the DRFCs and dealers will comply with such laws and regulations.

4.	ELIGIBLE MODELS/REQUIRED OPTIONS FOR ORDER AND DELIVERY:
Eligible Models:
All new and unused 2014 GM models with the required minimum factory installed equipment levels specified in Attachment 1A - Minimum Equipment Guidelines “MEG”, and processing options ordered for qualified DRFCs for use as daily rental Vehicles and delivered by GM dealers are eligible for this program.

Required Options for Order and Delivery:
All orders must contain the fleet processing option VN9 and the DRFC code to be enrolled in the Tier Program. Flat Rate programs will require an additional processing option. Refer to the Flat Rate Program Guidelines, Rates and Parameters (Attachment 1D) found in the DRFCs contract for additional processing options. Vehicles must be ordered with minimum option requirements specified in the Minimum Equipment Guidelines (Attachment 1A - “MEG”). Processing Option VN9 will provide a net invoice - less holdback. Vehicles ordered with option VN9 receive order date price protection (PRP).

Dealer must take full responsibility for including the proper processing option on all orders. Should errors occur in the ordering of Vehicles, resulting in diversions or re-invoicing, the ordering dealer may be charged an administrative fee by GM.

All orders must include the following:

a.	Valid GM FAN (Fleet Account Number)

b.	Option Codes: VN9 and DRFC code

c.	Order Type: FDR

d.	Delivery Type: 020 – Daily Rental

Dealer orders currently on hand or in the system that qualify for this program, and that have the appropriate processing options, can be amended only if they have not been released to production. This is the ordering dealer's responsibility.

Vehicles delivered to the DRFCs drop ship sites must have the assigned DRFC code on the window label and the delivery receipt(s) must be checked to verify proper ownership of the Vehicle. GM Customer Support should be contacted immediately regarding Vehicles delivered to the wrong DRFC drop ship site to determine the appropriate course of action. Vehicles that were incorrectly delivered must not be placed into DRFC rental service. GM reserves the right to deny incentives on Vehicles in rental service that have been incorrectly delivered and accepted or titled.

5.	COMPATIBLE INCENTIVES AND ALLOWANCE PROGRAMS:
Vehicles enrolled in the 2014 Model Daily Rental Purchase Program are not eligible for any other fleet/retail program, including, but not limited to, the Dealer Fleet Ordering Assistance Program (VQ) and any GM Dealer Rent A Car program(s).

FLEET CUSTOMERS (GM FAN HOLDERS)		YES/NO
GENERAL
GM MOBILITY	(MOB/MOC/R8L)	N
SALESPERSON / SALES MGR. INCENTIVES		N
CASH DIRECT MAILS/PRIVATE OFFERS/GENERAL
COUPONS/CERTIFICATES/NON-CASH VENDOR PROGRAMS		N
GM BUSINESS CARD	(UDB)	N
CONSUMER CASH		N
DEALER CASH		N
BONUS CASH		N
OPTION PACKAGE DISCOUNTS		N
PRICING
PRICE PROTECTION/BONA FIDE SOLD ORDER	(PPT W/VX7)	N
PRICE PROTECTION/ORDER DATE	(PRP)	Y
ORDER/DELIVERY
FLEET ORDERING & ASSISTANCE	(VQ1/VQ2/VQ3)	N
INTRANSIT INTEREST CREDIT	(C4C)	Y
RENTAL
REPURCHASE	(VN9)	Y
FLAT-RATE REPURCHASE	(YT1 THROUGH YT9)	Y
RISK	(VX7)	N
GM DEALER RENT-A-CAR	(FKR/FKL)	N
GOVERNMENT
PSA/PURA/BID ASSISTANCE/CE	(R6D/PBP/PBS)	N
FLEET/COMMERCIAL
NATIONAL FLEET PURCHASE PROGRAM	(FVX/FPP)	N
RETAIL ALTERNATIVE	(CNC/CNE/CSE/CSR/CWE)	N
SMALL FLEET APR ALTERNATIVE	(XMC)	N
GM'S BUSINESS CUSTOMERS CHOICE		N
TRUCK STOCKING	(TSI)	N
MOTOR HOME INCENTIVE	(R7Y)	N
SCHOOL BUS/SHUTTLE BUS/AMBULANCE INCENTIVE	(R6H)	N
RECREATIONAL VEHICLE INCENTIVE	(R6J)	N
DEMO - LIGHT DUTY DEALER	(DEM/DEE)	N

DEMO - LIGHT DUTY SVM	(DES)	N
SIERRA FLEET PEG	(R7F/FLS)	N
FLEET PREFERRED EQUIPMENT GROUPS		N
COMPETITIVE ASSISTANCE PROGRAMS	(CAP)	N

6.	METHOD OF PAYMENT:
When a Vehicle accepted under the Daily Rental Guaranteed Residual Program is sold at auction, the auction will direct the net sale proceeds to the DRFC owning the Vehicle, or to an assignee approved by GM. Net sale proceeds are equal to the gross sales price less auction sales fees/expenses and less the transportation expense. The DRFC will receive the net sale proceeds within 2 business days after sale of the Vehicle. The net sale proceeds will be forwarded to the DRFC’s designated bank account via EFT. On a monthly basis, GM will process a true-up payment for each of the DRFC’s Vehicles sold in the previous month. The true-up payment, calculated per Vehicle, will be equal to the guaranteed purchase price less mileage and damage charges allowed under the program guidelines and less net sale proceeds already transmitted. (See Attachments 1C and 1D for more details regarding mileage and damage charges.) GM will process the true-up payment on the 5th business day of each month and transfer the funds via EFT to the DRFC on the 7th business day of each month. If the net sale proceeds of any Vehicle exceeds the guaranteed purchase price less GM charges allowed under the program guidelines, then the DRFC will refund the excess to GM by either an offset against other GM true-up payments or by a direct payment based on a manual invoice prepared by GM. The DRFC shall pay the direct payment within five (5) business days of receiving the invoice.

The DRFC and GM want correct payments made to the DRFC by the auctions upon the sale of such Vehicles. GM will review the net sales proceeds before they are released and will stop the release only to correct for misdirected funds. If funds are misdirected by an auction, GM will either make a correcting payment or a collection from the appropriate DRFC. The correction will be accomplished via invoicing and credit payment. As a convenience to the DRFC(s), GM will report the net sales proceeds on a daily, consolidated basis.

Buyback Provision. If a Vehicle accepted under the Daily Rental Guaranteed Residual Program is unsold through the 90th day after acceptance, GM will transfer the Vehicle from the Daily Rental Guaranteed Residual Program to the Daily Rental Acquisition Program on the 91st day, unless GM receives instructions from the DRFC to the contrary by the 89th day pursuant to the Turn In Standards and Procedures (Attachment 1B, Section VII-H – Other). Upon transfer to the Daily Rental Acquisition Program, GM will initiate payment to the DRFC owning the Vehicle for the full guaranteed purchase price (less GM charges allowed under the program) within the BARS system. The DRFC will be paid in approximately 7 Business days. The DRFC will assign the title of such Vehicle, or cause such title to be assigned, to GM on the 91st day after acceptance. GM will perform a weekly scan of the inventory with a run cycle to occur over the weekend to avoid mid-week program changes. If the number of Vehicles in the Daily Rental Acquisition Program for any DRFC exceeds 3% of its total accepted inventory (“Excess Amount”), then GM will instruct the auctions not to transfer Vehicle titles to GM for these Vehicles until the DRFC has received payment from GM for these Vehicles so that the Excess Amount is eliminated. Once the DRFC receives payment for these Vehicles, GM will instruct the auctions to transfer title to GM for these returned Vehicles. This metric (3%) will be calculated on a weekly basis concurrent with the scan of inventory.

Late Auction Fees. If a Vehicle accepted under the Daily Rental Guaranteed Residual Program is unsold through the 25th day after acceptance, GM will begin to accrue $3.00 per day per Vehicle to the DRFC starting on the 26th day. On the 61st day after acceptance, the rate will increase to $4.50 per day per Vehicle until the Vehicle is either sold or transferred to the Daily Rental Acquisition Program. Amounts accrued will be paid monthly with the true-up payment.

Hawaii Vehicles – Due to the extended transportation time for Hawaii Vehicles, Hawaii Vehicles will be segregated in the GM system. The transfer of Hawaii Vehicles from the Daily Rental Guaranteed Residual Program to the Daily Rental Acquisition Program will be implemented at 120 days vs. 90 for these Vehicles and Late Auction Fees will begin accruing at $3.00 per day for Vehicles in inventory over 56 days and at $4.50 per day for Vehicles in inventory over 91 days.

For payment purposes, Monday through Friday are considered business days except for GM recognized holidays and days GM is closed. GM does not staff or a process payment during any period of time GM is closed. Payment processing will not resume until GM officially returns to work.

7.	POLICY FOR CORRECTING VEHICLE IN-SERVICE DATES AND PROGRAM STATUS:
It is the responsibility of the DRFC to identify the in-service date and the program status of all of its Vehicles and make any necessary corrections following the process discussed below. GM will make every effort to accommodate requests to rectify errors in program status prior to the unit being grounded in RIMS. Changes will not be considered after the Vehicle has a valid grounding record.

In-Service Date Corrections:
The GM In-Service Date is always the Expiration in Transit as shown on the invoice plus five (5) days. If Vehicles are delivered more than 10 days past the GM In-Service Date, they qualify for an In-Service Date adjustment. Submit the VINS in question with a copy of the signed delivery receipt to GM Rental Sales. The GM systems will be changed to show the delivery date as the new In-Service Date. All requests must be completed at least 15 days prior to submitting a grounding record to RIMS.

Changes in Program Status:
Vehicles can be moved from the tiered depreciation program to a flat rate depreciation program, or vice versa, if a request is submitted to GM Rental Sales before the Vehicle is grounded in RIMS or before December 31, 2014, whichever comes first. Vehicles may be moved upon verification and approval by GM. Vehicles will be invoice adjusted in BARS to reflect a change in program enrollment. BARS will electronically transmit an updated Enrollment Record to RIMS within three (3) business days acknowledging the change throughout all GM systems. Requests for program change on 2014 Model Year Vehicles must be made prior to December 31, 2014 and 15 business days prior to a valid grounding record in RIMS.

No changes will be considered on in-service Vehicles outside of this policy.

8.	GENERAL PROGRAM GUIDELINES:

A.	GM defines a rental vehicle as:

a.
"The bona fide rental of a vehicle involving use and payment by a customer on an hourly, daily, weekly, or monthly basis. Usage of any such vehicle(s) by a customer for a period of four (4) consecutive months or longer shall be deemed to constitute leasing, and not rental, and will make the vehicle ineligible for incentives."

b.
If a Vehicle enrolled in the Daily Rental Purchase Program is found to be on rent (lease) to a customer in excess of the above guideline, or if the customer consecutively rents multiple enrolled Vehicles for an aggregate term of four (4) or more months, all Vehicles involved in such transactions will not be considered rental and will be ineligible for incentives. GM may audit the DRFC to ensure compliance with this guideline.

B.
All eligible Vehicles must be delivered to the DRFC through a GM dealership or a qualified drop-ship location. Purchases or deliveries made through any other entity or individual are ineligible for payment.

C.
GM reserves the right to audit dealer records and disqualify any sales allowance in the event such sales do not meet the program requirements. All monies improperly paid will be charged back. Failure to comply with the program requirements may result in the dealer being disqualified for future participation in fleet programs and terminations of dealer sales and service agreement(s).

D.
Optional equipment and, in special circumstances, certain standard equipment can be added to or deleted from GM Vehicles during the ordering and manufacturing process by DRFCs. It is the DRFC’s responsibility to ensure that actual Vehicle content is properly disclosed to a buyer or transferee when disposing of a Vehicle. DRFCs that use third party build specifications to promote the sale of their Vehicles should be especially careful to ensure the accuracy of that data.

E.
GM reserves the right to cancel, amend, revise, or revoke any program, at any time, based on its sole business judgment(s). Final decisions in all matters relative to the interpretation of any rule or phase of this activity rest solely with GM.

ANY QUESTIONS REGARDING THIS PROGRAM SHOULD BE DIRECTED TO THE CUSTOMER SUPPORT
CENTER AT 1-800-FLEET OP.

GM VN9 Rental Program

2014MY Minimum Equipment Guidelines
(VN9 MEG)

2/19/2013

NOTE: THIS IS ATTACHMENT 1A
(Min. Equip. Guidelines Referenced in Both Programs)

2013 MY Repurchase Rental Minimum Equipment (VN9) Change Log

Date	Brand	Veh/Tab	Model	Change Comments
3/4/2013	Chev	Impala	All	Added GMX 352 Impala

4/22/2013	Chev	Sonic	All	Revised Paint Colors and Percentages
4/22/2013	Chev	Malibu	All	Revised Paint Colors and Percentages

5/3/2013	Chev	Impala	2LT	Revised interior trim codes to H0U and H0X
5/3/2013	Buick	Lacrosse	1SL	Revised interior trim codes on the 1SL Spec B
5/3/2013	Buick	Lacrosse	1SR	Revised interior trim codes on the 1SR Spec C

6/6/2013	Chev	Captiva	1LT	Added the UHW Radio to additional Options
6/6/2013	Chev	Captiva	LTZ	Added the UHV Radio to additional Options

6/17/2013	Chev	Suburban	1LT	Replaced Diamond White with Summit White
6/17/2013	Chev	Suburban	1LT	Replaced Diamond White with Summit White

6/19/2013	Cad	XTS	1SB	Updated model codes for FWD and AWD

7/1/2013	Chev	Malibu	All	Updated Engine and Ttansmission Codes
7/1/2013	Chev	Malibu	2LT & LTZ	Updated Spare Tire Code

7/15/2013	Chev	Equinox	2LT & LTZ	Updated MyLink Code to UHQ
7/15/2013	Chev	Equinox	LTZ	Updated V6 engine code to LFX

7/15/2013	Chev	Traverse	All	Updated color to Crystal Red Tintcoat 89U

7/15/2013	Chev	Cruze	2LT	Updated Trim Colors

7/15/2013	Buick	Regal	1SN	Updated Model Code

7/16/2013	Chev	Malibu	2LT	Updated Trim Codes

8/15/2013	Chev	Equinox	All	Removal of floor mats from standard equipment

Cadillac ATS Sedan 2014MY
Repurchase Rental Minimum Equipment (VN9)

Spec		Spec A	Spec B
Model Code		6AB69 RWD only	6AC69(RWD/AWD)
Equipment Group
Volume % of Total		50%	50%
Standard Equipment		1SB LUXURY	1SN (RWD) /1SP (AWD) LUXURY
Engine		2.5L 4 cyl	Engine 3.6L V6
Transmission		Auto	Auto
Air Conditioning
Air Conditioning, Rear			----------
Steering
Brakes		Brembo	Brembo
Windows
Door Locks
Cruise Control
Tilt Wheel
Seats
Rear Defogger
Radio		IO5 Cue
Wheels
Floor Mats
Seat Trim/Style
Air Bags
Other

Other
Other

Other

Required Additional Options
CF5 Sunroof
		----------	CF5 Sunroof
Exterior Colors	%
	20	GAN - Radiant Silver	GAN - Radiant Silver
	10	GBA - Black Raven	GBA - Black Raven
	20	GBN - White Diamond Tricoat	GBN - White Diamond Tricoat
	10	(G7E) Red Obsession Tintcoat	(G7E) Red Obsession Tintcoat
	25	(G7Q) Phantom Gray Metallic	(G7Q) Phantom Gray Metallic
	10	(G7U) Majestic Plum Metallic	(G7U) Majestic Plum Metallic
	5	GLK - Black Diamond	GLK - Black Diamond
100
Interior Colors
Leather Seating Surface		H2E - Morello Red/Jet Black accents	H2E - Morello Red/Jet Black accents
Leather Seating Surface		H2N - Caramel Tan /Jet Black accents	H2N - Caramel Tan /Jet Black accents
Leather Seating Surface		H2F - Light Platinum/Brownstone accents	H2F - Light Platinum/Brownstone accents
Leather Seating Surface		HOY - Jet Black/Jet Black accents	HOY - Jet Black/Jet Black accents
Leather Seating Surface		H2P - Light Platinum/Black accents	H2P - Light Platinum/Black accents

Cadillac CTS Sedan
2014MY Repurchase Rental Minimum Equipment (VN9)

Model	4 Dr Sedan RWD/AWD	4 Dr Sedan RWD/AWD	4 Dr Sedan RWD/AWD
Model Code	6AH69	6AK69	6AL69
Equipment Group	1SN/1SP	1SQ/1SR	1SS/1ST
Volume % of Total	50%	25%	25%
Standard Equipment	LUXURY	PERFORMANCE	PREMIUM
Engine	Engine 3.6L V6 - LFX	Engine 3.6L V6 - LFX	Engine 3.6L V6 - LFX
Transmission	Transmission, MGG/MYA	Transmission, MGG/MYA	Transmission, MGG/MYA
Air Conditioning	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone
Air Conditioning, Rear	----------	----------	----------
Steering	Power Steering	Power Steering	Power Steering
Brakes	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS
Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Seat, 10-Way Power Driver	Seat, 10-Way Power Driver	Seat, 10-Way Power Driver
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	IO5 - CUE	IO6 - CUE w/Nav	IO6 - CUE w/Nav
Wheels	Wheels, 17" Ultra Bright Machined - QCO	Wheels, 18" - RT5	Wheels, 18" - RCV
Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Leatherette Bucket - AQ9	Seat, Leather Bucket - AQJ	Dual Front & Side - AYF
Air Bags	Dual Front & Side - AYF	Dual Front & Side - AYF	Sport Susp, HIDs, Foglamps
Other		Sport Susp, HIDs, Foglamps	Htd/Vent Seats, etc see Y41
	----------	----------	Seating Package - Y44
	Seating Package - Y44	Seating Package - Y44
	----------	----------	XM
Other	XM	XM	OnStar
Other	OnStar	OnStar
Other
Required Additional Options			Seat, Leather Bucket - AQJ
----------
	----------	----------	----------
Exterior Colors
	GAN - Radiant Silver	GAN - Radiant Silver	GAN - Radiant Silver
	GBA - Black Raven	GBA - Black Raven	GBA - Black Raven
	GBN - White Diamond Tricoat	GBN - White Diamond Tricoat	GBN - White Diamond Tricoat
	(G7E) Red Obsession Tintcoat	(G7E) Red Obsession Tintcoat	(G7E) Red Obsession Tintcoat
	(G7Q) Phantom Gray Metallic	(G7Q) Phantom Gray Metallic	(G7Q) Phantom Gray Metallic
	(G7U) Majestic Plum Metallic	(G7U) Majestic Plum Metallic	(G7U) Majestic Plum Metallic
	GLK - Black Diamond	GLK - Black Diamond	GLK - Black Diamond
Interior Colors
	HOY - Jet Black w/Jet Black Accents	HCL - Jet Black w/Jet Black Accents	HCL - Jet Black w/Jet Black Accents
	H2D - Jet Black w/ Light Platinum Accents	H5Y - Medium Cashmere w/ Lt. Cashmere Accents	H5Y - Medium Cashmere w/ Lt. Cashmere Accents
H2B - Twilight Blue w/ Jet Black Accents
HDZ - Medium Cashmere w/ Lt. Cashmere Accents

Cadillac CTS Coupe
2014MY Repurchase Rental Minimum Equipment (VN9)

Spec		Spec A	Spec B
Model Code		6DP47/6DH47	6DP47/6DH47
Volume % of Total		0.5	0.5
Standard Equipment		1SF PREFORMANCE	1SH Premium
Engine		Engine 3.6L V6 - LFX	Engine 3.6L V6 - LFX
Transmission		Transmission, MX0/MX7	Transmission, MX0/MX7
Air Conditioning		Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone
Air Conditioning, Rear			----------
Steering		Power Steering	Power Steering
Brakes		Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS
Windows		Power Windows	Power Windows
Door Locks		Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control		Cruise Control	Cruise Control
Tilt Wheel		Tilt Steering Wheel	Tilt Steering Wheel
Seats		Seat, 10-Way Power Driver	Seat, 10-Way Power Driver
Rear Defogger		Rear Defogger	Rear Defogger
Radio		Radio AM/FM/CD Surround	Radio AM/FM Surround w/ NAV
Wheels		Wheels, 18"	Wheels, 18"
Floor Mats		Floor Mats	Floor Mats
Seat Trim/Style		Seat, Leather Bucket - AQ9	Seat, Leather Bucket - AQ9
Air Bags		Dual Front & Side - AY0	Dual Front & Side - AY0
Other		----------	See Y40, Y41
		----------	----------
		Seating Package - Y44	Seating Package - Y44
		----------	----------
Other		XM	XM
Other		OnStar	OnStar
Other		Tire Inflation Kit Only - No Spare Available	Tire Inflation Kit Only - No Spare Available

Required Additional Options
		----------	----------
Exterior Colors	%
	20	GAN - Radiant Silver	GAN - Radiant Silver
	10	GBA - Black Raven	GBA - Black Raven
	20	GBN - White Diamond Tricoat	GBN - White Diamond Tricoat
	10	(G7E) Red Obsession Tintcoat	(G7E) Red Obsession Tintcoat
	25	(G7Q) Phantom Gray Metallic	(G7Q) Phantom Gray Metallic
	10	(G7U) Majestic Plum Metallic	(G7U) Majestic Plum Metallic
	5	GLK - Black Diamond	GLK - Black Diamond
Interior Colors
		AFC - Ebony/Ebony	AFC - Ebony/Ebony
		AFD - Light Titanium/Ebony	AFD - Light Titanium/Ebony
		AFE - Cocoa/Cashmere	AFE - Cocoa/Cashmere

Cadillac CTS Wagon
2014MY Repurchase Rental Minimum Equipment (VN9)

Spec		Spec A	Spec B
Model Code		6DP35/6DH35	6DP35/6DH35
Volume % of Total		50%	50%
Standard Equipment		1SD Luxury	1SH PREMIUM
Engine		Engine 3.0L V6 - LFW	Engine 3.6L V6 - LFX
Transmission		Transmission, MX0/MX7	Transmission, MX0/MX7
Air Conditioning		Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone
Air Conditioning, Rear		----------	----------
Steering		Power Steering	Power Steering
Brakes		Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS
Windows		Power Windows	Power Windows
Door Locks		Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control		Cruise Control	Cruise Control
Tilt Wheel		Tilt Steering Wheel	Tilt Steering Wheel
Seats		Seat, 10-Way Power Driver	Seat, 10-Way Power Driver
Rear Defogger		Rear Defogger	Rear Defogger
Radio		Radio AM/FM/CD	Radio AM/FM/CD w/ Surround & Nav
Wheels		Wheels, 17"	Wheels, 18"
Floor Mats		Floor Mats	Floor Mats
Seat Trim/Style		Seat, Leather Bucket	Seat, Leather Bucket
Air Bags		Dual Front & Side - AY0	Dual Front & Side - AY0
Other		Rear Camera and other content - see Y40	Luxury Level One Pkg - Y40
		----------	Luxury Level Two Pkg Y41
		Seating Package - Y44	Seating Package - Y44
		----------	----------
Other		XM	XM
Other		OnStar	OnStar
Other		Tire Inflation Kit Only - No Spare Available/PYZ Spare Tire	Tire Inflation Kit - No Spare - SGC/PYZ Spare Tire
Required Additional Options
		Compact Spare	Compact Spare
Exterior Colors	%
	20	GAN - Radiant Silver	GAN - Radiant Silver
	10	GBA - Black Raven	GBA - Black Raven
	20	GBN - White Diamond Tricoat	GBN - White Diamond Tricoat
	10	(G7E) Red Obsession Tintcoat	(G7E) Red Obsession Tintcoat
	25	(G7Q) Phantom Gray Metallic	(G7Q) Phantom Gray Metallic
	10	(G7U) Majestic Plum Metallic	(G7U) Majestic Plum Metallic
	5	GLK - Black Diamond	GLK - Black Diamond
Interior Colors
		AFC - Ebony/Ebony	AFC - Ebony/Ebony
		AFD - Light Titanium/Ebony	AFD - Light Titanium/Ebony
		AFE - Cocoa/Cashmere	AFE - Cocoa/Cashmere

'Cadillac XTS
'2014MY Repurchase Rental Minimum Equipment (VN9)

Spec	Spec A	Spec B
Model Code	6GC69	6GX69
Equipment Group	FWD	AWD
Volume % of Total	60%	40%
Standard Equipment	1SB LUXURY	1SB LUXURY
Engine	Engine 3.6L V6 - LFX	Engine 3.6L V6 - LFX
Transmission	6-Speed Transmission, 6T70 FWD - M7W	6-Speed Transmission, 6T70 AWD - M7U
Air Conditioning	Air Cond. Auto Dual Zone - CJ2	Air Cond. Auto Dual Zone - CJ2
Air Conditioning, Rear	----------	----------
Airbags	Dual-stage frontal, side impact, knee and head curtain side impact for driver and front passenger, head curtain and seat side impact for outboard rear passengers - AYF	Dual-stage frontal, side impact, knee and head curtain side impact for driver and front passenger, head curtain and seat side impact for outboard rear passengers - AYF
Steering	Power Steering with variable effort - NXC	Power Steering with variable effort - NXC
Brakes	Brembo disc brakes with antilock, 4 wheel	Brembo disc brakes with antilock, 4 wheel
Windows	Power Windows, all 4 with Express-Up/Down, includes rear passenger lockout	Power Windows, all 4 with Express-Up/Down, includes rear passenger lockout
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control - K34	Cruise Control - K34
Tilt Wheel	Heated, Power rake and telescopic Steering Wheel, leather-wrapped with wood accents, includes tap up/tap down controls	Heated, Power rake and telescopic Steering Wheel, leather-wrapped with wood accents, includes tap up/tap down controls
Seats	Seat, 4-Way Power Driver and Passenger w memory	Seat, 4-Way Power Driver and Passenger w memory
Rear Defogger	Rear Defogger	Rear Defogger
Radio	Cadillac User Experience including 8 speaker Bose audio system with AM/FM/HD/CD/XM/MP3	Cadillac User Experience including 8 speaker Bose audio system with AM/FM/HD/CD/XM/MP3
Wheels	Wheels, 19" aluminum	Wheels, 19" aluminum
Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Leather seating surfaces	Seat, Leather seating surfaces
Other	StabiliTrak	StabiliTrak
Other	Adaptive Remote Start - BTV	Adaptive Remote Start - BTV
Other	Heated/Ventilated Front Seats - KA1	Heated/Ventilated Front Seats - KA1
Other	Heated Rear Seats - KU3	Heated Rear Seats - KU3
Other	Bluetooth	Bluetooth
Other	OnStar	OnStar
Other	Front/Rear Park Assist	Front/Rear Park Assist
Other	Rear Vision Camera	Rear Vision Camera
Required Additional Options
	Navigation - IO6	Navigation - IO6
Exterior Colors
	GAN - Radiant Silver Metallic	GAN - Radiant Silver Metallic
	GBA - Black Raven	GBA - Black Raven
	GLJ - Graphite Metallic - NEW	GLJ - Graphite Metallic - NEW
	GWT - Silver Coast Metallic - NEW	GWT - Silver Coast Metallic - NEW
Interior Colors
	AFC - Jet Black	AFC - Jet Black
	AFD - Shale w/ Cocoa Accents	AFD - Shale w/ Cocoa Accents

Cadillac SRX
2014MY Repurchase Rental Minimum Equipment (VN9)

Spec		Spec A	Spec B	Spec C
Model Code		6NG26	6NG26	6NL26
Equipment Group		FWD	FWD	AWD
Volume % of Total		45%	35%	20%
Standard Equipment		1SB LUXURY	1SD PERFORMANCE	1SB LUXURY
Engine		Engine 3.6L V6 - LFX	Engine 3.6L V6 - LFX	Engine 3.6L V6 - LFX
Transmission		6-Speed Transmission, MH2	6-Speed Transmission, MH2	6-Speed Transmission, MH4
Air Conditioning		Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone
Air Conditioning, Rear
Airbags		Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0
Steering		Power Steering	speed sensing variable effort	Power Steering
Brakes		Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS
Windows		Power Windows	Power Windows	Power Windows
Door Locks		Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control		Cruise Control	Cruise Control	Cruise Control
Tilt Wheel		Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats		Seat, 8-Way Power Driver	Seat, 8-Way Power Driver	Seat, 8-Way Power Driver
Rear Defogger		Rear Defogger	Rear Defogger	Rear Defogger
Radio		Radio AM/FM/CD/XM/MP3 - UYE	navigation (UY4)	Radio AM/FM/CD/XM/MP3 - UYE
Wheels		Wheels, 18" aluminum - QF8	Wheels, 20" aluminum	Wheels, 18" aluminum - QF8
Floor Mats		Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style		Seat, Leather Bucket - AQ9	Seat, Leather Bucket - AQ9	Seat, Leather Bucket - AQ9
Other		StabiliTrak	StabiliTrak	StabiliTrak
Other		Adaptive Remote Start - BTV	Adaptive Remote Start - BTV	Adaptive Remote Start - BTV
Other		Lift Gate - Rear Power	Lift Gate - Rear Power	Lift Gate - Rear Power
Other		Sunroof - C3U	Sunroof - C3U	Sunroof - C3U
Other		Heated Seats - KA1	Heated Seats - KA1	Heated Seats - KA1
Other		XM Radio	XM Radio	XM Radio
Other		Bluetooth	Bluetooth	Bluetooth
		Side Blind Zone Alert	HID Headlamps	Side Blind Zone Alert
		Rear cross traffic alert	Adaptive forward lighting	Rear cross traffic alert
foglamps
Other		OnStar	OnStar	OnStar
Required Additional Options				Q6X) Wheels, 18" x 8" (45.7 cm x 20.3 cm) chrome, bright finish
		Q6X) Wheels, 18" x 8" (45.7 cm x 20.3 cm) chrome, bright finish		Audio Sys w/ Navigation - Incl Rear Camera (UY4)
Exterior Colors	%
	20	GAN - Radiant Silver	GAN - Radiant Silver	GAN - Radiant Silver
	15	GAR - Black Ice	GAR - Black Ice	GAR - Black Ice
	20	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat
	15	GBR - Platinum Ice Tricoat	GBR - Platinum Ice Tricoat	GBR - Platinum Ice Tricoat
	20	(GLJ) Graphite Metallic	(GLJ) Graphite Metallic	(GLJ) Graphite Metallic
	10	(GWX) Subterranean Metallic	(GWX) Subterranean Metallic	(GWX) Subterranean Metallic
100
Interior Colors
		AFC - Ebony/Titanium	AFC - Ebony/Titanium	AFC - Ebony/Titanium
		AFD - Titanium/Ebony	AFD - Titanium/Ebony	AFD - Titanium/Ebony
		(AFE) Caramel with Ebony accents (Ebony headliner)	(AFE) Caramel with Ebony accents (Ebony headliner)	(AFE) Caramel with Ebony accents (Ebony headliner)
		Shale w/Brownstone accents	Shale w/Brownstone accents	Shale w/Brownstone accents

Cadillac Escalade
2014MY Repurchase Rental Minimum Equipment (VN9)

Spec		Spec A
Model Code		6C10706
Volume % of Total		100%
Standard Equipment		1SB LUXURY
Engine		Engine Vortec 6200 V8 - L92
Transmission		Transmission, Automatic
Air Conditioning		Air Conditioning, Auto Tri-Zone
Air Conditioning, Rear		Air Conditioning, Rear Aux.
Steering		Power Steering
Brakes		Brakes, Power 4Whl Disc w/ ABS
Windows		Power Windows
Door Locks		Pwr Locks w/Keyless Ent.
Cruise Control		Cruise Control
Tilt Wheel		Tilt Steering Wheel
Seats		Seat, 14 Way Power Driver/Pass
Rear Defogger		Rear Defogger
Radio		Navigation - U3R
Wheels		Wheels, 22" aluminum - P56
Floor Mats		Floor mats
Seat Trim/Style		Seat, Leather Bucket - AN3
Air Bags		Dual Front & Side
Other		StabiliTrak
Other		Mirrors, Pwr OSRV
Other		Rear Park Assist
Other		Power Adj Pedals
Other		Assist Steps - BVU
Other		Remote Vehicle Starter
Other		Bluetooth Interface - UPF
3 Pass 3rd Row Seat - AS3
Sunroof - CF5
Other		XM
Other		OnStar
Required Additional Options
Rear Entertain. System - U42
Exterior Colors	%
	35	41U - Black Raven
	35	98U - White Diamond Tricoat
	15	GAN - Radiant Silver Metallic - NEW
	15	GWT - Silver Coast

100
Interior Colors
394 - Cashmere w/ Cocoa Accents

Chevrolet Spark
2014MY Repurchase Rental Minimum Equipment (VN9)

Spec		Spec A	Spec B
Model Code		1CN48	1CO48
Volume % of Total		80%	20%
Standard Equipment		1LT - 1SD	2LT - 1SF
Engine		ECOTEC 1.2L DOHC 4-cylinder MFI	ECOTEC 1.2L DOHC 4-cylinder MFI
Transmission		(M4M) Continuous Variable Transmission	(M4M) Continuous Variable Transmission
Transmission
Brakes		4-wheel antilock, front disc/rear drum	4-wheel antilock, front disc/rear drum
Steering		Power Steering	Power Steering
Airbags		Dual Front & Side Air Bag - AYF	Dual Front & Side Air Bag - AYF
Air Conditioning		Single-zone Manual - C60	Single-zone Manual - C61
Radio		Chevrolet MyLink Touch	Chevrolet MyLink Touch
XM Radio		XM - U2K	XM - U2K
Bluetooth for phone		STD	STD
Cruise Control		STD	STD
Door Locks		Power Programmable	Power Programmable
Rear Defogger		STD	STD
Floor Mats		STD - front and rear	STD - front and rear
OnStar		OnStar - UE1	OnStar - UE1
Seats Adjuster		Driver and Pass. Manual	Driver and Pass. Manual
Seats Trim/Style		front high-back bucket with adjustable head restraints	front high-back bucket with adjustable head restraints - Leatherette
Seats Heated		NA	Included
Steering Column		Tilt Wheel	Tilt Wheel
Windows		Power	Power
Spoiler, rear		Spoiler, rear with integrated LED CHMSL	Spoiler, rear with integrated LED CHMSL
Wheels		15" (38.1 cm) 5-split spoke Silver-painted aluminum	Wheels, 15" (38.1 cm) machined-face aluminum with Gray-painted pockets
Stabilitrak		STD	STD
Open		----------	Fog Lamps
***See Order Guide For Complete Detail***			Roof Rails
Required Additional Options

Exterior Colors	%
	10	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
	10	GAZ - Summit White	GAZ - Summit White
	20	G6E - Salsa	G6E - Salsa
	20	GUC - Denim	GUC - Denim
	20	GUD - Lemonade	GUD - Lemonade
	20	(G6F) Lime	(G6F) Lime
100
Interior Colors
		AFH - Green with Green Trim	AFG - Light Titanium with Silver Trim Leatherette
		AFI - Silver with Blue Trim	AFL - Dark Pewter with Silver Trim Leatherette
		AFJ - Yellow with Yellow Trim (late availability)	AAY - Dark Pewter with Green Trim Leatherette
		AFK - Silver with Silver Trim	AFM - Red with Red Trim Leatherette

Chevrolet Sonic
2014MY Repurchase Rental Minimum Equipment (VN9)

Spec		Spec A		Spec B		Spec C		Spec D
Model Code		1JV69 - 4 Dr Sedan LT		1JW69 - 4 Dr Sedan LTZ		1JV48 - 5 Dr HATCHBACK LT		1JW48 - 5 Dr HATCHBACK LTZ
Volume % of Total		25%		25%		25%		25%
Standard Equipment		1SD		1SF		1SD		1SF
Engine		Engine 1.8L L4 - LUW		Engine 1.8L L4 - LUW		Engine 1.8L L4 - LUW		Engine 1.8L L4 - LUW
Transmission		Transmission, Automatic - MH9		Transmission, Automatic - MH8 with LUV		Transmission, Automatic - MH9		Transmission, Automatic - MH8 with LUV
Air Conditioning		Air Conditioning		Air Conditioning		Air Conditioning		Air Conditioning
Steering		Power Steering		Power Steering		Power Steering		Power Steering
Brakes		Power ABS Brakes		Power ABS Brakes		Power ABS Brakes		Power ABS Brakes
Windows		Power Windows - AXG		Power Windows - AXG		Power Windows - AXG		Power Windows - AXG
Door Locks		Power Locks - AU3		Power Locks - AU3		Power Locks - AU3		Power Locks - AU3
Cruise Control		Cruise Control - K34		Cruise Control - K34		Cruise Control - K34		Cruise Control - K34
Tilt Wheel		Tilt/Telescoping Steering Wheel		Tilt/Telescoping Steering Wheel		Tilt/Telescoping Steering Wheel		Tilt/Telescoping Steering Wheel
Seats		Manual		Manual		Manual		Manual
Rear Defogger		Rear Defogger		Rear Defogger		Rear Defogger		Rear Defogger
Radio		Radio AM/FM/XM/CD - UH7		Radio MYLINK AM/FM/CD/XM/USB - UF7		Radio AM/FM/XM/CD - UH7		Radio MYLINK AM/FM/CD/XM/USB - UF7
Other		Wheels, 15" painted alloy		Wheels, 17" painted alloy		Wheels, 15" painted alloy		Wheels, 17" painted alloy
Other		Seat, Cloth Bucket		Seat, Heated Leatherette Bucket		Seat, Cloth Bucket		Seat, Heated Leatherette Bucket
Other		OnStar - UE1		OnStar - UE1		OnStar - UE1		OnStar - UE1
Other		Remote Keyless Entry		Remote Keyless Entry		Remote Keyless Entry		Remote Keyless Entry
Other		XM U2K		XM U2K		XM U2K		XM U2K
Other		Floor Mats - B37		Floor Mats - B37		Floor Mats - B37		Floor Mats - B37
Other		Bluetooth for Phone; Bluetooth audio streaming		Bluetooth for Phone; Bluetooth audio streaming		Bluetooth for Phone; Bluetooth audio streaming		Bluetooth for Phone; Bluetooth audio streaming
Other		Steering Wheel Controls		Steering Wheel Controls		Steering Wheel Controls		Steering Wheel Controls
Other		Remote Start - BTV		Remote Start - BTV		Remote Start - BTV		Rear Spoiler
Other		USB		Leather Steering Wheel		USB		Leather Steering Wheel
Other								Remote Start - BTV
Required Additional Options
				LUV 1.4L turbocharged engine				LUV 1.4L turbocharged engine
Exterior Colors
	20	GAN - Silver Ice Metallic	20	GAN - Silver Ice Metallic	20	GAN - Silver Ice Metallic	20	GAN - Silver Ice Metallic
	20	GAZ - Summit White	20	GAZ - Summit White	20	GAZ - Summit White	20	GAZ - Summit White
	20	GLJ - Ashen Gray Metallic	20	GLJ - Ashen Gray Metallic	20	GLJ - Ashen Gray Metallic	20	GLJ - Ashen Gray Metallic
	20	GTS - Blue Topaz metallic	20	GTS - Blue Topaz metallic	20	GTS - Blue Topaz metallic	20	GTS - Blue Topaz metallic
	10	GAR - Black Granite (Extra Cost)	10	GAR - Black Granite (Extra Cost)	10	GAR - Black Granite (Extra Cost)	10	GAR - Black Granite (Extra Cost)

	10	GBE - Crystal Red Metallic Tintcoat2 (Extra Cost)	10	GBE - Crystal Red Metallic Tintcoat2 (Extra Cost)	10	GBE - Crystal Red Metallic Tintcoat2 (Extra Cost)	10	GBE - Crystal Red Metallic Tintcoat2 (Extra Cost)
				GBN - White Diamond Coat (Extra Cost)				GBN - White Diamond Coat (Extra Cost)
Interior Colors
		ABY Jet Black w/ DarK TITANIUM Cloth		ACI Jet Black w/ DarK TITANIUM Heated Leatherette		ABY Jet Black w/ DarK TITANIUM Cloth		ACI Jet Black w/ DarK TITANIUM Heated Leatherette
		ACC DarK TITANIUM with Very Dark Pewter Cloth		ADN - Brick Heated Leatherette		ACC DarK TITANIUM with Very Dark Pewter Cloth		ADN - Brick Heated Leatherette
				ADP Dark TITANIUM with Very Dark Pewter Heated Leatherette				ADP Dark TITANIUM with Very Dark Pewter Heated Leatherette

Chevrolet Cruze
2014MY Repurchase Rental Minimum Equipment (VN9)

Spec		Spec A	Spec B	Spec C
Model Code		1PX69 - 4 Dr Sedan	1PZ69 - 4 Dr Sedan	1PW69 - 4 Dr Sedan
Volume % of Total		25%	45%	30%
Standard Equipment		1LT(1SD)	2LT(1SH)	LTZ (1SJ)
Engine		ECOTEC Turbo 1.4L - LUV	ECOTEC Turbo 1.4L - LUV	ECOTEC Turbo 1.4L - LUV
Transmission		6-Spd Automatic - MH8	Transmission, 6-Spd. Auto - MH8	Transmission, 6-Spd. Auto - MH8
Air Conditioning		Air Conditioning	Air Conditioning	Air Conditioning
Air Conditioning, Rear		----------	----------	----------
Airbags		Front, Front and Rear Side Impact and Roof Rail - AYF	Front, Front and Rear Side Impact and Roof Rail - AYF	Front, Front and Rear Side Impact and Roof Rail - AYF
Airbags		Front Knee	Front Knee	Front Knee
Steering		Power Steering	Power Steering	Power Steering
Brakes		Power Brakes	Power Brakes w/ ABS	Power Brakes
Windows		Power Windows	Power Windows	Power Windows
Door Locks		Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control		Cruise Control	Cruise Control	Cruise Control
Tilt Wheel		Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats		Manual	Power	Power
Rear Defogger		Rear Defogger	Rear Defogger	Rear Defogger
Radio		Radio AM/FM/CD/MP3 - UYE	Radio Color Touch AM/FM/CD/MP3 - UFU	Radio Color Touch AM/FM/CD/MP3 - UFU
Wheels		Wheels, 16" Alloy - WR6	Wheels, 17" 5 Spoke Alloy - RBU	Wheels, 18" Alloy - PZV
Floor Mats		Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style		Seat, Cloth Bucket	Seat, Heated Leather Bucket - KA1	Seat, Heated Leather Bucket - KA1
Other		Compact Spare - RU5	Compact Spare - RU5	Compact Spare - RU5
Other		----------	XM	XM
Other		OnStar	OnStar	OnStar
Required Additional Options
			CF5 Sunroof	CF5 Sunroof
			PDZ Appearance Pkg.	PDZ Appearance Pkg.
Exterior Colors	%
	15	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
	15	GAR - Black Granite Metallic	GAR - Black Granite Metallic	GAR - Black Granite Metallic
	10	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat
	20	GAZ - Summit White	GAZ - Summit White	GAZ - Summit White
	15	(G7C) Red Hot exterior color	(G7C) Red Hot exterior color	(G7C) Red Hot exterior color
	5	(G7J) Rainforest Green Metallic exterior color	(G7J) Rainforest Green Metallic exterior color	(G7J) Rainforest Green Metallic exterior color
	15	(GXG) Tungsten Metallic exterior color	(GXG) Tungsten Metallic exterior color	(GXG) Tungsten Metallic exterior color
	5	(GXH) Blue Ray Metallic exterior color	(GXH) Blue Ray Metallic exterior color	(GXH) Blue Ray Metallic exterior color
Interior Colors	100
		AFF - Jet Black Cloth	ACI - Jet Black w/Brick Leather w/ PDZ	AAY - Cocoa/Light Neutral Leather
		AFC - Jet Black/Medium Titanium Cloth	ACB - Cocoa/Light Neutral Leather	AAW - Jet Black Leather
		AFG - Jet Black/Sport Red Cloth	ACC - Jet Black Leather	AAX - Jet Black w/Brick Leather

Chevrolet Malibu
2014MY Repurchase Rental Minimum Equipment (VN9)

Model	Spec A	Spec B	Spec C	Spec D
Model Code	1GB69	1GC69	1GC69	1GD69
Volume % of Total	15%	35%	30%	20%
Standard Equipment	1FL	1LT	2LT	1LZ
Engine	DOHC 4Cyl - LKW	DOHC 4Cyl - LKW	DOHC 4Cyl - LKW	DOHC 4Cyl - LKW
Automatic Transmission	STD - MNH	STD - MNH	STD - MNH	STD - MNH
Air Conditioning	STD	STD	STD	STD
Power Seat - Driver Side w Lumbar	Not Available	OPT - 8 Way	STD - 8 Way	STD - 8 Way
Heated Seat	N/A	N/A	Optional	STD
Cruise Control	STD	STD	STD	STD
Seat Trim	Premium Cloth	Premium Cloth/Leatherette	Premium Cloth/Leatherette	Leather
Radio w/CD	STD -UYE	STD -UFU	STD -UFU	STD -UFU
Rear Defogger	STD	STD	STD	STD
Body Side Moldings	OPT (Free Flow)	OPT (Packaged, PCN)	Opt (Packaged, PCU)	Not Available
Wheels	QW0 - 16" Aluminum	R1H - 16" Aluminum	Q48- 18" Aluminum	PZJ - 18" Aluminum
Keyless Entry	STD	STD	STD	STD
Remote Start	N/A	Optional	STD	STD
Power Door Lock	STD	STD	STD	STD
Power windows	STD	STD	STD	STD
Airbags	RESTRAINT SYSTEM-SEAT, INFLATABLE, DRIVER & PASS FRT, FRT SEAT SIDE & RR SEAT SIDE, ROOF SIDE, KNEE - AYF	RESTRAINT SYSTEM-SEAT, INFLATABLE, DRIVER & PASS FRT, FRT SEAT SIDE & RR SEAT SIDE, ROOF SIDE, KNEE - AYF	RESTRAINT SYSTEM-SEAT, INFLATABLE, DRIVER & PASS FRT, FRT SEAT SIDE & RR SEAT SIDE, ROOF SIDE, KNEE - AYF	RESTRAINT SYSTEM-SEAT, INFLATABLE, DRIVER & PASS FRT, FRT SEAT SIDE & RR SEAT SIDE, ROOF SIDE, KNEE - AYF
Other	OPT	Floor Mats - B34	Floor Mats - B34	Floor Mats - B34
Other	ABS	ABS	ABS	ABS
Other	Stabiltrak	Stabilitrak	Stabilitrak	Stabilitrak
Other		XM	XM	XM
Other	OnStar	OnStar	OnStar	OnStar
110 Outlet	Opt	Not Available	Opt (Packaged, PCU)	Opt

	Tire Repair Kit - WTR	Tire Repair Kit - WTR	Spare Tire - QCL	Spare Tire - QCL
Required Additional Options		Power Convience Package - PCN

17" Wheel - R1U

		B83 - Body Side Moldings				Electronics/ Entertainment Pkg. (PCU)		Electronics/ Entertainment Pkg. (PCU)
		Front and Rear Floor Mats - B34 and B35
						Auto Dimming ISRV Mirror
						Back-up Camera
						Universal Garage Opener
						Pioneer Nine speaker System UQA
						High output amplifier (Incl in UQA)
						110 Outlet ( Not available on Eco for whole 13 MY)
						Body Side Molding

Exterior Colors	%		%		%		%
	25	GAN - Silver Ice Metallic	25	GAN - Silver Ice Metallic	25	GAN - Silver Ice Metallic	25	GAN - Silver Ice Metallic
	10	GBM - White Diamond Tricoat	10	GBM - White Diamond Tricoat	10	GBM - White Diamond Tricoat	10	GBM - White Diamond Tricoat
	10	GAR - Black Granite Metallic	10	GAR - Black Granite Metallic	10	GAR - Black Granite Metallic	10	GAR - Black Granite Metallic
	10	GBE - Crystal Red Tintcoat	10	GBE - Crystal Red Tintcoat	10	GBE - Crystal Red Tintcoat	10	GBE - Crystal Red Tintcoat
	25	GAZ - Summit White	25	GAZ - Summit White	25	GAZ - Summit White	25	GAZ - Summit White
	20	GWT - Champagne Silver Metallic	20	GWT - Champagne Silver Metallic	20	GWT - Champagne Silver Metallic	20	GWT - Champagne Silver Metallic
Interior Colors
Premium Cloth		AFB - Jet Black/Titanium

Premium Cloth/Leatherette				AFE - Jet Balck		AFE - Jet Balck
Premium Cloth/Leatherette				AFG - Jet Black/Titanium		AFG - Jet Black/Titanium
Premium Cloth/Leatherette				AFI - Cocoa/Light Neutral		AFI - Cocoa/Light Neutral

Leather Appointed								AFK - Jet Balck
Leather Appointed								AFM - Jet Black/Brownstone
Leather Appointed								AFL - Cocoa/Light Neutral
Leather Appointed
Leather Appointed

Chevrolet Impala
2014MY Repurchase Rental Minimum Equipment (VN9)

Model		Spec A	Spec B	Spec C
Model Code		1WF19	1WG19	1WU19
Volume % of Total		20%	60%	20%
Standard Equipment		1FL	2FL	1LZ
Engine		Engine 3.6L V6 - LFX	Engine 3.6L V6 - LFX	Engine 3.6L V6 - LFX
Transmission		Transmission, Automatic 6 Speed	Transmission, Automatic 6 Speed	Transmission, Automatic 6 Speed
Air Conditioning		Air Cond. Manual Single Zone	Air Cond. Manual Dual Zone	Air Cond. Manual Dual Zone
Air Conditioning, Rear		----------	----------	----------
Steering		Power Steering	Power Steering	Power Steering
Brakes		Pwr Brakes w/ 4Whl Disc	Pwr Brakes w/ 4Whl Disc	Pwr Brakes w/ 4Whl Disc & ABS
Electronic Stability Control		Stabilitrak - JL4	Stabilitrak - JL4	Stabilitrak - JL4
Windows		Power Windows	Power Windows	Power Windows
Door Locks		Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control		Cruise Control	Cruise Control	Cruise Control
Tilt Wheel		Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats		Seat, 6 Way Power Driver	Seat, 6 Way Power Driver	Seat, 8 Way Power Driver & Pass
Rear Defogger		Rear Defogger	Rear Defogger	Rear Defogger
Airbags		Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0
Radio		(US8) AM/FM stereo with CD player and MP3 playback	(US8) AM/FM stereo with CD player and MP3 playback	(US8) AM/FM stereo with CD player and MP3 playback
Wheels		Wheels, 16" Alum. - RRZ	Wheels, 17" aluminum - RS7	Wheels, 18" aluminum - RSX
Floor Mats		Optional	Floor Mats	Floor Mats
Seat Trim/Style		Seat, Cloth Bucket - AR9	Seat, Cloth Bucket - AR9	Seat, Leather Bucket - AR9
Other		----------	Grilles	(UPF) Bluetooth for phone
Other		(UPF) Bluetooth for phone	(UPF) Bluetooth for phone	Spoiler
Other				OnStar
Other		(UK3) Steering wheel-mounted audio controls now standard	(UK3) Steering wheel-mounted audio controls now standard	XM Note: R6B Credit For Units Going To Hawaii & Alaska Will Continue.
Other		Body Side Moldings - B86	Body Side Moldings - B86	Body Side Moldings - B86
Other		(NP5) Leather-wrapped steering wheel now standard	(NP5) Leather-wrapped steering wheel now standard	(NP5) Leather-wrapped steering wheel now standard
Required Additional Options
			Flip/Fold Rear Seats AM9	Sunroof - CF5
		OnStar	PDV Sunroof Pkg.

OnStar

XM - U2K (Req. PDD OnStar) Note: R6B Credit Not Available For Units Going To Hawaii & Alaska.

Exterior Colors	%
	20	17U - Silver Ice Metallic	17U - Silver Ice Metallic	17U - Silver Ice Metallic
	20	41U - Black	41U - Black	41U - Black
	20	50U - Summit White	50U - Summit White	50U - Summit White

	20	GLJ - Ashen Gray Metallic	GLJ - Ashen Gray Metallic	GLJ - Ashen Gray Metallic
	20	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat
100
Interior Colors
		70C/702 - Neutral	70C/702 - Neutral	70C/702 - Neutral
		19C/192 - Ebony	19C/192 - Ebony	19C/192 - Ebony
		83C/832 - Gray	83C/832 - Gray	83C/832 - Gray

Chevrolet Impala
2014MY Repurchase Rental Minimum Equipment (VN9)

Model	Spec A	Spec B	Spec B	Spec C	Spec C
Model Code	1GX69	1GY69	1GY69	1GZ69	1GZ69
Volume % of Total	20%	35%	20%	10%	15%
Standard Equipment	1FL	1LT	2LT	1LZ	2LZ
Engine	Engine 2.5L 4CYL. - LKW	Engine 2.5L 4CYL. - LKW	Engine 3.6L V6 - LFX	Engine 2.5L 4CYL. - LKW	Engine 3.6L V6 - LFX
Transmission	Transmission, Automatic 6 Speed	Transmission, Automatic 6 Speed	Transmission, Automatic 6 Speed	Transmission, Automatic 6 Speed	Transmission, Automatic 6 Speed
Air Conditioning	Air Cond. Manual Single Zone	Air Cond. Manual Dual Zone	Air Cond. Manual Dual Zone	Air Cond. Manual Dual Zone	Air Cond. Manual Dual Zone
Air Conditioning, Rear	----------	----------	----------	----------	----------
Steering	Power Steering	Power Steering	Power Steering	Power Steering	Power Steering
Brakes	Pwr Brakes w/ 4Whl Disc	Pwr Brakes w/ 4Whl Disc	Pwr Brakes w/ 4Whl Disc	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS
Electronic Stability Control	Stabilitrak - JL4	Stabilitrak - JL4	Stabilitrak - JL4	Stabilitrak - JL4	Stabilitrak - JL4
Windows	Power Windows	Power Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Seat, 6 Way Power Driver	Seat, 6 Way Power Driver	Seat, 6 Way Power Driver	Seat, 8 Way Power Driver & Pass	Seat, 8 Way Power Driver & Pass
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Airbags	Dual Front & Side Air Bag - AYF	Dual Front & Side Air Bag - AYF	Dual Front & Side Air Bag - AYF	Dual Front & Side Air Bag - AYF	Dual Front & Side Air Bag - AYF
Radio	(IO3) AM/FM stereo with CD player and MP3 playback	(IO5) Chevrolet My LinkAM/FM stereo with CD player	(IO5) Chevrolet My LinkAM/FM stereo with CD player	(IO5) Chevrolet My LinkAM/FM stereo with CD player	(IO5) Chevrolet My LinkAM/FM stereo with CD player
Wheels	Wheels, 18" Steel - RT3	Wheels, 18" Painted Alloy - RT4	Wheels, 18" Painted Alloy - RT4	Wheels, 19" Machine Faced Aluminum -Q6M	Wheels, 19" Machine Faced Aluminum -Q6M
Floor Mats	Optional	Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Cloth Bucket - AR9	Seat, Cloth Bucket - AR9	Seat, Cloth Bucket - AR9	Seat, Leather Bucket - AR9	Seat, Leather Bucket - AR9
Other	----------	Grilles	Grilles	(UPF) Bluetooth for phone	(UPF) Bluetooth for phone
Other	(UPF) Bluetooth for phone	(UPF) Bluetooth for phone	(UPF) Bluetooth for phone	Spoiler	Spoiler
Other	OnStar	OnStar	OnStar	OnStar	OnStar
Other	(UK3) Steering wheel-mounted audio controls now standard	(UK3) Steering wheel-mounted audio controls now standard	(UK3) Steering wheel-mounted audio controls now standard	XM Note: R6B Credit For Units Going To Hawaii & Alaska Will Continue.	XM Note: R6B Credit For Units Going To Hawaii & Alaska Will Continue.

Other										Sunroof - C3U
Other		(NP5) Leather-wrapped steering wheel now standard		(NP5) Leather-wrapped steering wheel now standard		(NP5) Leather-wrapped steering wheel now standard		(NP5) Leather-wrapped steering wheel now standard		(NP5) Leather-wrapped steering wheel now standard
Required Additional Options
				PCP - Convienence Package		PCP - Convienence Package

						C3U - Sunroof
Exterior Colors	%		%		%		%		%
	20	GAN - Silver Ice Metallic	20	GAN - Silver Ice Metallic	20	GAN - Silver Ice Metallic	20	GAN - Silver Ice Metallic	20	GAN - Silver Ice Metallic
	10	G7P - Red Rock Metallic	10	GBN - White Diamond	10	GBN - White Diamond	10	GBN - White Diamond	10	GBN - White Diamond
	20	GBA - Black	20	GBA - Black	20	GBA - Black	20	GBA - Black	20	GBA - Black
	20	GAZ - Summit White	20	GAZ - Summit White	20	GAZ - Summit White	20		20
	20	GLJ - Ashen Gray Metallic	20	GLJ - Ashen Gray Metallic	20	GLJ - Ashen Gray Metallic	20	GLJ - Ashen Gray Metallic	20	GLJ - Ashen Gray Metallic
	10	GWT - Champagne Silver Metallic	10	GBE - Crystal Red Tintcoat	10	GBE - Crystal Red Tintcoat	10	GBE - Crystal Red Tintcoat	10	GBE - Crystal Red Tintcoat
	100		100		100		100		100
Interior Colors
Premium Cloth		H0Z - Jet Black/Dark Titanium
Premium Cloth/Leatherette				H0U - Jet Black		H0U- Jet Black
Premium Cloth/Leatherette				H0X - Jet Black/Dark Titanium		H0X - Jet Black/Dark Titanium
Sueded Microfiber
Sueded Microfiber
Sueded Microfiber
Leather-appointed								H0Y - Jet Black		H0Y - Jet Black
Leather-appointed								H1Q - Jet Black/Dark Titanium		H1Q - Jet Black/Dark Titanium
Leather-appointed								H1P- Jet Black/Mojave		H1P- Jet Black/Mojave

Chevrolet Camaro
2014MY Repurchase Rental Minimum Equipment (VN9)

Spec		Spec A	Spec B	Spec C
Model Code		1EF37	1EH37	1ET37
Volume % of Total		45%	40%	15%
Standard Equipment		1LT	2LT	2SS
Engine		Engine 3.6L (V6) - LFX	Engine 3.6L (V6) - LFX	Engine 6.2L (V8) - LS3
Transmission		6 Spd Manual - MN6	6 Spd Manual - MN6	6 Spd Manual - MN6
Brakes		4 - Wheel Disc Antilock	4 - Wheel Disc Antilock	4 - Wheel Disc Antilock
Steering		Power Steering	Power Steering	Power Steering
Airbags		Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0
Air Conditioning		Single-zone Manual - C67	Single-zone Manual - C67	Single-zone Manual - C67
Radio		7" Color Touch Radio - UFU	7" Color Touch Radio - UFU	7" Color Touch Radio - UFU
XM Radio		XM - U2K	XM - U2K	XM - U2K
Bluetooth for phone		STD	STD	STD
Cruise Control		STD	STD	STD
Door Locks		Power Programmable	Power Programmable	Power Programmable
Rear Defogger		STD	STD	STD
Floor Mats		STD - front	STD - front	STD - front
OnStar		OnStar - UE1	OnStar - UE1	OnStar - UE1
Seats Adjuster		Driver & Pass 6 Way Power - AMM / AKQ	Driver & Pass 6 Way Power - AMM / AKQ	Driver & Pass 6 Way Power - AMM / AKQ
Seats Trim/Style		Seat, Sport Bucket (Cloth) - AE4	Seat, Sport Bucket (Leather) - AE4	Seat, Sport Bucket (Leather) - AE4
Seats Heated		NA	Included - KA1	Included - KA1
Steering Column		Manual rake and telescopic	Manual rake and telescopic	Manual rake and telescopic
Windows		Power	Power	Power
Spoiler, rear		Available Only w/WRS	Available Only w/WRS	STD
Wheels		Wheels, 18" Painted Aluminum - SGE	Wheels, 19" Painted Aluminum - RVB	Wheels, 20" Painted Aluminum - R42
Stabilitrak		STD	STD	STD
Open		----------	Heads Up Display - UVC	Heads Up Display - UVC
***See Order Guide For Complete Detail***
Required Additional Options
		Transmission, Automatic - MX0	Transmission, Automatic - MX0	Transmission, Automatic - MX0
		ZCZ - Spare Tire and Wheel	ZCZ - Spare Tire and Wheel	SGC - Spare Tire and Wheel Not Desired
		----------		Engine 6.2L (V8) - L99
		Wheels, 20" Polished Aluminum - RUY	Wheels, 20" Polished Aluminum - RUY	Wheels, 20" Polished Aluminum - RUY
		7" Color Touch w/Nav - UHQ	7" Color Touch w/Nav - UHQ	7" Color Touch w/Nav - UHQ
		Sunroof - CF5	Sunroof - CF5	Sunroof - CF5
		RS Exterior Pkg (WRS)	RS Exterior Pkg (WRS)	RS Exterior Pkg (WRS)
Exterior Colors	%
	20	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
	20	GBA - Black	GBA - Black	GBA - Black
	20	G7C - Red Hot	G7C - Red Hot	G7C - Red Hot
	20	G7D - Bright Yellow	G7D - Bright Yellow	G7D - Bright Yellow
	20	G7P - Red Rock Metallic	G7P - Red Rock Metallic	G7P - Red Rock Metallic
100
Interior Colors
Sport Cloth		AFC - Back
Sport Cloth		AFD - Gray

Sport Cloth	AFE - Beige
Front Leather Seating Services		AFF - Back
Front Leather Seating Services		AFG - Gray
Front Leather Seating Services		AFH - Beige
AFI -Inferno Orange
AOC - Blue
2SS Front Buckets with SS Embroidery			AFM - Back
2SS Front Buckets with SS Embroidery			AFN - Gray
2SS Front Buckets with SS Embroidery			AFO - Beige
2SS Front Buckets with SS Embroidery			AAY -Inferno Orange
2SS Front Buckets with SS Embroidery			AOF - Blue

Chevrolet Camaro Convertible
2014MY Repurchase Rental Minimum Equipment (VN9)

Spec		Spec A	Spec B	Spec C
Equipment Group		1EF67	1EH67	1ET67
Volume % of Total		30%	40%	30%
Standard Equipment		1LT	2LT	2SS
Engine		Engine 3.6L (V6) - LFX	Engine 3.6L (V6) - LFX	Engine 6.2L (V8) - LS3
Transmission		6 Spd Manual - MN6	6 Spd Manual - MN6	6 Spd Manual - MN6
Brakes		4 - Wheel Disc Antilock	4 - Wheel Disc Antilock	4 - Wheel Disc Antilock
Steering		Power Steering	Power Steering	Power Steering
Airbags		Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0
Air Conditioning		Single-zone Manual - C67	Single-zone Manual - C67	Single-zone Manual - C67
Radio		7" Color Touch Radio - UFU	7" Color Touch Radio - UFU	7" Color Touch Radio - UFU
XM Radio		XM - U2K	XM - U2K	XM - U2K
Bluetooth for phone		STD	STD	STD
Cruise Control		STD	STD	STD
Door Locks		Power Programmable	Power Programmable	Power Programmable
Rear Defogger		STD	STD	STD
Floor Mats		STD - front	STD - front	STD - front
OnStar		OnStar - UE1	OnStar - UE1	OnStar - UE1
Seats Adjuster		Driver & Pass 6 Way Power - AMM / AKQ	Driver & Pass 6 Way Power - AMM / AKQ	Driver & Pass 6 Way Power - AMM / AKQ
Seats Trim/Style		Seat, Sport Bucket (Cloth) - AE4	Seat, Sport Bucket (Leather) - AE4	Seat, Sport Bucket (Leather) - AE4
Seats Heated		NA	Included - KA1	Included - KA1
Steering Column		Manual rake and telescopic	Manual rake and telescopic	Manual rake and telescopic
Windows		Power	Power	Power
Spoiler, rear		Available Only w/WRS	Available Only w/WRS	STD
Wheels		Wheels, 18" Painted Aluminum - SGE	Wheels, 19" Painted Aluminum - RVB	Wheels, 20" Painted Aluminum - R42
Stabilitrak		STD	STD	STD
Open			Heads Up Display - UVC	Heads Up Display - UVC
***See Order Guide For Complete Detail***
Required Additional Options		Transmission, Automatic - MX0	Transmission, Automatic - MX0	Wheels, 20" Polished Aluminum -RUY
		Wheels, 19" Bright Aluminum - RVD	Wheels, 20" Polished Aluminum -RUY
		7" Color Touch w/Nav - UHQ	7" Color Touch w/Nav - UHQ	7" Color Touch w/Nav - UHQ
		ZCZ- Spare Tire and Wheel	ZCZ- Spare Tire and Wheel	Engine 6.2L (V8) - L99
		6 Speed Auto Trans. - MXO	6 Speed Auto Trans. - MXO	6 Speed Auto Trans. - MXO
			RS Package	RS Package
Exterior Colors	%
	20	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
	20	GBA - Black	GBA - Black	GBA - Black
	20	G7C - Red Hot	G7C - Red Hot	G7C - Red Hot
	20	G7D - Bright Yellow	G7D - Bright Yellow	G7D - Bright Yellow
	20	G7P - Red Rock Metallic	G7P - Red Rock Metallic	G7P - Red Rock Metallic
100
Interior Colors
Sport Cloth		AFC - Back
Sport Cloth		AFD - Gray
Sport Cloth		AFE - Beige
Front Leather Seating Services			AFF - Back

Front Leather Seating Services	AFG - Gray
Front Leather Seating Services	AFH - Beige
AFI -Inferno Orange
AOC - Blue
2SS Front Buckets with SS Embroidery		AFM - Back
2SS Front Buckets with SS Embroidery		AFN - Gray
2SS Front Buckets with SS Embroidery		AFO - Beige
2SS Front Buckets with SS Embroidery		AAY -Inferno Orange
2SS Front Buckets with SS Embroidery		AOF - Blue

Chevrolet Corvette
2014MY Repurchase Rental Minimum Equipment (VN9)

Spec	Spec A	Spec B
Model	Coupe	Convertible
Model Code	1YY07	1YY67
Standard Equipment	3LT	3LT
Engine	Engine, V8 SFI - LS3	Engine, V8 SFI - LS3
Transmission	Transmission, 6-spd manual - MN6	Transmission, 6-spd manual - MN6
Air Conditioning	Air Conditioning, dual zone	Air Conditioning, dual zone
Steering	Power Steering	Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Power Telescopic Tilt Steering Wheel	Power Telescopic Tilt Steering Wheel
Seats	Seat, 6 Way Power Driver/Pass	Seat, 6 Way Power Driver/Pass
Rear Defogger	Rear Defogger	Rear Defogger
Roof	Roof Panel - CF7	Convertible Top - CM7
Radio	AM/FM/6CD-US9	AM/FM/6CD-US9
Wheels	18" Wheels, 5-spoke, painted alum-QG6	18" Wheels, 5-spoke, painted alum-QG6
Floor Mats	Floor mats - B34	Floor mats - B34
Seat Trim/Style	Sport Bucket, Leather - AQ9	Sport Bucket, Leather - AQ9
Other	Head-Up Display-UV6	Head-Up Display-UV6
Other	Heated Seats-KA1	Heated Seats-KA1
Other	Steering Wheel Controls-UK3	Steering Wheel Controls-UK3
Other	XM	XM
Other	OnStar	OnStar

Required Additional Options
	Dual Mode Performance Exhaust - NPP	Dual Mode Performance Exhaust - NPP
	Transmission, 6-spd paddle shift w/automatic modes - MYC	Transmission, 6-spd paddle shift w/automatic modes - MYC
	18" Wheels, 5-spoke, Chrome Alum - QX3	18" Wheels, 5-spoke, Chrome Alum - QX3

Exterior Colors
	~~10U - Arctic White~~	~~10U - Arctic White~~
	~~17U - Blade Silver Metallic~~	~~17U - Blade Silver Metallic~~
	41U - Black	41U - Black
	45U - Velocity Yellow	45U - Velocity Yellow
	70U - Red	70U - Red
Interior Colors
	193 - Ebony	193 - Ebony
	313/316 - Cashmere	313/316 - Cashmere
	843/846 - Titanium Gray	843/846 - Titanium Gray

Chevrolet Captiva
2014MY Repurchase Rental Minimum Equipment (VN9)

Model	Spec A	Spec B	Spec C
Model Code	1LD26	1LE26	1LN26
Volume % of Total	30%	45%	25%
Standard Equipment	2LS - FWD	1LT - FWD	1LZ

Engine	LEA	LEA	LEA
Transmission	6-Speed Automatic	6-Speed Automatic	6-Speed Automatic
Air Conditioning	Auto Controls	Auto Controls	Auto Controls
Steering	Variable Electric Power Steering	Variable Electric Power Steering	Variable Electric Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows	Power w/ Express Down on all doors	Power w/ Express Down on all doors	Power w/ Express Down on all doors
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt & Telescoping Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel
Seats	8 Way Power - AE8	8 Way Power - AE8	Seat, 8-Way Power Driver
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio AM/FM/XM/CD/MP3 - UYE	Radio AM/FM/XM/CD/MP3 - UYE	Radio AM/FM/XM/CD/MP3 - UYE
Wheels	Wheels, 17" aluminum - PJE	Wheels, 17" aluminum - RVF	Wheels, 18" aluminum
Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Cloth Bucket	Seat, Cloth Bucket	Heated Seat, Bucket
Airbags	Frt Side and Frt/RR Head Curtain	Frt Side and Frt/RR Head Curtain	Frt Side and Frt/RR Head Curtain
Other	Leather Grip Steering Wheel w / Radio Contorls	Leather Grip Steering Wheel w / Radio Contorls	Perforated Leather Seating - Included and only available with (AFL), (AFM), or (AFN) - EAL
Other	Vanity Mirror w/ Light	Vanity Mirror w/ Light	Vanity Mirror w/ Light
Other	Mirrors with Body Color	Mirrors with Body Color	Mirrors with Body Chrome
Other	StabiliTrak	StabiliTrak	StabiliTrak
Other	OnStar	OnStar	OnStar
Other	XM	XM	XM
Bluetooth	Bluetooth Only - Requires UE1	STD	STD

Other		NA	NA	Convenience Package, includes leather-appointed seating, (KA1) heated front seats, (VY7) leather-wrapped shift knob, (BTV) remote vehicle start, (UG1) Universal Home Remote and (CE1) Rainsense - WPG
Dual Tip Exhaust		NA	Dual Tip Exhaust	Dual Tip Exhaust
Chrome Door Handles		NA	Chrome Door Handles	STD
Fog Lamps		Fog Lamps		STD
Chrome Skid Plate		NA	NA	Chrome
Fascia Body Color		NA	Color	Color
Lugguage Rack - Side		Lugguage Rack - Side	STD	STD
Cargo Organizer - AWW		NA	Cargo Organizer - AWW	Cargo Organizer - AWW
Audio System 10 Speaker		NA	NA	Audio System 10 Speaker
Garage Opener		NA	Avail	Garage Opener
Sunroof		Not Available	Available	Sunroof
Rear Camera		Available	Available	Rear Camera UVC
Required Additional Options

			Sunroof - CF5	UHV Radio

Convenience Package, includes leather-appointed seating, (KA1) heated front seats, (VY7) leather-wrapped shift knob, (BTV) remote vehicle start, (UG1) Universal Home Remote and (CE1) Rainsense - WPG
UHW Radio

Exterior Colors	%
	20	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
	20	GBU - Arctic Ice	GBU - Arctic Ice	GBU - Arctic Ice
	20	GAR - Black Granite Metallic	GAR - Black Granite Metallic	GAR - Black Granite Metallic
	20	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat
	20	(GXH) Blue Ray Metallic	(GXH) Blue Ray Metallic	(GXH) Blue Ray Metallic
100
Interior Colors
AEN - Black Cloth		AEN - Black Cloth	AEN - Black Cloth
ADW - Black Leather			ADW - Black Leather	ADW - Black Leather
ADX - Black/Titanium Leather				ADX - Black/Titanium Leather

Chevrolet Equinox
2014MY Repurchase Rental Minimum Equipment (VN9)

Spec		Spec A	Spec B	Spec E
Model Code		1LH26	1LH26	1LM26
Model		4 Dr Utility FWD	4 Dr Utility FWD	4 Dr Utility AWD
Volume % of Total		30%	35%	35%
Standard Equipment		1LT	2LT	1LZ
Engine		Engine 2.4 L - LEA	Engine 2.4 L - LEA	Engine 2.4 L - LEA
Transmission		6-Speed Automatic	6-Speed Automatic	6-Speed Automatic
Air Conditioning		Air Conditioning	Auto HVAC	Auto HVAC
Air Conditioning, Rear
Steering		Variable Electric Power Steering	Variable Electric Power Steering	Variable Electric Power Steering
Brakes		Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows		Power w/ Express Down on all doors	Power w/ Express Down on all doors	Power w/ Express Down on all doors
Door Locks		Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control		Cruise Control	Cruise Control	Cruise Control
Tilt & Telescoping Wheel		Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel
Seats		Manual Driver w/power Hgt & Lumbar	Seat, 8-Way Power Driver	Seat, 8-Way Power Driver & Passenger
Rear Defogger		Rear Defogger	Rear Defogger	Rear Defogger
Radio		Radio Color Touch AM/FM/XM/CD/MP3 -UFU	Radio Color Touch AM/FM/XM/CD/MP3 -UFU	Radio Color Touch AM/FM/XM/CD/MP3 -UFU
Wheels		Wheels, 17" aluminum - RSB	Wheels, 17" aluminum - RSB	(RV8) 18" (45.7 cm) chrome-clad aluminum wheels
Floor Mats
Seat Trim/Style		Seat, Cloth Bucket	Heated Seat, Cloth Bucket	Heated Seat, Bucket
Airbags		Frt Side and Frt/RR Head Curtain	Frt Side and Frt/RR Head Curtain	Frt Side and Frt/RR Head Curtain
Other		----------	----------	Perforated Leather Seating - Included and only available with (AFL), (AFM), or (AFN) - EAL
Other		StabiliTrak	StabiliTrak	StabiliTrak
Other		OnStar	OnStar	OnStar
Other		XM	XM	XM
Other

Required Additional Options			Chevrolet MyLink Touch - UHQ	Chevrolet MyLink Touch - UHQ
		Driver Convenience Package - Includes (BTV) remote vehicle starter system, (AE8) 8-way power front seat adjuster and (UVC) rearview camera system - PDD -	Power Convience Package, includes (AH8) 8-way power pass seat, (UG1) universal garage opener and (TB5) power programable liftgate - PDC	Sunroof - CF5
			Sunroof - CF5	Engine 3.0L V6 w/Flex Fuel - LFX

		Must order one of the following: R6Q - no mats desired or B34 - front floor mats	Must order one of the following: R6Q - no mats desired or B34 - front floor mats	Must order one of the following: R6Q - no mats desired or B34 - front floor mats

Exterior Colors	%
	10	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
	10	GAZ - Summit White	GAZ - Olympic White - NEW	GAZ - Olympic White - NEW
	15	GAR - Black Granite Metallic	GAR - Black Granite Metallic	GAR - Black Granite Metallic

	10	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat
	10	GBN - White Diamond Tricoat	GBN - White Diamond Tricoat	GBN - White Diamond Tricoat
	15	GXG - Tungsten Metallic	GXG - Tungsten Metallic	GXG - Tungsten Metallic
	15	GWY - Atlantis Blue Metallic	GWY - Atlantis Blue Metallic	GWY - Atlantis Blue Metallic
	15	(GWS) Silver Topaz Metallic	(GWS) Silver Topaz Metallic	(GWS) Silver Topaz Metallic

100
Interior Colors
		AFK - Jet Black/Lt. Titanium	AFK/AFM - Jet Black/Lt. Titanium	AFM - Jet Black/Lt. Titanium
		AFJ - Jet Black	AFJ/AFL - Jet Black	AFL - Jet Black
			AFN Jet Black/Brownstone	AFN Jet Black/Brownstone

Chevrolet Traverse
2014MY Repurchase Rental Minimum Equipment (VN9)

Model		Spec A	Spec B	Spec C	Spec D	Spec E
Model Code		CR14526	CR14526	CV14526 AWD	CV14526 AWD	CV14526 AWD
Volume % of Total		30%	25%	25%	10%	10%
Standard Equipment		1LT - FWD	2LT - FWD	1LT - AWD	2LT - AWD	LTZ -AWD
Engine		3.6 L V6	3.6 L V6	3.6 L V6	3.6 L V6	3.6 L V6
Transmission		AUTOMATIC, 6-SPEED	AUTOMATIC, 6-SPEED	AUTOMATIC, 6-SPEED	AUTOMATIC, 6-SPEED	AUTOMATIC, 6-SPEED
Air Conditioning		Manual	Auto, tri-zone	Manual	Auto, tri-zone	Auto, tri-zone
Air Conditioning, Rear		manual standard	manual standard	manual standard	manual standard	manual standard
Steering		Power assist, variable	Power assist, variable	Power assist, variable	Power assist, variable	Power assist, variable
Brakes		w/ABS, StabiliTrak, Tire Pressure Mon	w/ABS, StabiliTrak, Tire Pressure Mon	w/ABS, StabiliTrak, Tire Pressure Mon	w/ABS, StabiliTrak, Tire Pressure Mon	w/ABS, StabiliTrak, Tire Pressure Mon
Windows		Power	Power	Power	Power	Power
Door Locks		RKE standard	RKE standard	RKE standard	RKE standard	RKE standard
Cruise Control		standard	standard	standard	standard	standard
Tilt Wheel		Tilt & telescoping	Tilt & telescoping	Tilt & telescoping	Tilt & telescoping	Tilt & telescoping
Seats		Front buckets, rear benches	Ft buckets, 2nd row captain's chairs	Front buckets, rear benches	Ft buckets, 2nd row captain's chairs	Ft buckets, 2nd row captain's chairs
Rear Defogger		standard	standard	standard	standard	standard
Radio		AM/FM w/ CD and XM	AM/FM w/ CD, XM, Bose & USB Port	AM/FM w/ CD and XM	AM/FM w/ CD, XM, Bose & USB Port	AM/FM w/ CD, XM, Bose & USB Port
Wheels		18" aluminum	18" aluminum	18" aluminum	18" aluminum	18" aluminum
Floor Mats		all seating positions	all seating positions	all seating positions	all seating positions	all seating positions
Seat Trim/Style		cloth, 8-passenger	cloth, 7-passenger	cloth, 8-passenger	cloth, 7-passenger	leather, 7-passenger
Other		8-way power driver	8-way power driver	8-way power driver	8-way power driver	8-way power driver
Other		Rear Parking Assist audible alert	Rear Parking Assist audible alert	Rear Parking Assist audible alert	Rear Parking Assist audible alert	Rear Parking Assist audible alert
Other		----------	Rear Camera in ISRV mirror	----------	Rear Camera in ISRV mirror	Rear Camera in ISRV mirror
Other		----------	Power tailgate	----------	Power tailgate	Power tailgate
Other		Steering wheel w/audio controls	Steering wheel w/audio controls	Steering wheel w/audio controls	Steering wheel w/audio controls	Steering wheel w/audio controls
Other		OnStar Directions & Connections	OnStar Directions & Connections	OnStar Directions & Connections	OnStar Directions & Connections	OnStar Directions & Connections
Other		----------	----------	----------	----------	PCL Personal Connectivity Pkg
Other		XM	XM	XM	XM	XM
Required Additional Options
			U42 - Rear DVD		U42 - Rear DVD	U42 - Rear DVD .
					C3U Panoramic Sunroof	C3U Panoramic Sunroof .
			Leather Seats - IP2		Leather Seats - IP2.	(UVF) Forward Collision Alert and Lane Departure Warning(2LT & LTZ)

		Heated Seats w/ Prem Cloth - KA1		Heated Seats w/ Prem Cloth - KA1

		Remote Start		Remote Start
Exterior Colors	%

	10	17U - Silver Ice Metallic	17U - Silver Ice Metallic	17U - Silver Ice Metallic	17U - Silver Ice Metallic	17U - Silver Ice Metallic
	25	40U - White	40U - White	40U - White	40U - White	40U - White
	20	58U - Black Granite Metallic	58U - Black Granite Metallic	58U - Black Granite Metallic	58U - Black Granite Metallic	58U - Black Granite Metallic
	25	89U - Crystal Red Tintcoat	89U - Crystal Red Tintcoat	89U - Crystal Red Tintcoat	89U - Crystal Red Tintcoat	89U - Crystal Red Tintcoat
	10	98U - White Diamond Tricoat - NEW	98U - White Diamond Tricoat - NEW	98U - White Diamond Tricoat - NEW	98U - White Diamond Tricoat - NEW	98U - White Diamond Tricoat - NEW
	10	GXG - Tungsten	GXG - Tungsten	GXG - Tungsten	GXG - Tungsten	GXG - Tungsten
100
Interior Colors
Premium Cloth		83C - Dark Titanium / Light Titanium	83C - Dark Titanium / Light Titanium	83C - Dark Titanium / Light Titanium	83C - Dark Titanium / Light Titanium	83C - Dark Titanium / Light Titanium
Leather-appointed		832 - Dark Titanium / Light Titanium	832 - Dark Titanium / Light Titanium	832 - Dark Titanium / Light Titanium	832 - Dark Titanium / Light Titanium	832 - Dark Titanium / Light Titanium
Perforated leather seating surfaces		833 - Dark Titanium / Light Titanium	833 - Dark Titanium / Light Titanium	833 - Dark Titanium / Light Titanium	833 - Dark Titanium / Light Titanium	833 - Dark Titanium / Light Titanium
Premium Cloth		19C - Ebony	19C - Ebony	19C - Ebony	19C - Ebony	19C - Ebony
Leather-appointed		192 - Ebony	192 - Ebony	192 - Ebony	192 - Ebony	192 - Ebony
Perforated leather seating surfaces		193 - Ebony	193 - Ebony	193 - Ebony	193 - Ebony	193 - Ebony
Premium Cloth		62C - Ebony/Mojave	62C - Ebony/Mojave	62C - Ebony/Mojave	62C - Ebony/Mojave	62C - Ebony/Mojave
Leather-appointed		622 - Ebony/Mojave	622 - Ebony/Mojave	622 - Ebony/Mojave	622 - Ebony/Mojave	622 - Ebony/Mojave
Perforated leather seating surfaces		623 - Ebony/Mojave	623 - Ebony/Mojave	623 - Ebony/Mojave	623 - Ebony/Mojave	623 - Ebony/Mojave

Chevrolet Tahoe
2014MY Repurchase Rental Minimum Equipment (VN9)

Model		Spec A	Spec B
Model Code		CC10706	CK10706
Volume % of Total		60%	40%
Standard Equipment		1LT - 2WD	1LT - 4WD
Engine		Engine Vortec 5.3L V8 - LC9	Engine Vortec 5.3L V8 - LC9
Transmission		Transmission, Automatic	Transmission, Automatic
Air Conditioning		Air Conditioning, Dual Zone	Air Cond. Auto Dual Zone
Air Conditioning, Rear		Air Conditioning, Rear Aux.	Air Conditioning, Rear Aux.
Steering		Power Steering	Power Steering
Brakes		Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows		Power Windows	Power Windows
Door Locks		Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control		Cruise Control	Cruise Control
Tilt Wheel		Tilt Steering Wheel	Tilt Steering Wheel
Seats		Seat, 6 Way Power Driver	Seat, 6 Way Power Driver
Rear Defogger		Rear Defogger	Rear Defogger
Air Bags		Dual Front & Side	Dual Front & Side
Radio		Radio AM/FM/CD - UUI	Radio AM/FM/CD - UUI
Wheels		Wheels, 18" aluminum - N87	Wheels, 17" aluminum - P46
Floor Mats		Floor Mats	Floor Mats
Seat Trim/Style		Seat, Cloth Bucket - A95	Seat, Cloth Bucket - A95
Other		StabiliTrak	StabiliTrak
Other		Rear Park Assist	Rear Park Assist
Other		Power Adj Pedals	Power Adj Pedals
Other		Bluetooth Interface	Bluetooth Interface
Other		XM	XM
Other		OnStar	OnStar
Requird Additional Options		PCK - Luxury Pkg.	PCK - Luxury Pkg.
		Full Feature Leather Buckets with Heat (10 way)-AN3	Full Feature Leather Buckets with Heat (10 way)-AN3
		Heated 2nd Row Seats - KA6	Heated 2nd Row Seats - KA6
		Power Folding Outside Mirrors with Integrated Turn Signals - DL3	Power Folding Outside Mirrors with Integrated Turn Signals - DL3
		2nd Row - Power Release - ARS	2nd Row - Power Release - ARS
		Power Liftgate - E61	Power Liftgate - E61

		Sunroof - CF5	Sunroof - CF5 -
		Rear Entertainment - U42 (Req UUJ Radio)	Rear Entertainment - U42 (Req UUJ Radio)
Exterior Colors	%
	30	41U - Onyx Black	41U - Onyx Black
	30	89U - Crystal Red Tintcoat	89U - Crystal Red Tintcoat
	30	50U - Summit White	50U - Summit White
	10	GAN - Quicksilver Metallic	GAN - Quicksilver Metallic

100
Interior Colors
		19C/193 - Ebony	19C/193 - Ebony
		33C/333 - Light Cashmere / Dark Cashmere	33C/333 - Light Cashmere / Dark Cashmere
		83C/833 - Light Titanium / Dark Titanium	83C/833 - Light Titanium / Dark Titanium

Chevrolet Suburban
2014MY Repurchase Rental Minimum Equipment (VN9)

Model		Spec A	Spec B
Model Code		CC10906	CK10906
Equipment Group		1LT	1LT
Volume % of Total		60%	40%
Standard Equipment		1LT -2WD	1LT - 4WD
Engine		Engine Vortec 5.3L V8 - LMG	Engine Vortec 5.3L V8 - LC9
Transmission		Transmission, Automatic	Transmission, Automatic
Air Conditioning		Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone
Air Conditioning, Rear		Air Conditioning, Rear Aux.	Air Conditioning, Rear Aux.
Steering		Power Steering	Power Steering
Brakes		Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows		Power Windows	Power Windows
Door Locks		Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control		Cruise Control	Cruise Control
Tilt Wheel		Tilt Steering Wheel	Tilt Steering Wheel
Seats		Seat, 6 Way Power Driver	Seat, 6 Way Power Driver
Seats		3 Pass 3rd Row Seat - AS3	3 Pass 3rd Row Seat - AS3
Rear Defogger		Rear Defogger	Rear Defogger
Radio		Radio AM/FM/CD - UUI	Radio AM/FM/CD - UUI
Wheels		Wheels, 17" aluminum - P46	Wheels, 17" aluminum - P46
Floor Mats		Floor Mats	Floor Mats
Seat Trim/Style		Seat, Leather Bucket - A95	Seat, Leather Bucket - A95
Air Bags		Dual Front & Side	Dual Front & Side
Other		StabiliTrak	StabiliTrak
Other		Power Adj Pedals	Power Adj Pedals
Other		Rear Park Assist	Rear Park Assist
Other		Blue Tooth Interface - UPF	Blue Tooth Interface - UPF
Other		XM	XM
Other		OnStar	OnStar
Required Additional Options		PCK - Luxury Pkg.	PCK - Luxury Pkg.
Full Feature Leather Buckets with Heat (10 way)-AN3
		Heated 2nd Row Seats - KA6	Heated 2nd Row Seats - KA6
		Power Folding Outside Mirrors with Integrated Turn Signals - DL3	Power Folding Outside Mirrors with Integrated Turn Signals - DL3
		2nd Row - Power Release - ARS	2nd Row - Power Release - ARS
		Power Liftgate - E61	Power Liftgate - E61
		Sunroof - CF5	Sunroof - CF5 -
		Rear Entertainment - U42 (Req UUJ Radio)	Rear Entertainment - U42 (Req UUJ Radio)
Exterior Colors	%
	30	41U - Onyx Black	41U - Onyx Black
	30	89U - Crystal Red Tintcoat	89U - Crystal Red Tintcoat
	30	50U - Summit White	50U - Summit White
	10	GAN - Quicksilver Metallic	GAN - Quicksilver Metallic
100
Interior Colors		19C/193 - Ebony	19C/193 - Ebony
		33C/333 - Light Cashmere / Dark Cashmere	33C/333 - Light Cashmere / Dark Cashmere
		83C/833 - Light Titanium / Dark Titanium	83C/833 - Light Titanium / Dark Titanium

Chevrolet Express
2014MY Repurchase Rental Minimum Equipment (VN9)

Spec	Spec A	Spec B	Spec C	Spec D	Spec E
Model	Van Reg WB RWD	Van Reg WB AWD	Van Reg WB RWD	Van Reg WB RWD	Van Ext WB RWD
Model Code	CG13406	CH13406	CG23406	CG33406	CG33706
Volume % of Total	No specific model mix required
Standard Equipment	1LT	1LT	1LT	1LT	1LT
Engine	Engine Vortec 5.3L V8 SFI - LMF	Engine Vortec 5.3L V8 SFI - LMF	Engine Vortec 6.0L V8 SFI Flex - L96	Engine Vortec 6.0L V8 SFI Flex - L96	Engine Vortec 6.0L V8 SFI Flex - L96
Transmission	Transmission, Automatic - M30	Transmission, Automatic - M30	Transmission, Automatic - MYD	Transmission, Automatic - MYD	Transmission, Automatic - MYD
Air Conditioning	Air Conditioning	Air Conditioning	Air Conditioning	Air Conditioning	Air Conditioning
Air Conditioning, Rear	Air Conditioning, Rear Aux.	Air Conditioning, Rear Aux.	Air Conditioning, Rear Aux.	Air Conditioning, Rear Aux.	Air Conditioning, Rear Aux.
Steering	Power Steering	Power Steering	Power Steering	Power Steering	Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows	Power Windows	Power Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Manual	Manual	Manual	Manual	Manual
Rear Defogger
Radio	Radio AM/FM - UM7	Radio AM/FM - UM7	Radio AM/FM - UM7	Radio AM/FM - UM7	Radio AM/FM - UM7
Wheels	Wheels, 17" - NX7	Wheels, 17" - NX7	Wheels, 16" - QB5	Wheels, 16" - QB5	Wheels, 16" - QB5
Floor Covering	Floor Covering w/ Mats - B30	Floor Covering w/ Mats - B30	Floor Covering w/ Mats - B30	Floor Covering w/ Mats - B30	Floor Covering w/ Mats - B30
Seat Trim/Style	Cloth Bucket - AS5, 8 Pass. - ZP8	Cloth Bucket - AS5, 8 Pass. - ZP8	Cloth Bucket - AS5, 12 Pass. - ZX5	12 Passenger - ZX5	12 Passenger - ZX5
Air Bags	Dual Front & Side - AK5/ASF	Dual Front & Side - AK5/ASF	Dual Front & Side - AK5/ASF	Dual Front & Side - AK5/ASF	Dual Front & Side - AK5/ASF
Other	Head Side-Impact Air Bags	Head Side-Impact Air Bags	Head Side-Impact Air Bags	Head Side-Impact Air Bags	Head Side-Impact Air Bags
Other	StabiliTrak	StabiliTrak	StabiliTrak	StabiliTrak	StabiliTrak
Other	Tinted Glass - AJ1	Tinted Glass - AJ1	Tinted Glass - AJ1	Tinted Glass - AJ1	Tinted Glass - AJ1
Other	OnStar	OnStar	OnStar	OnStar	OnStar
Other	XM	XM	XM	XM	XM

Required Additional Options
	Radio AM/FM/CD - U1C (Or Upgradeable to US8)	Radio AM/FM/CD - U1C (Or Upgradeable to US8)	Radio AM/FM/CD - U1C (Or Upgradeable to US8)	Radio AM/FM/CD - U1C (Or Upgradeable to US8)	Radio AM/FM/CD - U1C (Or Upgradeable to US8)
	Rear Defogger - C49	Rear Defogger - C49	Rear Defogger - C49	Rear Defogger - C49	Rear Defogger - C49
	Seat, 6-Way Power Driver - AG1		Seat, 6-Way Power Driver - AG1	Seat, 6-Way Power Driver - AG1	Seat, 6-Way Power Driver - AG1
	Smokers Pkg - DT4	Smokers Pkg - DT4	Smokers Pkg - DT4	Smokers Pkg - DT4	Smokers Pkg - DT4

	OnStar Delete - UE0 - (Optional)	OnStar Delete - UE0 - (Optional)	OnStar Delete - UE0 - (Optional)	OnStar Delete - UE0 - (Optional)	OnStar Delete - UE0 - (Optional)
	XM Delete - U2J - (Optional)	XM Delete - U2J - (Optional)	XM Delete - U2J - (Optional)	XM Delete - U2J - (Optional)	XM Delete - U2J - (Optional)

Exterior Colors
50U - Summit White	50U - Summit White	50U - Summit White	50U - Summit White	50U - Summit White	50U - Summit White

Interior Colors
93G - Medium Pewter	93G - Medium Pewter	93G - Medium Pewter	93G - Medium Pewter	93G - Medium Pewter	93G - Medium Pewter

Buick Verano (ALL NEW)
2014MY Repurchase Rental Minimum Equipment (VN9)

Model	Spec A	Spec B	Spec C
Model Code	4PG69	4PH69	4PH69
Volume % of Total	30%	30%	40%
Standard Equipment	1SG	1SL	1SL
Engine	2.4L Cyl	2.4L Cyl	2.4L Cyl
Transmission	6-Speed Automatic	6-Speed Automatic	6-Speed Automatic
Air Conditioning	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone
Steering	Power Steering, Electric	Power Steering, Electric	Power Steering, Electric
Brakes	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS
Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Manual Rake and Telescoping	Manual Rake and Telescoping	Manual Rake and Telescoping
Seats	6-Way Power Driver Seat	6-Way Power Driver Seat	6-Way Power Driver Seat
Seats	Manual Passenger Seat	Manual Passenger Seat	Manual Passenger Seat
Seats	KA1) Driver and front passenger heated seats	KA1) Driver and front passenger heated seats	KA1) Driver and front passenger heated seats
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	Color Connected Radio with Buick IntelliLink	Color Connected Radio with Buick IntelliLink	Color Connected Radio with Buick IntelliLink
Radio	Radio Controls, steering wheel mounted	Radio Controls, steering wheel mounted	Radio Controls, steering wheel mounted
Stabilitrak	Includes Traction Control	Includes Traction Control	Includes Traction Control
Wheels	Wheels, 18" forged alloy aluminum - RV1	Wheels, 18" forged alloy aluminum - RV1	Wheels, 18" forged alloy aluminum - RV1
Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Ribbon-fabric with leatherette accents	Leather-appointed	Leather-appointed
Other	Fog Lamps	Fog Lamps	Fog Lamps
Other	Rear view camera	Rear view camera	Rear view camera
Other	(UEU) Forward Collision Alert	(UEU) Forward Collision Alert	(UEU) Forward Collision Alert
	(UFL) Lane Departure Warning	(UFL) Lane Departure Warning	(UFL) Lane Departure Warning
Other	OnStar	OnStar	OnStar
Other	Convenience Package WPG - 6-way power driver seat - Heated OSRVMs - Self-dimming ISRVMs - Ultrasonic rear parking assist - Side-blind zone with rear cross traffic alert	Convenience Package WPG - 6-way power driver seat - Heated OSRVMs - Self-dimming ISRVMs - Ultrasonic rear parking assist - Side-blind zone with rear cross traffic alert	Convenience Package WPG - 6-way power driver seat - Heated OSRVMs - Self-dimming ISRVMs - Ultrasonic rear parking assist - Side-blind zone with rear cross traffic alert
Other	(UG1) Universal Home Remote, garage door opener, 3-channel programmable	(UG1) Universal Home Remote, garage door opener, 3-channel programmable	(UG1) Universal Home Remote, garage door opener, 3-channel programmable

Other		Leather Package - Heated leather-appointed seats - EZ-key passive entry and push-button start - Bose Premium Audio sound system - Heated leather-wrapped steering wheel	Leather Package - Heated leather-appointed seats - EZ-key passive entry and push-button start - Bose Premium Audio sound system - Heated leather-wrapped steering wheel
Required Additional Options
Sunroof (CFI) - 100%

Excluded Options

Exterior Colors	%		(GAZ) Summit White	(GAZ) Summit White
	20	(GAZ) Summit White	(GAN) Quicksilver Metallic	(GAN) Quicksilver Metallic
	20	(GAN) Quicksilver Metallic	(GBE) Crystal Red Tintcoat	(GBE) Crystal Red Tintcoat
	15	(GBE) Crystal Red Tintcoat	(GBN) White Diamond Tricoat	(GBN) White Diamond Tricoat
	15	(GBN) White Diamond Tricoat	(GAR) Carbon Flash Metallic	(GAR) Carbon Flash Metallic
	10	(GAR) Carbon Flash Metallic	(GLJ) Smoky Gray Metallic	(GLJ) Smoky Gray Metallic
	20	(GLJ) Smoky Gray Metallic
100
Interior Colors
		(AFA) Medium Titanium Ribbon Fabric	(AFE) Chocacchino Leather	(AFE) Chocacchino Leather
		(AFC) Cashmere Ribbon Fabric	(AFB) Ebony Leather	(AFB) Ebony Leather
			(AFD) Cashmere Leather	(AFD) Cashmere Leather

Buick LaCrosse (ALL NEW)
2014MY Repurchase Rental Minimum Equipment (VN9)

Model	Spec A	Spec B	Spec C
Model Code	4GM69	4GM69	4GT69
Volume % of Total	20%	50%	30%
Standard Equipment	1SL	1SL	1SR
Engine	2.4L Cyl - LUK eAssist	2.4L Cyl - LUK eAssist	3.6L V6 (LFX)
Transmission	6-Speed Automatic	6-Speed Automatic	6-Speed Automatic
Air Conditioning	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone
Steering	Power Steering, Electric	Power Steering, Electric	Power Steering, Magnetic
Brakes	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS
Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Manual Rake and Telescoping	Manual Rake and Telescoping	Manual Rake and Telescoping
Seats	8-Way Power Driver Seat (includes lumbar)	8-Way Power Driver Seat (includes lumbar)	8-Way Power Driver Seat (includes lumbar)
Seats	Power Passenger Seat	Power Passenger Seat	Power Passenger Seat
Seats	Heated Seats, driv. & pass	Heated Seats, driv. & pass	Heated and Ventilated Seats, driv. & pass
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	Color Radio AM/FM/CD/MP3- UFU	Color Radio AM/FM/CD/MP3- UFU	Color Radio AM/FM/CD/MP3- UFU with Harman Kardon Premium Sound System
Radio	Radio Controls, steering wheel mounted	Radio Controls, steering wheel mounted	Radio Controls, steering wheel mounted
Stabilitrak	Includes Traction Control	Includes Traction Control	Includes Traction Control
Wheels	Wheels, 17" aluminum - Q05	Wheels, 17" aluminum - Q05	18" Chrome Wheels - Q52
Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seats, Leather Appointed Bucket - A51	Seats, Leather Appointed Bucket - A51	Seats, Leather Appointed Bucket - A51
Other			Hi-Per Strut Suspension
Other	High Resolution Driver Information Center	High Resolution Driver Information Center	High Resolution Driver Information Center
Other			Spare Included - P77
Other	OnStar	OnStar	OnStar
Other	Convenience Package (PDD) - Auto Dimming ISRVM - Remote Start -Power Outlet -Universal Home Remote - USB port	Convenience Package (PDD) - Auto Dimming ISRVM - Remote Start -Power Outlet -Universal Home Remote - USB port	Convenience Package (PDD) - Auto Dimming ISRVM - Remote Start -Power Outlet -Universal Home Remote - USB port
Other	Rear Spoiler (n/a with V6 engine)	Rear Spoiler (n/a with V6 engine)
Other	Fog Lamps	Fog Lamps	Fog Lamps
Other	Comfort & Convenience #2 (PCM) -Ultrasonic Rear Parking Assist -Memory settings -Outside heated power-adjustable, power-folding mirrors - Rear Vision Camera		Comfort & Convenience #2 (PCM) -Ultrasonic Rear Parking Assist -Memory settings -Outside heated power-adjustable, power-folding mirrors - Rear Vision Camera
Other			Luxury Package (PCK) -Leather/Woodgrain Heated Steering Wheel -Perforated and Ventilated front seats -Power rear sunshade -Passive entry and push button start
Other

Other

Required Additional Options

			V6 Engine (LFX)	Sunroof - C3U

Driver Confidence Pkg - PCI

Exterior Colors	%
	20	GAN - Quicksilver Metallic	GAN - Quicksilver Metallic	GAN - Quicksilver Metallic
	10	G7U - Midnight Amythest Metallic	G7U - Midnight Amythest Metallic	G7U - Midnight Amythest Metallic
	10	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat
	20	GAR - Carbon Black Metallic	GAR - Carbon Black Metallic	GAR - Carbon Black Metallic
	20	GAZ - Summit White	GAZ - Summit White	GAZ - Summit White
	15	GBN - White Diamond Tricoat	GBN - White Diamond Tricoat	GBN - White Diamond Tricoat
	5	GWT Champagne Silver Metallic	GWT Champagne Silver Metallic	GWT Champagne Silver Metallic

100
Interior Colors
		H0Y - Ebony	H0Y - Ebony	H1Y - Ebony
		H1V - Light Neutral	H1V - Light Neutral	H1W - Light Neutral
		H1R -Choccachino	H1R -Choccachino	H1S -Choccachino

Buick Regal
2014MY Repurchase Rental Minimum Equipment (VN9)

Model		Spec A
Model Code		4GR69
Volume % of Total		100%
Standard Equipment		1SN
Engine		(LHU) 2.0L Turbo 220hp
Transmission		Transmission, 6-Speed Automatic
Air Conditioning		Auto Dual Zone Climate Control
Steering		Power Steering, Hydraulic
Brakes		Power Brakes w/ 4-Wheel Disc, ABS, & Brake Assist
Windows		Power Windows (Exp Up/Down Front, Exp Down Rear)
Door Locks		Power Locks w/Keyless Entry
Cruise Control		Cruise Control
Tilt Wheel		Manual Tilt and Telescoping
Seats		Seat, Driver, 8-way Power
Seats		Seat, Driver, 4-way Power Lumbar (APG)
Seats		Seat, Passenger, 4-way Manual, 2 Way Power Height (A6C)
Seats		Heated Seats, Driver & Front Passenger (KA1)
Seat Trim/Style		Seat, Leather Bucket
Rear Defogger		Rear Defogger
Radio		Radio AM/FM/CD/MP3 (UYE)
Radio		Radio Controls, Steering Wheel Mounted
Radio		7 Speaker System (U65)
Stabilitrak		Includes Traction Control
Wheels		Wheels, 18" Alloy (Q56)
Floor Mats		Floor Mats, Front and Rear
Air Bags		6 Air Bags - Front, Front Side, & Head Curtain (AY0)
Other		Steering Wheel, Leather Wrapped
Other		Trunk Cargo Net
Other		Dual Exhaust with Hidden Tips
Other		Compact Spare Tire
Other		Heated Power Mirrors
Other		Auto-Dimming ISRVM
Other		Fog Lamps
Other		USB Port for iPod/MP3 Player
Other		Bluetooth for Phone
Other		XM Radio
Other		OnStar
Other		Comfort & Convenience Pkg (PCM) - Includes Ultrasonic Rear Parking Assist (UD7); 120V Household Power Outlet (KI6); Seat, Passenger, 8-way Power (AG2); Seat, Passenger, 4-way Power Lumbar (APH)
Other

Required Additional Options
Sunroof (CF5)

Excluded Options - 0%

Exterior Colors	%
	20	Smoky Gray Metallic
	15	GAN - Quicksilver Metallic

	20	GBA - Black Metallic
	20	GAZ - Summit White
	5	(G7P) Copper Red Metallic
	10	GLK - Black Diamond Tricoat
	10	GWT - Champagne Silver Metallic
100
Interior Colors
AFM - Ebony
AFL - Cashmere
AFP - Saddle

Buick Enclave
2014MY Repurchase Rental Minimum Equipment (VN9)

Model		Spec A	Spec B
Model Code		4R14526	4V14526
Volume % of Total		60%	40%
Standard Equipment		1SL - FWD	1SL - AWD
Engine		Engine 3.6L V6 - LLT	Engine 3.6L V6 - LLT
Transmission		Transmission, Auto 6 spd - MY9	Transmission, Auto 6 spd - MH6
Air Conditioning		Air Conditioning, Tri-Zone - CJ2	Air Conditioning, Tri-Zone - CJ2
Air Conditioning, Rear		Air Conditioning, Rear Controls	Air Conditioning, Rear Controls
Steering		Variable Effort Power Steering	Variable Effort Power Steering
Brakes		Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS
Windows		Power Windows w/ Express up	Power Windows w/ Express up
Door Locks		Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control		Cruise Control	Cruise Control
Tilt Wheel		Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic
Seats		Seat, 8-way power driver, 8-way power pass	Seat, 8-way power driver, 8-way power pass
Rear Defogger		Rear Defogger	Rear Defogger
Radio		Radio, AM/FM w/CD - US8	Radio, AM/FM w/CD - US8
Wheels		Wheels, 19" Aluminum - RZA	Wheels, 19" Aluminum - RZA
Floor Mats		Floor Mats	Floor Mats
Seat Trim/Style		Leather-Appointed, Buckets Power	Leather-Appointed, Buckets Power
Airbags		Dual Front & Side - AY0	Dual Front & Side - AY0
Other		Power Lift Gate	Power Lift Gate
Other		StabiliTrak and Traction Control	StabiliTrak and Traction Control
Other		High Intensity Discharge (HID) Lighting	High Intensity Discharge (HID) Lighting
Other		7 passenger seating - ABB	7 passenger seating - ABB
Other		Heated Seats - KA1	Heated Seats - KA1
Other		Spare - No Inflation Kit	Spare - No Inflation Kit
Other		Bluetooth Phone Interface - UPF	Bluetooth Phone Interface - UPF
Other		XM Radio	XM Radio
Other		OnStar	OnStar
Other		Remote Start	Remote Start
Other		Rear View Camera
Other		Rear Park Assist	Rear Park Assist
Other		7" color touch screen with Intellilink	7" color touch screen with Intellilink
Other		Center Side impact airbag	Center Side impact airbag
Other		Side Blind Zone Alert with Cross Traffic Detection	Side Blind Zone Alert with Cross Traffic Detection

Required Additional Options

		Sunroof - C3U	Sunroof - C3U
		Wheels, 19" chromed - P6A	Wheels, 19" chromed - P6A

Exterior Colors	%
	15	17U - Quicksilver Metallic	17U - Quicksilver Metallic
	20	58U - Carbon Black Metallic	58U - Carbon Black Metallic
	15	89U - Crystal Red	89U - Crystal Red
	15	98U - White Diamond	98U - White Diamond
	15	40 U - White Opal	40 U - White Opal

	10	GXG - Iridium Metallic	GXG - Iridium Metallic
	10	57U - Cyber Gray Metallic	57U - Cyber Gray Metallic
100
Interior Colors
		192 - Ebony	192 - Ebony
		832 - Titanium	832 - Titanium
		432 - Choccachino	432 - Choccachino
		542 - Cocoa	542 - Cocoa

Buick Encore
2014MY Repurchase Rental Minimum Equipment (VN9)

Model		Spec A	Spec B
Model Code		4JU76	4JV76
Volume % of Total		50%	50%
Standard Equipment		1SD - FWD	1SL - FWD
Engine		Engine 1.4L Turbo - LUV	Engine 1.4L Turbo - LUV
Transmission		Transmission, Auto 6 spd - MH8	Transmission, Auto 6 spd - MH8
Air Conditioning		Air Conditioning, Dual-Zone Auto - CJ2	Air Conditioning, Dual-Zone Auto - CJ2
Steering		Variable Effort Power Steering	Variable Effort Power Steering
Brakes		Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS
Windows		Power Windows w/ Express dn	Power Windows w/ Express dn
Door Locks		Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control		Cruise Control	Cruise Control
Tilt Wheel		Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic
Seats		Seat, 6-way power driver, 2-way man pass	Seat, 6-way power driver, 6-way power pass
Rear Defogger		Rear Defogger	Rear Defogger
Radio		Radio, AM/FM w/CD, 7" screen with Intellilink - UFU	Radio, AM/FM w/CD, 7" screen with Intellilink - UFU
Wheels		Wheels, 18" Aluminum - RV6	Wheels, 18" Aluminum - RV6
Floor Mats		Floor Mats	Floor Mats
Seat Trim/Style		Premium Cloth with Leatherette Accents, Buckets	Leather-Appointed, Buckets
Airbags		Dual Front & Side - AYF	Dual Front & Side - AYF
Other		StabiliTrak and Traction Control	StabiliTrak and Traction Control
Other		5 passenger seating	5 passenger seating
Other			Heated Seats - KA1
Other		Spare - No Inflation Kit	Spare - No Inflation Kit
Other		Bluetooth Phone Interface - UP9	Bluetooth Phone Interface - UP9
Other		XM Radio	XM Radio
Other		OnStar	OnStar
Other		Remote Start	Remote Start
Other		Rear View Camera	Rear View Camera
Other		7" color touch screen with Intellilink	7" color touch screen with Intellilink
Other
Other		(UFG) Rear Cross-Traffic Alert	(UFG) Rear Cross-Traffic Alert
Other		(UFT) Side Blind Zone Alert	(UFT) Side Blind Zone Alert
Other

Required Additional Options

		Sunroof - CF5	Sunroof - CF5
		Wheels, 18" chromed - RV8	Wheels, 18" chromed - RV8

Exterior Colors	%
	15	GCS - Ruby Red Metallic	GCS - Ruby Red Metallic
	15	GAN - Quicksilver Metallic	GAN - Quicksilver Metallic
	20	GAR - Carbon Black Metallic	GAR - Carbon Black Metallic
	15	GYM - Satin Steel Gray Metallic	GYM - Satin Steel Gray Metallic
	20	GYN - White Pearl	GYN - White Pearl
	5	GQM - Brilliant Blue Metallic	GQM - Brilliant Blue Metallic
	10	GYO - Deep Espresso Brown	GYO - Deep Espresso Brown

100

Interior Colors
	AFN - Ebony	AAY - Ebony
	AFO - Titanium	AAW - Titanium
AAX - Saddle

GMC Acadia
2014MY Repurchase Rental Minimum Equipment (VN9)

Model		Spec A	Spec B	Spec C
Model Code		TR 14526	TR 14526	TV 14526
Volume % of Total		40%	30%	30%
Standard Equipment		3SB (SLE-2/SLE) - FWD	4SA (SLT-1) - FWD	4SA (SLT-1) - AWD
Engine		Engine 3.6L V6 - LLT	Engine 3.6L V6 - LLT	Engine 3.6L V6 - LLT
Transmission		Transmission, Auto 6 spd - MY9	Transmission, Auto 6 spd - MY9	Transmission, Auto 6 spd - MH6
Air Conditioning		Air Conditioning, Single Zone - C67	Air Conditioning, Tri-Zone - CJ2	Air Conditioning, Tri-Zone - CJ2
Air Conditioning, Rear		Air Conditioning, Rear Controls	Air Conditioning, Rear Controls	Air Conditioning, Rear Controls
Steering		Power Steering	Power Steering	Power Steering
Brakes		Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS
Windows		Power Windows	Power Windows	Power Windows
Door Locks		Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control		Cruise Control	Cruise Control	Cruise Control
Tilt Wheel		Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic
Seats		Seat, 7-Pass - ABB	Seat, 7 Pass - ABB	Seat, 7 Pass - ABB
Rear Defogger		Rear Defogger	Rear Defogger	Rear Defogger
Radio		Radio, AM/FM w/CD - US8	Radio, AM/FM w/CD - US8	Radio, AM/FM w/CD - US8
Wheels		Wheels, 18" Painted aluminum - PZ4	Wheels, 19" aluminum - P64	Wheels, 19" aluminum - P64
Floor Mats		Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style		Deluxe Cloth, Buckets Manual	Leather-Appointed, Buckets Power	Leather-Appointed, Buckets Power
Air Bags		Dual Front & Side - AY0	Dual Front & Side - AY0	Dual Front & Side - AY0
Other		Spare - No Inflation Kit	Spare - No Inflation Kit	Spare - No Inflation Kit
Other		----------	Heated Seats - KA1	Heated Seats - KA1
Other		StabiliTrak	StabiliTrak	StabiliTrak
Other		8-way power driver	8-way power driver	8-way power driver
Other		2-way power frt pass	2-way power frt pass	2-way power frt pass
Other		Blue Tooth	Blue Tooth	Blue Tooth
Other		Body Color Molding	Body Color Molding	Body Color Molding
Other		Steering Wheel with Audio Controls	Steering Wheel with Audio Controls	Steering Wheel with Audio Controls
Other		Remote Start - BTV -	Remote Start - BTV -	Remote Start - BTV -
Other		Rear Park Assist	Rear Park Assist	Rear Park Assist
Other		Rear View Camera-ISRVM		Rear View Camera-ISRVM
Other		Inside Rear View Mirror with Rear View Display	Inside Rear View Mirror with Rear View Display	Inside Rear View Mirror with Rear View Display
Other		Power Liftgate	Power Liftgate	Power Liftgate
Other		QD6 - Spare Tire	QD6 - Spare Tire	QD6 - Spare Tire
Other		Side Roof Rails	Side Roof Rails	Side Roof Rails
Other		Body Color Body Side Molding	Body Color Body Side Molding	Body Color Body Side Molding
Other		OnStar	OnStar	OnStar
Other		XM	XM	XM

Required Additional Options
		Trailering - V92	Sunroof - C3U	Sunroof - C3U
			Trailering - V92	Trailering - V92

Exterior Colors
	15	17U - Quicksilver Metallic	17U - Quicksilver Metallic	17U - Quicksilver Metallic
	20	58U - Carbon Black Metallic	58U - Carbon Black Metallic	58U - Carbon Black Metallic

	15	89U - Crystal Red	89U - Crystal Red	89U - Crystal Red
	15	98U - White Diamond	98U - White Diamond	98U - White Diamond
	15	40 U - White Opal	40 U - White Opal	40 U - White Opal
	10	GXG - Iridium Metallic	GXG - Iridium Metallic	GXG - Iridium Metallic
	10	57U - Cyber Gray Metallic	57U - Cyber Gray Metallic	57U - Cyber Gray Metallic
100
Interior Colors
		19C - Ebony	192 - Ebony	192 - Ebony
			222 - Dark Cashmere	222 - Dark Cashmere
		83C - Light Titanium	832 - Light Titanium	832 - Light Titanium

GMC Terrain
2014MY Repurchase Rental Minimum Equipment (VN9)

Model		Spec A	Spec B	Spec C	Spec D
Model Code		TLH26	TLK26	TLJ26	TLM26
Volume % of Total		25%	25%	25%	25%
Standard Equipment		3SB (SLE-2) - 2WD	3SB (SLE-2) - 4WD	4SB (SLT-2) - 2WD	4SB (SLT-2) - 4WD
Engine		Engine 2.4L SIDI	Engine 2.4L SIDI	Engine 2.4L SIDI	Engine 2.4L SIDI
Transmission		Transmission, Auto 6 spd	Transmission, Auto 6 spd	Transmission, Auto 6 spd	Transmission, Auto 6 spd
Air Conditioning		Auto Single Zone	Auto Single Zone	Auto Single Zone	Auto Single Zone
Steering		Power Steering	Power Steering	Power Steering	Power Steering
Brakes		Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS
Windows		Power Windows	Power Windows	Power Windows	Power Windows
Door Locks		Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control		Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel		Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic
Seats		Seat, 5-Pass	Seat, 5-Pass	Seat, 5-Pass	Seat, 5-Pass
Rear Defogger		Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio		Radio, AM/FM w/CD/MP3/USB	Radio, AM/FM w/CD/MP3/USB	Radio, AM/FM w/CD/MP3/USB	Radio, AM/FM w/CD/MP3/USB
Wheels		Wheels, 17" aluminum	Wheels, 17" aluminum	Wheels, 18" aluminum	Wheels, 18" aluminum
Floor Mats		Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style		Premium Cloth	Premium Cloth	Leather	Leather
Other		Power Driver Seat: 8-Way	Power Driver Seat: 8-Way	Power Driver Seat: 8-Way	Power Driver Seat: 8-Way
Other		Leather Wrapped w/ Audio	Leather Wrapped w/ Audio	Leather Wrapped w/ Audio	Leather Wrapped w/ Audio
Other		Premium Audio - Pioneer 8-Spk	Premium Audio - Pioneer 8-Spk	Premium Audio - Pioneer 8-Spk	Premium Audio - Pioneer 8-Spk
Other		----------	----------	Remote Start	Remote Start
Other		StabiliTrak	StabiliTrak	StabiliTrak	StabiliTrak
Other		OnStar w/ Bluetooth	OnStar w/ Bluetooth	OnStar w/ Bluetooth	OnStar w/ Bluetooth
Other		XM	XM	XM	XM
Other		Manual Liftgate	Manual Liftgate	Power Liftgate	Power Liftgate
Other		----------	----------	Rear Park Assist	Rear Park Assist
Other		----------	----------	Memory: Drivers Seat & Mirrors	Memory: Drivers Seat & Mirrors
Other		----------	----------	Sunroof	Sunroof
Other		----------		Chrome Package	Chrome Package

Required Additional Options		----------	----------	----------	----------
`
				~~3.0L V6 SIDI (Requires Q6D 18" wheels) - LFW~~	~~3.0L V6 SIDI (Requires Q6D 18" wheels) - LFW~~

				(LFX) 3.6L V6 SIDI	(LFX) 3.6L V6 SIDI

Exterior Colors
	15	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat
	15	GAN - Quicksilver Metallic	GAN - Quicksilver Metallic	GAN - Quicksilver Metallic	GAN - Quicksilver Metallic
	20	GAR - Carbon Black Metallic	GAR - Carbon Black Metallic	GAR - Carbon Black Metallic	GAR - Carbon Black Metallic

	20	GLJ- Ashen Gray Metallic	GLJ- Ashen Gray Metallic	GLJ- Ashen Gray Metallic	GLJ- Ashen Gray Metallic
	25	GAZ - Summit White - NEW	GAZ - Summit White - NEW	GAZ - Summit White - NEW	GAZ - Summit White - NEW
	5	(G7P) Copper Red Metallic (extra charge)	(G7P) Copper Red Metallic (extra charge)	(G7P) Copper Red Metallic (extra charge)	(G7P) Copper Red Metallic (extra charge)

100
Interior Colors
AFA/AFC/AFE - Jet Black		AFC - Jet Black	AFC - Jet Black	AFE - Jet Black	AFE - Jet Black
AFB/AFD/AFF - Light Titanium		AFD - Light Titanium	AFD - Light Titanium	AFF - Light Titanium	AFF - Light Titanium
AFG - Brownstone - (Leather Only)				AFG - Brownstone - (Leather Only)	AFG - Brownstone - (Leather Only)

GMC Yukon
2014MY Repurchase Rental Minimum Equipment (VN9)

Model		Spec A	Spec B
Model Code		TC10706	TK10706
Volume % of Total		60%	40%
Standard Equipment		4SA (SLT) - 2WD	4SA (SLT) - 4WD
Engine		Engine Vortec 5.3L V8 Flex - LMG	Engine Vortec 5.3L V8 Flex - LMG
Transmission		Transmission, Automatic	Transmission, Automatic
Air Conditioning		Air Cond. Auto Tri- Zone	Air Cond. Auto Tri- Zone
Air Conditioning, Rear		Air Conditioning, Rear Aux.	Air Conditioning, Rear Aux.
Steering		Power Steering	Power Steering
Brakes		Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows		Power Windows	Power Windows
Door Locks		Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control		Cruise Control	Cruise Control
Tilt Wheel		Tilt Steering Wheel	Tilt Steering Wheel
Seat		Seat, 6 Way Power Driver	Seat, 6 Way Power Driver
Rear Defogger		Rear Defogger	Rear Defogger
Radio		Radio AM/FM/6 disc CD UUIJ- single disc w/ USB & req. U42	Radio AM/FM/6 disc CD UUIJ- single disc w/ USB & req. U42
Wheels		Wheels, 18" aluminum - QF8	Wheels, 17" aluminum - N88
Floor Mats		Floor Mats	Floor Mats
Seat Trim/Style		Seat, Leather Bucket	Seat, Leather Bucket
Other		STD 3 Pass 3rd Row Seat - AS3	STD 3 Pass 3rd Row Seat - AS3
Other		StabiliTrak	StabiliTrak
Other		Power Adj Pedals	Power Adj Pedals
Other		Rear Park Assist	Rear Park Assist
Other		XM	XM
Other		OnStar	OnStar
Other		Bluetooth for phone	Bluetooth for phone

Required Additional Options
		SLT-2 Equipment Package(PCK) Includes:	SLT-2 Equipment Package(PCK) Includes:
		Full Feature Leather Buckets with Heat (10 way)-AN3	Full Feature Leather Buckets with Heat (10 way)-AN3
		Heated 2nd Row Seats - KA6	Heated 2nd Row Seats
		Power Folding Outside Mirrors with Integrated Turn Signals - DL3	Power Folding Outside Mirrors with Integrated Turn Signals
		2nd Row - Power Release - ARS	2nd Row - Power Release
		Power Liftgate - E61	Power Liftgate - E61

		Sunroof - CF5	Sunroof - CF5
		Rear Entertainment - U42	Rear Entertainment - U42

Exterior Colors	%
41U - Onyx Black	30	41U - Onyx Black	41U - Onyx Black
89U - Crystal Red Tintcoat	30	89U - Crystal Red Tintcoat	89U - Crystal Red Tintcoat
98U - White Diamond Tricoat	30	98U - White Diamond Tricoat	98U - White Diamond Tricoat
GAN - Quicksilver Metallic	10	GAN - Quicksilver Metallic	GAN - Quicksilver Metallic

100
Interior Colors

193/196 - Ebony	193/196 - Ebony	193/196 - Ebony
333/336 - Light Tan	333/336 - Light Tan	333/336 - Light Tan
833/836 - Light Titanium	833/836 - Light Titanium	833/836 - Light Titanium

GMC Yukon XL
2014MY Repurchase Rental Minimum Equipment (VN9)

Model		Spec A	Spec B
Model Code		TC10906	TK10906
Volume % of Total		60%	40%
Standard Equipment		4SA (SLT) - 2WD	4SA (SLT) - 4WD
Engine		Engine Vortec 5.3L V8 Flex - LMG	Engine Vortec 5.3L V8 Flex - LMG
Transmission		Transmission, Automatic	Transmission, Automatic
Air Conditioning		Air Cond. Auto Tri- Zone	Air Cond. Auto Tri- Zone
Air Conditioning, Rear		Air Conditioning, Rear Aux	Air Conditioning, Rear Aux
Steering		Power Steering	Power Steering
Brakes		Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows		Power Windows	Power Windows
Door Locks		Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control		Cruise Control	Cruise Control
Tilt Wheel		Tilt Steering Wheel	Tilt Steering Wheel
Seat		Seat, 6 Way Power Driver	Seat, 6 Way Power Driver
Rear Defogger		Rear Defogger	Rear Defogger
Radio		Radio AM/FM/6 disc CD UUIJ- single disc w/ USB & req. U42	Radio AM/FM/6 disc CD UUIJ- single disc w/ USB & req. U42
Wheels		Wheels, 17" aluminum - N88	Wheels, 17" aluminum - N88
Floor Mats		Floor Mats	Floor Mats
Seat Trim/Style		Seat, Leather Bucket - A95	Seat, Leather Bucket - A96
Air Bags		Dual Front & Side	Dual Front & Side
Other		STD 3 Pass 3rd Row Seat - AS3	STD 3 Pass 3rd Row Seat - AS3
Other		StabiliTrak	StabiliTrak
Other		Power Adj Pedals	Power Adj Pedals
Other		Rear Park Assist	Rear Park Assist
Other		XM	XM
Other		OnStar	OnStar
		Bluetooth for phone	Bluetooth for phone
Required Additional Options
		SLT-2 Equipment Package(PCK) Includes:	SLT-2 Equipment Package(PCK) Includes:
Full Feature Leather Buckets with Heat (10 way)-AN3
		Heated 2nd Row Seats - KA6	Heated 2nd Row Seats
		Power Folding Outside Mirrors with Integrated Turn Signals - DL3	Power Folding Outside Mirrors with Integrated Turn Signals
		2nd Row - Power Release - ARS	2nd Row - Power Release
		Power Liftgate - E61	Power Liftgate - E61

		Sunroof - CF5	Sunroof - CF5
		Rear Entertainment - U42	Rear Entertainment - U42

Exterior Colors	%
	30	41U - Onyx Black	41U - Onyx Black
	30	89U - Crystal Red Tintcoat	89U - Crystal Red Tintcoat
	30	98U - White Diamond Tricoat	98U - White Diamond Tricoat
	10	GAN - Quicksilver Metallic	GAN - Quicksilver Metallic

100
Interior Colors
193/196 - Ebony		193/196 - Ebony	193/196 - Ebony
333/336 - Light Tan		333/336 - Light Tan	333/336 - Light Tan
833/836 - Light Titanium		833/836 - Light Titanium	833/836 - Light Titanium

GMC Savana
2014MY Repurchase Rental Minimum Equipment (VN9)

Spec	Spec A	Spec B	Spec C	Spec D	Spec E
Model	Van Reg WB RWD	Van Reg WB AWD	Van Reg WB RWD	Van Reg WB RWD	Van Ext WB RWD
Model Code	TG13406	TH13406	TG23406	TG33406	TG33706
Equipment Group	1LT	1LT	1LT	1LT	1LT
NOTE: REQUIREMENTS ARE SUBJECT TO CHANGE THROUGHOUT THE MODEL YEAR AT GM DISCRETION
Standard Equipment
Engine	Engine Vortec 5.3L V8 SFI - LMF	Engine Vortec 5.3L V8 SFI - LMF	Engine Vortec 6.0L V8 SFI Flex - L96	Engine Vortec 6.0L V8 SFI Flex - L96	Engine Vortec 6.0L V8 SFI Flex - L96
Transmission	Transmission, Automatic	Transmission, Automatic	Transmission, Automatic - MYD	Transmission, Automatic - MYD	Transmission, Automatic - MYD
Air Conditioning	Air Conditioning	Air Conditioning	Air Conditioning	Air Conditioning	Air Conditioning
Air Conditioning, Rear	Air Conditioning, Rear Aux.	Air Conditioning, Rear Aux.	Air Conditioning, Rear Aux.	Air Conditioning, Rear Aux.	Air Conditioning, Rear Aux.
Steering	Power Steering	Power Steering	Power Steering	Power Steering	Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows	Power Windows	Power Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Manual	Manual	Manual	Manual	Manual
Rear Defogger
Radio	Radio AM/FM - UM7	Radio AM/FM - UM7	Radio AM/FM - UM7	Radio AM/FM - UM7	Radio AM/FM - UM7
Wheels	Wheels, 17" - NX7	Wheels, 17" - NX7	Wheels, 16" - QB5	Wheels, 16" - QB5	Wheels, 16" - QB5
Floor Mats	Floor Covering w/ Mats - B30	Floor Covering w/ Mats - B30	Floor Covering w/ Mats - B30	Floor Covering w/ Mats - B30	Floor Covering w/ Mats - B30
Seat Trim/Style	Cloth Bucket - AS5, 8 Pass. - ZP8	Cloth Bucket - AS5, 8 Pass. - ZP8	Cloth Bucket - AS5, 12 Pass. - ZX5	12 Passenger - ZX5	12 Passenger - ZX5
Air Bags	Dual Front & Side - AK5/ASF	Dual Front & Side - AK5/ASF	Dual Front & Side - AK5/ASF	Dual Front & Side - AK5/ASF	Dual Front & Side - AK5/ASF
Other	Head Side-Impact Air Bags	Head Side-Impact Air Bags	Head Side-Impact Air Bags	Head Side-Impact Air Bags	Head Side-Impact Air Bags
Other	StabiliTrak	StabiliTrak	StabiliTrak	StabiliTrak	StabiliTrak
Other	Tinted Glass - AJ1	Tinted Glass - AJ1	Tinted Glass - AJ1	Tinted Glass - AJ1	Tinted Glass - AJ1
Other	OnStar	OnStar	OnStar	OnStar	OnStar
Other	XM	XM	XM	XM	XM

Required Additional Options
	Radio AM/FM/CD - U1C (Or Upgradeable to US8)	Radio AM/FM/CD - U1C (Or Upgradeable to US8)	Radio AM/FM/CD - U1C (Or Upgradeable to US8)	Radio AM/FM/CD - U1C (Or Upgradeable to US8)	Radio AM/FM/CD - U1C (Or Upgradeable to US8)
	Rear Defogger - C49		Rear Defogger - C49	Rear Defogger - C49	Rear Defogger - C49
	Seat, 6-Way Power Driver - AG1	Seat, 6-Way Power Driver - AG1	Seat, 6-Way Power Driver - AG1	Seat, 6-Way Power Driver - AG1	Seat, 6-Way Power Driver - AG1

	Smokers Pkg - DT4	Smokers Pkg - DT4	Smokers Pkg - DT4	Smokers Pkg - DT4	Smokers Pkg - DT4

	OnStar Delete - UE0 - (Optional)	OnStar Delete - UE0 - (Optional)	OnStar Delete - UE0 - (Optional)	OnStar Delete - UE0 - (Optional)	OnStar Delete - UE0 - (Optional)
	XM Delete - U2J - (Optional)	XM Delete - U2J - (Optional)	XM Delete - U2J - (Optional)	XM Delete - U2J - (Optional)	XM Delete - U2J - (Optional)

Exterior Colors
50U - Summit White	50U - Summit White	50U - Summit White	50U - Summit White	50U - Summit White	50U - Summit White

Interior Colors
93G - Medium Pewter	93G - Medium Pewter	93G - Medium Pewter	93G - Medium Pewter	93G - Medium Pewter	93G - Medium Pewter

2013 Daily Rental Return Guidelines
Effective: January 1, 2013

GENERAL MOTORS CORPORATION
2013 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM TURN-IN STANDARDS AND PROCEDURES

Design, Build, and Sell the World's Best Vehicles!

Table of Contents

REMARKETING CONTACT INFORMATION	3
SECTION 1 – GENERAL CONDITION STANDARDS	4
1. Vehicle Return Requirements	4
2. Title, Registration, Tax and VIN Plate	6
3. Vehicle Damage and Disclosure Requirements	8
4. Damage Allowance, Existing Damage and Previous Repairs	10
SECTION 2 – NORMAL WEAR AND TEAR AND CHARGEABLE DAMAGE	12
1. Glossary of Terms	12
2. Sheet Metal and Paint	13
3. Convertible Tops	17
4. Front and Rear Bumpers	18
5. Tires	21
6. Wheels	22
7. Interior Soft Trim and Carpets	25
8. Vehicle Glass	26
SECTION 3 – ORIGINAL AND AFTERMARKET EQUIPMENT AND ACCESSORIES	28
SECTION 4 – MISSING EQUIPMENT PROGRAM (MET)	29
SECTION 5 – VEHICLE INTEGRITY	30
SECTION 6 – LITIGATION LIABILITY	32
SECTION 7 – GENERAL TURN-IN PROCEDURES	33
1. Forecast	33

2. Delivery	34
3. Inspection at Turn-in	35
4. Vehicle Reports and Reviews3	36
5. Acceptance / Stop Depreciation	37
6. Rejects	38
7. Miscellaneous	39
EXHIBIT A – VEHICLE CATEGORIES / PRIOR REPAIR LIMITS	41
EXHIBIT B – APPROVED TURN-BACK LOCATIONS	42
EXHIBIT C – MET TABLE	47

General Motors Corporation
Fleet and Commercial Operations

Remarketing Contact Information

Contact	Office Number	Cell Number	e-Mail Address
John A. Pruse Manager, GM Remarketing	313 665-1438	313 378-5335	john.pruse@gm.com
Sandy Grinsell, Remarketing Account Mgr., Hertz & Licensees, ERAC Holding, & National Licensees	313 667-6437		sandy.grinsell@gm.com
Thomas Martin Remarketing Account Mgr., Avis/Budget & Licensees SGS Inspections	313 667-6434	313 378-1230	thomas.martin@gm.com
Audre' Walls Remarketing Account Mgr., DTAG, Sixt RAC, U-Save, & All Independent Rental Accounts CT Services & Inviso Inspections	313 667-6444	313 378-4366	audre.walls@gm.com

SECTION 1 - GENERAL CONDITION STANDARDS

1)	Vehicle Return Requirements

a)	Vehicles must be maintained as described in the Vehicle Owner's Manual. Failure to comply will result in permanent rejection of the vehicle.

i)	The repair/replacement of an engine or transmission that is due to non-compliance of vehicle maintenance will render the vehicle “Permanently Ineligible”.

b)
Each vehicle shall be in sound mechanical and electrical operating condition. All lights and lamps must be operational. Any visible warning lights, i.e., check engine, change oil, SIR, TPS, etc., on the instrument panel must be corrected prior to turn-in or the vehicle will be “Currently Ineligible”.

c)	A vehicle must comply with all aspects of the applicable program parameters or it is not eligible for return.

d)
Vehicle(s) must be returned washed and vacuumed. General Motors' expectation of a vehicle's condition, when returned by the rental company, is that it will be in the same condition as it is when provided to a rental customer.

i)
A dirty interior MET charge of $35 will be assessed when the interior of the vehicle is littered with trash. Excessive or offensive trash in the vehicle, such as cups, bottles, newspapers, food, bags, roadmaps, etc., that would hinder interior inspection would generate the dirty interior MET charge.

ii)
Vehicles with an exterior that is too dirty to inspect will be gate released to the rental account for washing. When the vehicle is returned and inspected, a $75 re-inspection fee will be charged unless special arrangements have been made.

e)
Vehicles must have a minimum of ¼ tank of fuel with the exception of Hawaii vehicles, which cannot exceed ¼ tank of fuel. Vehicles with less than ¼ tank of fuel but more than 1/8 will be assessed a MET charge of $15. Vehicles below 1/8 tank of fuel will be deemed “Currently Ineligible” and released to the rental account for low fuel. When the vehicle is returned, a $75 re-inspection fee will be charged.

f)
Emissions labels must be in place and legible on all vehicles returned to General Motors. Vehicles without an emission label are considered “Currently Ineligible” and will be gate released to the rental account. A $75 re-inspection fee will be charged when the vehicle is corrected and returned.

g)	Vehicles must have two (2) sets of keys, programmed keyless remotes, owner manuals, floor mats, and all other remotes and headphones, included as original equipment.

h)
Vehicles must display actual mileage. General Motors approved procedures must be followed when repairing or replacing instrument clusters/odometers. Consult a General Motors dealer for proper replacement.

i)
All warranty and campaign claims should be completed prior to returning the vehicle to General Motors. Failure to complete warranty and/or campaign claims may render the vehicle “Currently Ineligible”. A $75 re-inspection fee will be charged when the vehicle is returned. Repair of existing body damage is not required for vehicles released for warranty, mechanical or campaign repairs.

j)
Any vehicle equipped with supplemental inflatable restraints (S.I.R.) including driver, passenger or side airbags that have been deployed, missing or otherwise disconnected, must be replaced with an approved OEM replacement and must meet General Motors standards prior to turn-in.

2)	Title, Registration, Tax, and VIN Plate

a)	A vehicle submitted with a Certificate of Origin (C.O.V.) or a branded title is not eligible for return.

b)
All vehicles must have a valid and current registration, at the time of acceptance. State and local taxes must be paid prior to turn-back. The Daily Rental Company must comply with state regulations pertaining to proof of payment for state and local taxes.

c)Titles for all turn-in vehicles must be received by a General Motors approved Title Center within three (3) business days of vehicle turn-in. The vehicle turn-in date is considered the first day. Currently, the only General Motors approved title center is the SGS Title Center.

SGS Title Center
9805-C North Cross Center Court
Huntersville, NC 28078

d)	All title shipments to the title center must contain a packing list and include the following information:
Company Name and Address
Contact Name and Phone Number
E-mail Address and Fax Number
Full VIN for each title in the package
When sending more than ten titles, e-mail an Excel spread-sheet listing the VIN number of each title enclosed. From that list, the title center will “pre-receive” the titles electronically, verify the titles upon actual receipt, provide documented confirmation, and advise of any discrepancies.

e)
The Daily Rental Company must remove each vehicle at an auction or turn-in site, if the title for such vehicle is not received within 30 days of the turn-in date. The vehicle will be “Currently Ineligible” and will be assessed a re-inspection fee, if it is returned.

f)	The plate containing the Vehicle Identification Number (VIN):

i)	Must be completely readable and properly attached to the dash panel. Any obstruction causing a portion of the plate to be covered is not acceptable.

ii)	Cannot be damaged in any manner and must be flush and secure with rivets intact.

iii)	Must meet these criteria otherwise the vehicle will be “Permanently Ineligible” and returned to the rental account.

3)	Vehicle Damage and Disclosure Requirements

a)
The General Motors Disclosure Policy mandates that all prior damage and repairs are electronically disclosed prior to turn back, excluding warranty repairs performed by the Daily Rental Company or a General Motors dealer.

i)
Completion of the electronic disclosure requires a User ID and password to access the Remarketing Inventory Management System (RIMS). Contact the Remarketing Account Manager assigned to your account shown on page three. The User ID, password, web address and instructions will be sent via e-mail within 24 hours of request.

ii)	The electronic disclosure box must be checked (Yes or No) confirming or denying previous damage. Failure to disclose previous damage at turn-in will be grounds for rejecting the vehicle.

iii)
Collision damage must be disclosed and supported by repair orders. Repair orders must accurately reflect all work performed and include all associated repair costs. The inspection provider, on General Motors behalf, will request a repair order when:

(1)	Previous repaired damage noted during the inspection does not agree with the disclosure

(2)
The dollar amount disclosed appears too high or low based on the visual inspection. There is no arbitrary rule or guideline, such as any damage over $XXX amount or damage to X number of body panels, used as a basis for requesting a repair order.

(3)	The disclosed damage areas and the disclosed repair amount appear significantly out of line.

(4)	Upon request, repair orders must be received by the inspection provider within two business days of the request to maintain the original turn-in date. Repair orders that are not received by the inspection provider within seven business days will cause the vehicle to be “Currently Ineligible” and gate released from the yard until the repair order is available. A $75 re-inspection fee will be charged, if the vehicle is returned and the repair order provided.

4)	Damage Allowance, Existing Damage and Previous Repairs

a)	General Motors will absorb the cost of repairs on vehicles returned with $450 or less existing damage.

i)	General Motors will charge the Daily Rental Company for current damage in excess of the $450 damage allowance plus a service fee.

ii)	Missing equipment will not be included as part of the chargeable damage allowance, but will be charged per the Missing Equipment Program (refer to Section 4 for MET).

iii)	The service fee will be applied as follows:

Amount in Excess of $450	Service Fee
$0 to $99.99	Equal to amount over $450
$100 to $1,099.99	$100
$1,100 to $1,549.99	$200

b)	Vehicles with existing damage exceeding $2,000 are “Currently Ineligible” for return.

c)
Prior repairs cannot exceed $2,500 for Category 1 vehicles, $3,000 for Category 2 vehicles, $3,500 for Category 3 vehicles, and $4,500 for Category 4 vehicles. These amounts exclude costs related to vehicle glass, tires, wheels, wheel covers, SIR system components, “Loss of Use” and towing charges. Vehicles exceeding these maximums are not eligible for turn-in. See Exhibit A - Vehicle Categories/Prior Repair Limits.

d)
Vehicles with “Poor Prior Repairs” of $700 or less will be accepted. The estimated poor prior repair cost will be charged to the Daily Rental Company under the MET program. Vehicles with poor prior repairs exceeding $700 will be considered “Currently Ineligible” and released to the Daily Rental Company.

e)
Vehicles identified as “Currently Ineligible” due to mechanical, warranty/campaign, unacceptable glass, or un-matched tires, etc., will be gate released for repairs to these conditions only, and can be returned for acceptance consideration.

f)
When returned, if the vehicle has had partial repairs on any chargeable damage identified when it was originally inspected, including poor prior repairs, the entire vehicle must be repaired to no more than $100 in chargeable damage. A $75 re-inspection fee will apply.

SECTION 2 - NORMAL WEAR AND TEAR AND CHARGEABLE DAMAGE
Listed below is the nomenclature commonly used to describe types of damage on inspection reports.

1)	Glossary of Terms “General Description”

a)	Abrasion - A lightly scratched or worn area of the finish either paint, clear coat, or chrome that does not penetrate to the base material of the part or panel.

b)	Chip - Confined area where paint has been removed from the surface usually not larger than 1/8 inch for purposes of these return guidelines.

c)	Dent - a depression of any size in the panel material whether metal, composite, or other, with or without paint damage.

d)	Ding - A small dent, an inch or less in diameter, with or without paint damage.

e)	Gouge - An area where the damage has penetrated the finish and removed a portion of the base material of the part or panel.

f)	Scratch - A cut in the surface of any material that may or may not penetrate the finish.

g)	Scuff - A worn or rough spot that is deep enough to disturb the base material of the part or panel but does not remove any base material.

2)	Sheet Metal and Paint
The following are acceptable return conditions and applicable charges.

a)	Maximum of two dents per panel that are individually no larger than one inch in diameter, does not break the paint, and qualifies for Paintless Dent Removal (PDR) are non-chargeable.

b)	Scratches in the clear coat that do not penetrate the color coat and do not catch a finger nail are non-chargeable.

c)	Chips to door, hood or deck lid edges that do not reach flat panel surfaces are non-chargeable.

d)	An appearance fee and PDR may be used on the same panel.

e)
One dent that qualifies for PDR that contains one chip inside the dent would be charged $50 for the PDR and a $20 appearance fee for the chip, totaling $70. The chip must be no larger than one-eighth (1/8) inch in diameter and cannot exhibit any spider cracks around the chip.

f)	Chipped and scratched panels:

i)	All panels except hoods:

(1)	One to three chips individually no larger than one-eighth (1/8) inch in diameter are non-chargeable.

(2)	Four to six chips per panel will be charged a $20 appearance fee.

(3)	Over six chips per panel will require a minimum of a panel refinish.

ii)	Hood panels:

(1)
The chart below shows acceptable return conditions and applicable charges for painted and textured bumpers. Scratches that individually do not exceed ¼ inch in length may be used in any combination with chips but not to exceed the quantities shown in the chart.

HOOD - LEADING EDGE, FIRST 5”	HOOD - ALL BUT LEADING EDGE	CHARGES
Maximum of 6 chips / scratches	Maximum of 3 chips / scratches	Non-chargeable
Maximum of 10 chips / scratches	Maximum of 6 chips / scratches	$40 Appearance fee
Greater than 10 chips / scratches	Greater than 6 chips / scratches	Hood panel refinish

g)	Vehicles with damage confined to either the upper or lower half of a panel may qualify for a partial panel repair.

i)	A partial panel repair can only be considered when there is a clean break between the upper and lower portion of the panel.

ii)	A clean break is defined as a body side molding, cladding, etc., that runs from one end of the panel to the other with no gaps at either end.

iii)	Body lines are not a clean break and partial panel repair does not apply.

h)
The floor of a pick-up truck box is considered one panel. Two dents in the truck box no larger than one inch that do not break the paint are non-chargeable. One dent to the wheelhouse no larger than one inch that does not break the paint is non-chargeable. PDR cannot be used on the floor or wheelhouse of a pick-up truck.

i)
Paintless Dent Repair - General Motors' inspection providers will utilize the Dent Wizard Paintless Dent Removal Guide to determine panel accessibility by vehicle. Below are PDR conditions, limitations, and applicable charges:

i)	Conditions

(1)	Rounded dents up to four inches in diameter

(2)	Minor creases, shallow palm prints and protrusions are allowed

(3)	Dents across body feature lines are allowed

(4)	PDR may be used to repair existing qualifying damage to a previously repaired panel that meets GM and industry repair standards

ii)	Limitations

(1)	No PDR on poor previous repairs.

(2)	No PDR utilizing hole drilling.

(3)	No PDR where the paint is broken unless chip/PDR applies.

(4)	No PDR to sharp creases or creases over six inches.

iii)	Applicable Charges

(1)	Up to seven dings per panel will be charged $50 per panel.

(2)	Eight to 12 dings per panel will be charged $75 per panel.

(3)	Thirteen to 15 dings per panel will be charged $100 per panel.

(4)	One single dent up to six inches in diameter or one large shallow dent up to 18 inches in the hood, roof or deck lid will be charged $100.

iv)	Hail Damage

(1)	Panels with 15 or fewer small dents with no paint damage may be written utilizing the normal PDR charges.

(2)	Vehicles with over 15 small dents in a single panel must be charged the appropriate paint and metal repair time.

(3)
When more than one panel has hail damage and the number of dents exceeds 15 per panel, the vehicle must be designated “Currently Ineligible” and gate released to the rental account for repair of the damaged panels. Upon return, the electronic damage disclosure must be updated to reflect the additional repairs and the vehicle must have less than $100 of existing damage.

3)	Convertible Tops
The following are acceptable return conditions with regard to convertible tops:

a)	Stains that can be removed by normal reconditioning

b)	Abrasions that are not visually offensive

c)	Top structure must be operational and not damaged

4)	Front and Rear Bumpers

a)
Bumpers will be inspected from a standing position. The chart below shows acceptable return conditions and applicable charges for painted and textured bumpers. Scratches that individually do not exceed ¼ inch in length may be used in any combination with chips but not to exceed the quantities shown in the chart.

FRONT OR REAR BUMPER FASCIA	CHARGES
Maximum of two dents, no larger than one inch that do not break the paint	Non-chargeable
Maximum of two scratches per bumper no longer than 2” and no wider than ¼” or one scratch no longer than 4” and no wider than ¼”	Non-chargeable
Minor indentations in the rear bumper cover directly below the trunk opening, with minimal paint damage	Non-chargeable
BUMPER COVERS WITH NO OTHER DAMAGE
Maximum of 6 chips / scratches	Non-chargeable
7 - 15 chips / scratches	$20 Appearance fee
Greater than 15 chips / scratches	Minimum partial bumper repair

b)	Partial bumper repairs to painted or textured surfaces are charged based upon the following criteria:

i)
A partial bumper repair can be performed on a rolling third or 33% of the bumper. The damage can be anywhere on the bumper as long as it is confined to an area equal to a continuous third of the bumper's length.

ii)	Partial bumper repairs cannot be used for vehicles utilizing paints commonly referred to as pearl or tri-color due to color matching concerns.

iii)
The $20 appearance fee may be used on bumpers in conjunction with a partial bumper repair if the damage is located on different areas of the bumper. For example, when there is damage to the center of the bumper and a minor chip on the left end of the bumper, the partial bumper repair charge and appearance fee would apply eliminating the need for a full refinish.

iv)	A cracked or punctured bumper fascia will be charged a minimum partial bumper repair fee of $125 for painted bumpers and $175 for textured bumpers using the criteria below:

(1)	Crack must be less than four inches in total. Puncture must not exceed the diameter of a U.S. quarter.

(2)	A maximum of two dents, individually not exceeding two inches in diameter and confined to 1/3 of the bumper area.

v)	Bumpers that are both painted and textured or two toned will be treated as separate bumpers and charged for each panel using the guidelines above.

c)
Mis-aligned front and/or rear bumper fascia from low impact collision is acceptable for $50 per bumper re-attachment fee. This charge covers the cost of re-attaching fasteners, aligning the bumper, and applies when no other damage is present. This charge cannot be used for poor previous bumper repair.

d)
Damage on the underside of the bumper observed during the undercarriage inspection, other than breakage, will not be chargeable. Cracked or broken bumpers, regardless of location will remain a chargeable repair or replacement.

e)	License plate screw holes in the front bumper cover used to attach the license plate to the bumper, without the proper bracket, will be charged a minimum $125 partial bumper repair.

f)	Metal Bumpers - Painted or Chrome:

i)
A maximum of two scratches or chips per bumper that are no longer than two inches and no wider than ¼ inch or one scratch no longer than four inches and no wider than ¼ inch that penetrates the color coat but would not require filler, are acceptable at no charge.

ii)	A maximum of two dents that are individually no larger than one inch in diameter and do not damage the paint or chrome will be charged $100.

iii)	Damage exceeding the above criteria or bumpers with chrome plating missing will result in a bumper replacement charge.

5)	Tires
The following are acceptable conditions regarding all tires including full size spare tires which must meet the same inspection criteria as a road tire:

a)	All tires must have 5/32 inch or better original tread across all primary tread grooves without any exposed belts. All tires must match by size, make and type.

b)
Only GM original equipment tires or GM approved replacement tires are acceptable. GM Approved 2013 Replacement Tire Table. If the replacement tire cannot be located, a replacement from an approved manufacturer exhibiting the same TPC code as the original tire may be used, however, all tires must match by size, make and type.

c)
Tires without a TPC rating or when another manufacturer cannot supply the same TPC rated tire, any other OE supplier shown on the GM Approved 2013 Replacement Tire Table can be used as long as the tire matches the original by size, load rating and speed rating.

d)	Tires with mushroom-type plugs, installed from the inside out, in the tread only, are acceptable. All other plugs and/or patches are unacceptable.

e)
The space saver spare tire used on most General Motors' vehicles does not utilize the same criteria as the road tires. The space saver spare must be in the vehicle, inflated, and undamaged. The minimum 5/32 inch tread depth requirement does not apply.

f)
General Motors reserves the right to charge the Daily Rental Company via the MET Tire Program for an unacceptable repaired tire, with no right to review. The MET Tire Program is limited to two tires per vehicle. Any flat, un-matched or incorrect tires will not be considered for the MET Tire Program.

6)	Wheels
The following are acceptable conditions for aluminum/alloy wheels, stamped and steel wheels with appropriate charges:

a)	Non-chargeable conditions

i)	The face of the wheel may have light scratches or scuffs to the surface not penetrating through to the base material.

ii)
Light scratches or scuffs within one inch of the outside edge of the wheel are acceptable provided they do not, in total, exceed one-third of the circumference of the wheel and can be removed with light sanding.

b)	Chargeable conditions

i)	Scratches, scuffs or gouges that remove material or distort the surface of the wheel may be repaired for $100.

c)	Wheel Replacement

i)	Damage to the base material that exceeds conditions identified above and are not repairable will be charged for a replacement using the Mitchell Manual.

ii)	Bent, cracked, or dented wheels are not repairable and must be charged for a replacement.

Alloy Wheel Repair Specialists (AWRS) is the only current General Motors approved wheel repair service. They can be contacted at 800-518-3040.

7)	Interior Soft Trim and Carpets

a)	All stains which can be removed by normal reconditioning are non-chargeable.

b)	Maximum of one burn that is less than ¼ inch in diameter and does not penetrate the backing material is non-chargeable.

c)	Interior Soft Trim:

i)	Leather or vinyl - tears or cuts less than two inches $100; two to four inches $125.

ii)	Plain cloth, no pattern - tears or cuts less than two inches $70; two to four inches $90.

iii)	The above repairs cannot be utilized if the damage crosses a seam in the material.

iv)	Damage exceeding the above criteria will require a trim part replacement.

a)	Carpets:

i)	Carpet stains that require bleaching and dying will be charged $65 per section, i.e., right front, left front, etc.

ii)	Carpet tear or puncture less than ¾ inch in diameter $50.

iii)	Carpet tear or puncture ¾ inch to two inches in diameter $125.

iv)	Damage exceeding the above criteria will require carpet replacement.

v)	Carpet retainers and sill plates must be in place. Minor surface scuffs and scratches are acceptable.

8)	Vehicle Glass

a)	Side, Rear, and Stationary Glass

i)	Minor pinpoint chips or vertical scratches in the side door glass is acceptable and will be noted as non-chargeable.

ii)	Minor pinpoint chips to any stationary or rear glass is acceptable and will be noted as non-chargeable.

iii)	Any damage in excess of the above will render the vehicle “Currently Ineligible” and the vehicle will be gate-released to the rental account for correction.

iv)	Side, rear, or stationery glass is not eligible for replacement under the MET Program.

a)	Windshields

i)	Pinpoint chips are non-chargeable providing the glass is not sandblasted. Sandblasted glass is defined as a series of pinpoint chips in a concentrated area.

ii)	Four chips, without legs, from 1/8 inch to 3/16 inch are non-chargeable providing no more than two chips reside in the driver's side wiper area.

iii)	Chips without legs 1/8 inch or less located within one inch inbound from the frit band (windshield outer perimeter darkened area) are non-chargeable.

iv)	General Motors will not accept glass that has been repaired. Only OEM glass is acceptable (See table below for GM Windshield Glass Manufacturers).

v)	Damaged windshields may be replaced under the MET program.

GM WINDSHIELD GLASS MANUFACTURERS

Manufacturers	Brand	Brand	Brand	Brand	Brand
AGC	AP Tech	AP Technoglass	Asahi of America	Asahi	AP
Carlex
Pilkington	LOF	United LN
PPG	PGW
Guardian
Fuyao
Vitro	Crinamex	Autotemplex	Vitroflex
Saint Gobian Sekurit	Sekurit

SECTION 3 - ORIGINAL EQUIPMENT, AFTERMARKET EQUIPMENT AND ACCESSORIES

1)
All original equipment and accessories noted on the factory invoice must be on the vehicle. All missing parts (such as body side moldings, wheel covers, trunk mat, spare tire, rear van seats, jack and wheel wrench) are to be replaced prior to return with original GM equipment. All OEM options and accessories must be installed on the vehicle prior to being placed in daily rental service.

2)
Any after-market parts or accessories such as navigational systems, pick-up truck bed liners, running boards, etc., installed by the rental account or their agent must have GM Remarketing approval prior to installation. Drilling, electrical modifications, etc., without prior approval will render the vehicle “Permanently Ineligible”. Pick-up truck bed liners, running boards, etc., must be left on the vehicle at turn back.

SECTION 4 - MISSING EQUIPMENT PROGRAM (MET)

1)
The Missing Equipment Program (MET) is designed to expedite turn-in by allowing the Daily Rental Company to pay for select missing parts or accessories as determined by GM Remarketing (refer to Exhibit C), as opposed to replacing the parts or accessories. Missing MET items will be deducted from the repurchase payment to the Daily Rental Company. Missing MET items will not be included as part of the $450 chargeable damage allowance (Refer to General Condition Standards - Section 4).

2)
A MET charge will be assessed for vehicles turned in with one or more missing floor mats, on vehicles so equipped. The Rental Account will be charged for a front or rear set of floor mats if one is missing. Floor mats are required per the Minimum Equipment Requirements.

3)
Keyless remotes, key fobs, and combo keys must be operational. A $30 re-programming fee will be charged for key fobs that do not operate the vehicle. The re-programming fee is included in the MET charge for missing key fobs and combo keys.

SECTION 5 - VEHICLE INTEGRITY

1)
Damage which compromises the integrity of the vehicle, repaired or not, will be grounds for permanently rejecting the vehicle. Any undercarriage damage resulting from improper tie-down of the vehicle will result in permanent rejection. Minor damage that has not been repaired (i.e., small dents, scrapes, or scratches) which does not compromise the structural integrity of the vehicle is acceptable on the following components:

a)	Floor Panel and Trunk Floor

b)	Mid-rail Assembly - no bulging or deformity of side rails; enlarged (not torn) stamped holes and surface scratches less than 12 inches are acceptable

c)	Outer Rocker Panels and Pinch Welds

d)	Frame Rails and Rail Extensions

e)	Sub-Frame Assemblies (Engine Cradles

f)	Torque Box Cover - non-collision related

2)
Total time for frame set-up and measure of 2.0 hours or less and 1.5 hours or less for any cosmetic repair is acceptable on the following components, provided there is no structural damage and the repairs meet GM standards:

a)	Frame rail and rail extensions

b)	Apron and upper reinforcements

c)	Cowl panel

d)	Hinge and Windshield “A” pillar

e)	Center “B” pillar

3)	Pulling or sectioning frame rails, door frames, and pillars are not acceptable. Repairs that utilize body filler or Bondo will, in most cases, cause the vehicle to be permanently rejected.

4)	Repaired damage or replacement of the following components is acceptable:

a)	Radiator core support

b)	Frame rail extensions

c)	Engine sub-frame (replacements only)

d)	Outer rocker panel

e)	Rear body panel

f)	Quarter panel (proper sectioning is acceptable)

g)	Roof (repair only, no repair to roof rails)

5)	Vehicles with misaligned doors are considered “Currently Ineligible” due to the difficulty in determining the cause of the misalignment.

SECTION 6 - LITIGATION LIABILITY

1)
At General Motors' discretion, the Daily Rental Company may be named in any litigation brought against General Motors as a result of the rental company's failure to disclose damages or use of non-GM OEM parts. If a Daily Rental Company attempts to return vehicles with non-disclosed damage or purposely conceals prior repairs, it will result in loss of turn-back privileges.

SECTION 7 - GENERAL TURN-IN PROCEDURES

1)	Forecast

a)	Daily Rental Company must notify GM in writing at least 30 days prior to vehicle turn-in, of the turn-in location and the return volumes.

b)	Daily Rental Company must provide the turn-in location with a two week forecast of daily return volumes.

c)	GM on occasion may limit daily return volumes based upon yard capacities.

d)
Forecast should be sent via e-mail to the respective General Motors account representative. Contact information including E-mail addresses can be found on page two. Failure to provide forecast, may result in delayed acceptance of vehicles.

2)	Delivery

a)
Vehicles returned for repurchase shall be delivered to a General Motors approved turn-in location and parked in the designated return area at no expense to General Motors. A list of GM approved locations is attached and is subject to change at General Motors' discretion (Exhibit B). Normal operating hours for delivery is 8 am to 5 pm, Monday through Friday. The Daily Rental Company should allow sufficient time to prepare the vehicle for turn-in including:

i)	Inspect and prep vehicle according to GM Return Guidelines, i.e., clean, vacuum, repair or replace items, as needed

ii)	Miscellaneous M.E.T. items should be visible on the front seat

iii)	Mark vehicle as a rental repurchase unit

iv)	Provide electronic damage/repair disclosure

v)	Submit a clear title to an approved Title Center (prior to returning vehicle recommended)

vi)	Transport vehicle to nearest GM approved turn-back location

vii)	Upon arrival at turn-back location, obtain directions to the inspection area

viii)	Park vehicle and leave unlocked

3)	Inspection at Turn-In

a)
Vehicles will be inspected by an authorized representative of GM, using an electronic Condition Report. The initial vehicle inspection will be provided to the Daily Rental Company at General Motor's expense.

b)
The Daily Rental Company will be charged $75 for each inspection or verification required after the initial inspection. The $75 re-inspection fee will be charged when a vehicle has been previously inspected and removed by the Daily Rental Company prior to acceptance, or when the Daily Rental Company replaces MET items.

c)	Hawaii vehicles will be charged $115 for each inspection required after the initial inspection.

4)	Vehicle Reports and Reviews

a)
Vehicle Condition Reports, Missing Title Reports, Met/non-Met Reports, and Gate-Release reports are available daily through the General Motors Vehicle Inspection Website (VIW). Rental Accounts can access this data using an assigned I.D. and password that can be obtained by contacting the GM Rental Support Representative.

b)
Rental Accounts are provided a Met/Non-Met report by the inspection provider detailing vehicles that have been inspected and are available for review. The report is printed twice daily, mid-day and closing. The report printed at the end of the day will contain information on only those vehicles completed after the mid-day report was printed.

c)	Vehicle worksheets are printed and available to the rental accounts throughout the day.

d)
Reviews are conducted throughout the day. Reviews must be completed prior to 3:00 pm the day following printing of the worksheet. If the review is not completed prior to 3:00 pm, the vehicle will be processed as shown on the original inspection.

e)
Vehicles with current damage under $450 and MET charges under $100 will be processed as written, with no right to review. Programming of key fobs is not included in the $100 total and is not a reviewable MET charge.

5)	Acceptance / Stop Depreciation

a)	Depreciation stops and the vehicle will be accepted once it has passed inspection, a lien-free title has been provided, and all program requirements have been satisfied.

b)
A copy of the condition report or an electronic file will serve as the acceptance receipt for the Daily Rental Company. The date used to stop depreciation will be identified on the acceptance line of the condition report or the electronic file.

6)	Rejects

a)
Rejected or ineligible vehicles must be removed from return locations within three business days of notification. Failure to remove these vehicles may delay the processing of any additional returns until the rejects have been resolved.

b)
Vehicles that are classified as permanent rejects by the inspection provider will be assessed a $75 service charge. General Motors Remarketing will provide a quarterly invoice which will include the VIN, turn back location, and turn-in date. Payment is expected within 14 days.

c)
It is General Motors' practice to ship vehicles once they pass the inspection process, with or without acceptance. On rare occasions, the title arrives late and the vehicle exceeds the maximum allowable in-service time. When this occurs, these vehicles will be rejected and all charges incurred by the auction, including shipping cost, will be charged to the Daily Rental Account and must be paid prior to release of the vehicle.

d)
If disqualifying damage is noted after vehicle acceptance, General Motors will invoice the Daily Rental Company for the vehicle purchase price, an administrative fee of $250, plus any additional costs incurred following vehicle acceptance (i.e., freight, cleanup, repairs), by a debit to current funds, or if no funds are available, a check forwarded to:

General Motors Corporation
Fleet and Commercial Operations - Remarketing
Renaissance Center
Tower 100, 19th Floor
MC 482-A19-B36
Detroit, MI 48265-1000

f)	Vehicles removed from the program are the responsibility of the Daily Rental Company. The Daily Rental Company must arrange vehicle pick-up at the location designated by General Motors.

7)	Miscellaneous

a)	Rental Account request for return of vehicle:

i)	Prior to acceptance

(1)	Vehicle will be temporarily rejected by General Motors and the vehicle will be returned to the rental account. If the vehicle is returned at a later date, a $75 re-inspection fee will be charged.

ii)	After acceptance

(1)
Payment can be stopped - The vehicle will be released to the rental account from its current location. A $250 administrative fee will be charged to the rental account in addition to any expenses incurred by GM including inspection cost, shipping, marshaling yard fee, and auction expenses.

(2)	Payment cannot be stopped or funds have already been disbursed - The vehicle will not be returned to the rental account.

b.	Mechanical and body shop labor rates used to calculate chargeable damage are shown below and are subject to change:

i.	$40.00 Paint and Metal Repair

ii.	$40.00 Part Replacement or Mechanical

c.	Auction and Marshaling Yard Property

i.	Any abuse of personnel or property at a GM approved return facility by a Daily Rental Company representative will result in the immediate expulsion of said person from the property.

d.	Holidays and Closures

i)	All General Motors approved turn-in locations will be closed on the following dates:

(1)	May 27

(2)	July 4

(3)	September 2

(4)	November 28

(5)	November 29

(6)	December 24 - January 1, 2014

ii)	The last day for rental returns is December 20, 2013. Vehicle reviews must be completed by December 23, 2013.

iii)	General Motors reserves the right to amend this list of dates at its discretion.

GENERAL MOTORS
VEHICLE CATEGORIES / PRIOR REPAIR LIMITS

CATEGORY #1	CATEGORY #2	CATEGORY #3	CATEGORY #4
$2,500	$3,000	$3,500	$4,500

CHEVROLET	CHEVROLET	CHEVROLET	CHEVROLET
Aveo	Equinox	Impala	Corvette
Cruze	Malibu	Camaro	Suburban
HHR	Captiva	Express Van	Tahoe
Sonic		Colorado
Spark	GMC	Silverado	BUICK
	Terrain	Traverse	Lucerne

	BUICK	BUICK	CADILLAC
	Encore	LaCrosse	(All Models)
Regal
		Enclave	GMC
		Verano	Yukon / XL

GMC
Savana Van
Canyon
Sierra
Acadia

GENERAL MOTORS APPROVED TURN-BACK LOCATIONS

ALABAMA
ADESA Birmingham AA
804 Sollie Dr., Moody, AL 35004-0817	(205) 640-7761

ARIZONA
ADESA Phoenix AA
6740 W. GERMANN, CHANDLER, AZ 85226	(520) 796-1428

CALIFORNIA
Richmond Distribution Center
980 Hensley Rd. Richmond, CA 94804	(510) 232-9883

San Bernardino Distribution Center
1698 Santa Fe Way, San Bernardino, CA 92410	(909) 381-9050

COLORADO
Union Pacific Railroad
9900 I-76 Service Road, Henderson, CO 80640	(303) 286-0345

CONNECTICUT
Southern AA
164 South Main St., East Windsor, CT 06088-0388	(860) 292-7550

FLORIDA
Orlando Distribution Center
1600 Pine Avenue, Orlando, FL 32824	(407) 438-5505

Palm Center Distribution Center
15400 Corporate Road West, Jupiter, FL 33478	(561) 625-9615

GEORGIA
ADESA Atlanta AA
5055 Oakley Industrial Blvd., Fairburn, GA 30265	(770) 357-2133

HAWAII
Honolulu Distribution Center
Pier 51 B Sand Island Road, Honolulu, HI 96819	(808) 848-8146

GENERAL MOTORS
APPROVED TURN-BACK LOCATIONS - CONT'D.

Maui Distribution Center
Pier 1 - 105 Ala Luna Street, Kahului, HI 96732	(808) 848-8146

IDAHO
Brasher’s Idaho AA
7355 Eisenman Rd., Boise, ID 83716	(208) 395-3111

ILLINOIS
IAA Chicago South Marshalling Yard
16425 South Crawford Ave., Markham, IL 60428	(708) 589-4653

ABC St. Louis AA
721 South 45th Street, Centreville, IL 62207	(636) 332-1227 X227

INDIANA
ADESA Indianapolis AA
2950 East Main Street, Indianapolis, IN 46168	(317) 838-5777

LOUISIANA
ADESA Shreveport AA
7666 Highway 80 W., Shreveport, LA 71109,	(318) 938-7903 x425

IAA Baton Rouge AA
29000 Frost Road, Livingston, LA 70754	(225) 686-7121

MARYLAND
Baltimore/Jessup
8459 Dorsey Run Road, Jessup, MD 20794	(301) 604-7316

MASSACHUSETTS
ADESA Boston AA/Framingham
63 Western Avenue, Framingham, MA 01701	(508) 620-2959

MICHIGAN
Manheim Detroit AA,
600 Will Carleton Road Flat Rock, MI 48117	(313) 333-3989

GENERAL MOTORS
APPROVED TURN-BACK LOCATIONS - CONT'D

MINNESOTA
ADESA Minneapolis AA
17600 Territorial Road, Maple Grove, MN 55369	(763) 416-0594

MISSOURI
ADESA Kansas City
1551 ADESA Drive, Belton, MO 64081	(816) 318-9912
FOR ST. LOUIS PLEASE SEE ILLINOIS

NEBRASKA
Omaha Marshalling Yard
5402 L Street, Omaha, NE 68117	(402) 490-1679

NEVADA
Brasher’s Reno AA
6000 Echo Ave., Reno, NV 89506	(775) 828-3427

Union Pacific Railroad
4740 East Tropical Parkway, Las Vegas, NV 89115	(702) 632-2863

NEW JERSEY
Port Newark Distribution Center
Lot B Craneway Street, Port Newark, NJ 07114	(973) 274-1737

NEW MEXICO
BNSF Railway
102 Woodward, Suite B, Albuquerque, NM 87102	(505) 247-2087

NEW YORK
State Line AA
830 Talmadge Hill Road, Waverly, NY 14892	(607) 565-3533

NORTH CAROLINA
Greensboro AA, Inc.,
3802 West Wendover Avenue, Greensboro, NC 27407	(336) 856-2440

GENERAL MOTORS
APPROVED TURN-BACK LOCATIONS - CONT'D.

NORTH DAKOTA
ADESA Fargo
1650 East Main Ave., West Fargo, ND 58078	(701) 282-8203 x139

OHIO
Columbus Fair AA
2170 New World Dr., Columbus, OH 43207	(614) 497-1710

OKLAHOMA
Dealers AA of Oklahoma City
2900 West Reno Ave., Oklahoma City, OK 37107	(405) 290-7192

OREGON
Union Pacific Railroad
9003 North Columbia, Portland, OR 97203-1045	(503) 283-1465

PENNSYLVANIA
Pittsburgh Independent AA
378 Hunker Waltz Mill Road, New Stanton, PA 15672	(724) 910-1842

SOUTH CAROLINA
Charleston AA
651 Precast Lane, Moncks, SC 29641	(843) 761-0541 X139

TENNESSEE
ADESA Memphis AA
5400 Getwell Rd., Memphis, TN 37210	(901) 365-8978

ADESA Nashville AA
631 Burnett Road, Nashville, TN 37138	(615) 240-3023

GENERAL MOTORS
APPROVED TURN-BACK LOCATIONS - CONT'D.

TEXAS
ADESA San Antonio AA
200 S. Callaghan Road, San Antonio, TX 78227	(210) 432-2253

ADESA Houston
4526 North Sam Houston Parkway, West, Houston, TX 77086	(281) 444-4900

ADESA Dallas AA
3501 Lancaster-Hutchins Rd., Hutchins, TX 75141	(972) 284-4778

UTAH
Brasher’s Salt Lake AA
780 South 5600 West, Salt Lake City, UT 84104-5300	(801) 366-3836

WASHINGTON
Tacoma Distribution Center
2810 Marshall Ave. Suite “B”, Tacoma, WA 98421	(253) 719-1761

WISCONSIN
Greater Milwaukee AA
8920 W. Brown Deer Road, Milwaukee, WI 53224	(262) 835-9802

MET DESCRIPTION	MET PRICE	COMMENTS

ANTENNA MAST	8	ROOF OR FENDER
CARGO NET - TRUNK	17
CARGO SHADE	108
CHARGING CABLE - VOLT	420	NEW
COMBINATION KEY / FOB	73	NEW
CONVERTIBLE BOOT - CAMARO	413
CONVERTIBLE BOOT BAG	55	NEW
CUP HOLDER	15
CUP HOLDER-MULTIPLE	30
DIRTY INTERIOR	35
DOME LAMP COVERS-MULTIPLE	10
DOME LIGHT COVER	5
DVD REMOTE CONTROL	48
DVD WIRELESS HEADPHONE 1 SET	55
DVD WIRELESS HEADPHONE 2 SETS	110
ELECTRONIC ENGINE KEY	35
EMERGENCY HIGHWAY PKG	144
FLOOR MAT - CARGO - SUV - VAN	50
FLOOR MAT - FRONT - VAN	22
FLOOR MATS - FRONT - CAR	34
FLOOR MATS - FRONT - SUV	40
FLOOR MATS - REAR - CAR	24
FLOOR MATS - REAR - SUV	45
FLOOR MATS - REAR - VAN	30
FOOT PEDAL PAD	5
FOOT PEDAL PAD-MULTIPLE	10
GM LOGO SMALL ALL	8
HANGER HOOK	5
HAWAII - SHIP BACK SURCHARGE	450
HAWAII OUTER ISLAND SHIPPING	75
KEYLESS REMOTE (1) INCLUDES PR	97
KEYLESS REMOTE (2) INCLUDES PR	187
KEYLESS REMOTE PROGRAM 1 OR 2	30	INCLUDES COMBO KEY
MET VERIFICATION #1	75

MET VERIFICATION #2	75
MISC. MET #4	40
MISC. MET #5	50
MISCELLANEOUS M.E.T. # 1	10
MISCELLANEOUS M.E.T. # 2	20
MISCELLANEOUS M.E.T. # 3	30
MLDG DR RVL 1 CAR	60
MLDG DR RVL 2 CAR	60
MLDG ROCKER 1 CAR	120
MLDG ROCKER 1 TRK	131
MLDG ROCKER 2 CAR	120
MLDG ROCKER 2 TRK	131
MLDG ROOF SEAM L CAR	31
MLDG ROOF SEAM R CAR	31
MLDG SIDE F DR CAR	78
MLDG SIDE F DR TRK	59
MLDG SIDE FDR TRK	23
MLDG SIDE RR DR CAR	67
MLDG SIDE RR DR TRK	54
NAME PLATE RR TRK	29
NAVIGATION CD/DVD	260
NAVIGATION COMPACT FLASH CARD	199
ON SITE REPAIR (05/15/00)	75
ORGANIZER PACKAGE - CARGO	120
OWNER'S MANUAL ALL	25	FOR ALL MANUALS
PLASTIC LUG NUT COVER	13
REPAIR VERIFICATION #1	75
REPAIR VERIFICATION #2	75
RF ALLOY WHEEL APPEARANCE FEE	50
RR ALLOY WHEEL APPEARANCE FEE	50
SPARE TIRE COVER - CAR - TRUNK	45
TIRE 14" ALL - #1	120
TIRE 14" ALL - #2	120
TIRE 15" ALL - #1	130
TIRE 15" ALL - #2	130
TIRE 16" ALL EXCEPT CAR - #1	210

TIRE 16" ALL EXCEPT CAR - #2	210
TIRE 16" CAR - #2	160
TIRE 16" CAR.- #1	160
TIRE 16" LEFT INSIDE DUAL - TRK	210
TIRE 16" RIGHT INSIDE DUAL - TRK	210
TIRE 17" ALL #1	240
TIRE 17" ALL #2	240
TIRE 17" LEFT INSIDE DUAL - TRK	240
TIRE 17" RIGHT INSIDE DUAL - TRK	240
TIRE 18" ALL #1	250
TIRE 18" ALL #2	250
TIRE 19" ALL NON-PERFORMANCE #1	159
TIRE 19" ALL NON-PERFORMANCE #2	159
TIRE 19" PERFORMANCE #1	516
TIRE 19" PERFORMANCE #2	516
TIRE 20" ALL NON-PERFORMANCE #2	310
TIRE 20" ALL NON-PERFORMANCE#1	310
TIRE 20" PERFORMANCE #1	473	NEW TIRE SIZE ADDED
TIRE 20" PERFORMANCE #2	473	NEW TIRE SIZE ADDED
TIRE 21" PERFORMANCE #1	545	NEW TIRE SIZE ADDED
TIRE 21" PERFORMANCE #2	545	NEW TIRE SIZE ADDED
TIRE 22" #1	268
TIRE 22" #2	268
TIRE INFLATION COMPRESSOR	119
TIRE SEALANT CANISTER	31
WHEEL COVER 1 CAR	55
WHEEL COVER 1 TRUCK	39
WHEEL COVER 2 CAR	55
WHEEL COVER 2 TRUCK	39
WHEEL COVER 3 CAR	55
WHEEL COVER 3 TRUCK	39
WHEEL COVER 4 CAR	55
WHEEL COVER 4 TRUCK	39
WHEEL CTR CAP 1 CAR	26
WHEEL CTR CAP 1 TRK	21
WHEEL CTR CAP 2 CAR	26

WHEEL CTR CAP 2 TRK	21
WHEEL CTR CAP 3 CAR	26
WHEEL CTR CAP 3 TRK	21
WHEEL CTR CAP 4 CAR	26
WHEEL CTR CAP 4 TRK	21
WINDSHIELD GLASS	220

Attachment 1C

VN9 Tier Program for the 2014 Model Year

GUIDELINES, RATES AND PARAMETERS

Tier 1	Tier 2	Tier 3	Tier 4
Cruze	Camaro	Corvette	Acadia
Malibu	Camaro Cnvrt	CTS	ATS
Regal	Captiva	LaCrosse	Enclave
Sonic	Encore		Escalade
Spark	Equinox		SRX
Verano	Express		Suburban
	Impala		Tahoe
	Impala Limited		Traverse
	Savana		XTS
	Sierra		Yukon
	Silverado		Yukon XL
	Terrain		

Month Of Vehicle Acceptance:	Purchase Percentages Tier 1 %	Tier 2 %	Tier 3 %	Tier 4 %	Free Miles	Excess Mileage Penalty	Damage Allowance
July 2013	87.5	87.5	88.5	91.5	20,000	$0.25	$450
Aug	87.5	87.5	88.5	91.5	20,000	$0.25	$450
Sep	87.5	87.5	88.5	91.5	20,000	$0.25	$450
Oct	87.5	87.5	88.5	91.5	22,500	$0.25	$450
Nov	86.5	87.5	87.5	90.5	22,500	$0.25	$450
Dec	85.5	87.5	87.5	90.5	22,500	$0.25	$450
Jan 2014	85.0	87.0	87.5	90.5	25,000	$0.25	$450
Feb	84.5	86.5	87.5	90.0	25,000	$0.25	$450
Mar	84.0	86.0	87.5	89.5	25,000	$0.25	$450
Apr	83.5	85.5	87.0	89.0	27,500	$0.25	$450
May	82.5	84.5	86.5	88.5	27,500	$0.25	$450
June	82.0	84.0	86.0	88.0	29,250	$0.25	$450
July	81.0	83.0	85.0	87.5	29,250	$0.30	$450
Aug	80.0	81.0	84.0	86.5	29,250	$0.30	$450
Sep	79.0	80.0	83.0	84.0	29,250	$0.30	$450
Oct	77.0	77.0	81.0	83.0	29,250	$0.30	$450
Nov	76.0	77.0	78.0	82.0	29,250	$0.30	$450
Dec	75.0	77.0	77.0	81.0	29,250	$0.30	$450
Jan 2015	74.0	76.0	76.0	80.0	31,000	$0.30	$450
Feb	73.0	75.0	76.0	80.0	31,000	$0.30	$450
Mar	72.0	74.0	75.0	79.0	31,000	$0.30	$450
Apr	71.0	73.0	74.0	78.0	33,000	$0.30	$450
May	70.0	72.0	73.0	77.0	33,000	$0.30	$450
June	69.0	71.0	72.0	76.0	33,000	$0.30	$450
July	67.0	69.0	70.0	74.0	35,000	$0.40	$450
Aug	66.0	68.0	69.0	73.0	35,000	$0.40	$450
Sep	65.0	67.0	68.0	72.0	35,000	$0.40	$450
Oct	65.0	67.0	67.0	71.0	37,500	$0.40	$450
Nov	63.0	66.0	67.0	70.0	37,500	$0.40	$450
Dec	63.0	65.0	67.0	70.0	37,500	$0.40	$450
Jan 2016	63.0	65.0	66.0	69.0	40,000	$0.40	$450
Feb	61.0	64.0	65.0	68.0	40,000	$0.40	$450
Mar	59.0	62.0	64.0	65.0	40,000	$0.40	$450
Apr	57.0	61.0	63.0	64.0	42,500	$0.40	$450
May	55.0	58.0	60.0	63.0	42,500	$0.40	$450
June	53.0	55.0	57.0	60.0	42,500	$0.40	$450
July	49.0	51.0	55.0	57.0	42,500	$0.40	$450

ADDITIONAL PARAMETERS

REQUIRED OPTIONS:
VN9 + CUSTOMER CODE

REQUIRED HOLD PERIOD:
MINIMUM HOLD: 0 MONTHS (0 DAYS)
MAXIMUM HOLD: 24 MONTHS (730 DAYS)
All 2014 MY VN9 units must be accepted before 7/31/2016

DAMAGE ALLOWANCE:
$450 DEDUCTIBLE
Refer to 2013 CY Turn-In Standards and Procedures (Attachment 1B) for more information

MILEAGE ALLOWANCE:
Refer to chart for free miles and penalties
No Maximum Mileage Limitations
Effective date of mileage change is the first day of the month

IN SERVICE DATE = EXPIRATION IN TRANSIT (as shown on invoice) + 5 DAYS

DEPRECIATION CALCULATIONS:

1. Capitalized cost shall be calculated at dealer cost of base vehicle and optional equipment, plus freight, less Hawaii excise tax and tire weight tax, if applicable.

2. Depreciation from the capitalized cost will be based on specific purchase percentages of dealer invoice, scaled by vehicle assignment into one of four tier groups. The return purchase amount shall be calculated as a percent of the capitalized cost including freight.

3. The return purchase percentage varies daily and is determined by the day the vehicle is returned and accepted by General Motors in accordance with GM 2012 CY Turn-In Standards and Procedures (Attachment 1B).

4. The daily purchase rate equals the change in the monthly rate divided by the number of calendar days for that month.

5. Out-of-service date shall be the date the vehicle is returned to an approved GM turn-in site provided the rental company meets all program parameters and completes the sign-off procedures.

Attachment 1C (VN9) - 14MY GM VN9 Tier Program.xlsx 8/27/2013

Attachment 1D (YT1)

YT1 Short Term Program for the 2014 Model Year
GUIDELINES, RATES AND PARAMETERS

	Vehicle Segment	Volume	Depreciation	Depreciation					ADDITIONAL PARAMETERS
	Brand		$/Month 1st Cycle	$/Month 2nd Cycle	[*REDACTED*]	[*REDACTED*] $/Unit	[*REDACTED*] $/Unit	[*REDACTED*] $/Unit	
BUICK									
CADILLAC									
CHEVY CAR				REDACTED					
CHEVY TRUCK									
GMC

Attachment 1E (YT6)

Vehicle Segment	*Volume*	*Depreciation*					*ADDITIONAL PARAMETERS*
Brand		$/Month [*REDACTED*]	[*REDACTED*]	[*REDACTED*] $/Unit	[*REDACTED*] $/Unit	[*REDACTED*] $/Unit	

*

*

REDACTED

Attachment 1R

GM
2014MY DAILY Rental [*REDACTED*] Program

1.	PROGRAM NAME AND NUMBER:
2014 Model Year Daily Rental [*REDACTED*] Program for Daily Rental Fleet Customers (hereinafter “DRFC” or “DRFCs”)

2.	PROGRAM DESCRIPTION/RULES:
Vehicles eligible for the [*REDACTED*] program must be in rental service for a minimum of [*REDACTED*]. Eligible GM models are detailed in Attachment 3. It is the DRFC's responsibility to maintain on file verification of the time in-service. GM reserves the right to audit the DRFC to ensure compliance with this requirement. Excluded from the in-service period requirement would be [*REDACTED*].

All submissions must be [*REDACTED*] - (CA De-Enroll File Format.) Once processed, these Vehicles will be [*REDACTED*]. Any VIN accepted for [*REDACTED*] and subsequently returned to a GM Turn-In location will be subject to a $75 re-inspection fee. [*REDACTED*] submissions will be accepted through May 31, 2016.

DRFCs may post [*REDACTED*]. They may be included in the [*REDACTED*] program subject to the other terms and conditions of this Program.

[*REDACTED*]. No exceptions will be made, including but not limited to reasons of frame, fire or flood damage.

Vehicles previously turned-in and accepted by a GM-Sponsored Auction location [*REDACTED*].

Vehicles selected for [*REDACTED*] by the DRFC, which are not deemed [*REDACTED*] must have been used exclusively in the daily rental business, and must comply with the terms and conditions set forth in GM's Daily Rental Purchase Program (Attachment 1) for the 2014 Model Year.

3.	Other Program Guidelines:
DRFC agrees to retain any documents or records relevant to Vehicles purchased under this program [*REDACTED*] under this program for two years after the close of this program. DRFC agrees to permit any designated representative of GM to examine, audit and take copies of any accounts and records the DRFC is to maintain under this program. The DRFC agrees to make such accounts readily available at its facilities during regular business hours. GM agrees to furnish the DRFC with a list of any reproduced records.

GM reserves the right to cancel, amend, revise or revoke any program at any time based on its sole business judgment, except for [*REDACTED*]. Final decisions in all matters relative to the interpretation of any rule or phase of this activity rest solely with GM.

Attachment 1T

Release and Settlement Date
for True Up and Interest

Month/YR	Payment Register Transmission Date	Bank Account Settlement Date
JAN 12	January 5, 2012	January 11, 2012
FEB 12	February 3, 2012	February 9, 2012
MAR 12	March 2, 2012	March 9, 2012
APR 12	April 3, 2012	April 10, 2012
MAY 12	May 3, 2012	May 9, 2012
JUN 12	June 5, 2012	June 11, 2012
JUL 12	July 5, 2012	July 11, 2012
AUG 12	August 3, 2012	August 9, 2012
SEP 12	September 6, 2012	September 12, 2012
OCT 12	October 2, 2012	October 10, 2012
NOV 12	November 2, 2012	November 9, 2012
DEC 12	December 4, 2012	December 11, 2012

Month/YR	Payment Register Transmission Date	Bank Account Settlement Date
JAN 13	January 4, 2013	January 10, 2013
FEB 13	February 5, 2013	February 11, 2013
MAR 13	March 5, 2013	March 11, 2013
APR 13	April 2, 2013	April 9, 2013
MAY 13	May 3, 2013	May 9, 2013
JUN 13	June 4, 2013	June 11, 2013
JUL 13	July 4, 2013	July 10, 2013
AUG 13	August 6, 2013	August 9, 2013
SEP 13	September 5, 2013	September 11, 2013
OCT 13	October 3, 2013	October 9, 2013
NOV 13	November 5, 2013	November 12, 2013
DEC 13	December 3, 2013	December 10, 2013

*Updated on 3/20/2012

Attachment 2

GM
2014MY RISK VX7 - NATIONAL FLEET RISK PURCHASE PROGRAM

1.	PROGRAM NAME AND NUMBER:

2014 Model Year National Fleet Risk Purchase Program for Daily Rental Fleet Customers
Program Code: VX7

2.	PROGRAM DESCRIPTION:
This program makes available to GM's dealers and qualified Daily Rental Fleet Customers (hereinafter “DRFC” or “DRFCs”), allowances on select 2014 Model Year GM Vehicles sold and delivered to qualified DRFCs.

The following are not eligible for this program:
-    Preferred Equipment Group (P.E.G.)/Option package discounts
-     Recreational vehicles
-     Vehicles delivered from dealer inventory

A qualified DRFC must have a GM Fleet Account Number (GM FAN) to be eligible for any GM fleet incentive(s).

3.	PROGRAM START DATE/PROGRAM END DATE/IN SERVICE PERIOD:

Program Start Date:	Opening of 2014 Model Year ordering system
Program End Date:	When Dealers are notified that 2014 Model Year fleet orders are no longer being accepted by GM
In-service Period:
Minimum seven (7) months. If, however, a Vehicle has been damaged beyond repair, e.g., from fire, frame, stolen, embezzled or water damage, etc., and documentation is available to support the condition, this provision will be waived.

IMPORTANT - Acceptance of an order on any Vehicle line does not constitute a commitment to build or to build within a specific time frame.

All Vehicles, including non-returned Vehicles, supplied by GM are subject to the export control laws and regulations of the United Sates (U.S.) and the DRFCs and dealers shall comply with such laws and regulations.

4.	Eligible Models/Required Options FOR Order and Delivery:
Eligible Models:
All new and unused 2014 GM models with the required minimum factory installed equipment levels specified and processing options ordered for qualified DRFCs for use as daily rental vehicles and delivered by GM dealers are eligible for the VX7 program. Eligible vehicles are required to comply with minimum factory installed equipment levels specified in the Minimum Equipment Guidelines (Attachment 2A - “MEG”).

GM up-fitted vehicles, with the exception of recreational vehicles, are eligible as long as:

a.	The vehicle was purchased directly from GM or from another dealer in the United States

b.	Title to the vehicle was retained by the franchised dealer through the point of sale

c.	Delivery to the ultimate fleet customer can be proven

Required Options for Order and Delivery:
Vehicles purchased under the 2014 Model Year National Fleet Risk Purchase Program must be ordered with VX7 and appropriate DRFC code as stated in the agreement and will not be eligible for retail sale incentives. VX7 program incentive amounts are not available to dealers and only available to DRFCs with an active GM contract. Vehicles ordered with option VX7 receive order date price protection (PRP).

All Orders must include the following:

a.	Valid GM FAN (Fleet Account Number)

b.	Option Codes: VX7 and DRFC code

c.	Order Type: FDR

d.	Delivery Type: 020 - Daily Rental (Vehicle will be auto delivered if using a qualified FAN)

Dealer orders currently on hand or in the system that qualify for this program, and have the appropriate processing options, can be amended if they have not been released to production. This is the ordering dealer's responsibility.

Vehicles delivered to DRFC's drop ship sites must have the DRFC's code on the window label and the delivery receipt(s) must be checked to verify proper ownership of the vehicle. GM Customer Support should be contacted immediately regarding Vehicles delivered to the wrong drop ship site to determine the appropriate course of action. Vehicles that were incorrectly delivered must not be placed into rental service. GM reserves the right to deny incentives on Vehicles in rental service that have been incorrectly delivered and accepted, or titled.

5.	COMPATIBLE INCENTIVES & ALLOWANCE PROGRAMS:
Vehicles delivered to DRFCs with the above delivery type may be eligible for the following other incentive programs. Because not all the programs listed below may be combined with each other, consult the guidelines of each program to determine applicability. Programs not listed below would not be compatible unless the specific guidelines indicate otherwise.

FLEET CUSTOMERS (GM FAN HOLDERS)			YES/NO

GENERAL
	GM MOBILITY	(MOB/MOC/R8L)	N
	SALESPERSON / SALES MGR. INCENTIVES		N
CASH DIRECT MAILS/PRIVATE OFFERS/GENERAL
	COUPONS/CERTIFICATES/NON-CASH VENDOR PROGRAMS		N
	GM BUSINESS CARD	(UDB)	N
	CONSUMER CASH		N
	DEALER CASH		N
	BONUS CASH		N
	OPTION PACKAGE DISCOUNTS		N

PRICING
	PRICE PROTECTION/BONA FIDE SOLD ORDER	(PPT W/VX7)	N
	PRICE PROTECTION/ORDER DATE	(PRP)	Y

ORDER/DELIVERY
	FLEET ORDERING & ASSISTANCE	(VQ1/VQ2/VQ3)	Y
	INTRANSIT INTEREST CREDIT	(C4C)	Y

RENTAL
	REPURCHASE	(VN9)	N
	FLAT-RATE REPURCHASE	(YT1 THROUGH YT9)	N
	RISK	(VX7)	Y
	GM DEALER RENT-A-CAR	(FKR/FKL)	N
GOVERNMENT
	PSA/PURA/BID ASSISTANCE/CE	(R6D/PBP/PBS)	N

FLEET/COMMERCIAL
	NATIONAL FLEET PURCHASE PROGRAM	(FVX/FPP)	N
	RETAIL ALTERNATIVE	(CNC/CNE/CSE/CSR/CWE)	N
	SMALL FLEET APR ALTERNATIVE	(XMC)	N
	GM'S BUSINESS CUSTOMERS CHOICE		N
	TRUCK STOCKING	(TSI)	N
	MOTOR HOME INCENTIVE	(R7Y)	N
	SCHOOL BUS/SHUTTLE BUS/AMBULANCE INCENTIVE	(R6H)	N
	RECREATIONAL VEHICLE INCENTIVE	(R6J)	N
	DEMO - LIGHT DUTY DEALER	(DEM/DEE)	N
	DEMO - LIGHT DUTY SVM	(DES)	N
	SIERRA FLEET PEG	(R7F/FLS)	N
	FLEET PREFERRED EQUIPMENT GROUPS		N
	COMPETITIVE ASSISTANCE PROGRAMS	(CAP)	N

6.	GENERAL PROGRAM GUIDELINES:

A.	GM defines a rental vehicle as:

a.
"The bona fide rental of a vehicle involving use and payment by a customer on an hourly, daily, weekly, or monthly basis. Usage of any such vehicle(s) by a customer for a period of four (4) consecutive months or longer shall be deemed to constitute leasing, and not rental, and will make the vehicle ineligible for purchase or other incentives."

b.
If a Vehicle enrolled in the Daily Rental Purchase Program is found to be on-rent (lease) to a customer in excess of the above guideline, or if the customer consecutively rents multiple enrolled Vehicles for an aggregate term of four (4) or more months, all Vehicles involved in such transactions will not be considered rental and will be ineligible for purchase or incentives. GM may audit the DRFC to ensure compliance with this guideline.

B.
All eligible Vehicles must be delivered to the DRFC through a GM dealership or a qualified drop-ship location. Purchases or deliveries made through any other entity or individual are ineligible for payment.

C.
GM reserves the right to audit dealer records and disqualify any sales allowance in the event such sales do not meet the program requirements. All monies improperly paid will be charged back. Failure to comply with the program requirements may result in the dealer being disqualified for future participation in fleet programs and termination of dealer sales and service agreement(s).

D.
Optional equipment and, in special circumstances, certain standard equipment can be added to or deleted from GM Vehicles during the ordering and manufacturing process by DRFCs. It is the DRFC's responsibility to ensure that actual Vehicle content is properly disclosed to a buyer or transferee when disposing of a Vehicle. DRFCs that use third party build specifications to promote the sale of their Vehicle should be especially careful to ensure the accuracy of that data.

E.
GM reserves the right to cancel, amend, revise or revoke any program, at any time, based on its sole business judgment(s). Final decisions in all matters relative to interpretation of any rule or phase of this activity rest solely with GM.

ANY QUESTIONS REGARDING THIS PROGRAM SHOULD BE DIRECTED TO THE CUSTOMER SUPPORT CENTER AT 1-800-FLEET OP.

Attachment 2A

GM Fleet & Commercial

avis budget group

National Fleet Risk Incentives for the 2014 Model Year

Trim Mix and Incentives by Model Code

					Trim Mix Requirements		MY14 Incentives ($/Unit)			
Division	Model	UMD	Trim	Model Description	Trim %	Volume	Base Incentive	Uplevel Incentive	MY Bonus	Total Incentive
Buick	Enclave	4R14526	1SD	Buick Enclave FWD Crossover						
Buick	Enclave	4R14526	1SL	Buick Enclave FWD Crossover						
Buick	Enclave	4R14526	1SN	Buick Enclave FWD Crossover						
Buick	Enclave	4V14526	1SD	Buick Enclave AWD Crossover						
Buick	Enclave	4V14526	1SL	Buick Enclave AWD Crossover						
Buick	Enclave	4V14526	1SN	Buick Enclave AWD Crossover						
Buick	Enclave									
Buick	Encore	4JM76	1SB	Buick Gamma SUV AWD - 1SB Crossover						
Buick	Encore	4JM76	1SD	Buick Gamma SUV AWD - 1SD Crossover						
Buick	Encore	4JN76	1SL	Buick Gamma SUV AWD - 1SL Crossover						
Buick	Encore	4JN76	1SN	Buick Gamma SUV AWD - 1SN Crossover						
Buick	Encore	4JU76	1SB	Buick Gamma SUV 1SB Crossover						
Buick	Encore	4JU76	1SD	Buick Gamma SUV 1SD Crossover						
Buick	Encore	4JV76	1SL	Buick Gamma SUV 1SL Crossover						
Buick	Encore	4JV76	1SN	Buick Gamma SUV 1SN Crossover						
Buick	Encore									
Buick	Regal	4GC69	1SL	Buick Regal Turbo AWD Sedan						
Buick	Regal	4GD69	1SN	Buick Regal Premium 1 AWD Sedan						
Buick	Regal	4GE69	1SP	Buick Regal Premium 2 Turbo/GS AWD Sedan						
Buick	Regal	4GE69	1SX	Buick Regal Premium 2 Turbo/GS AWD Sedan						
Buick	Regal	4GJ69	1SX	Buick Regal GS Sedan						
Buick	Regal	4GP69	1SL	Buick Regal Regal Turbo Sedan						
Buick	Regal	4GR69	1SN	Buick Regal with Premium 1 Group						
Buick	Regal	4GS69	1SP	Buick Regal Turbo with Premium 2 Group						
Buick	Regal	4GS69	1SX	Buick Regal Turbo/GS Sedan						
Buick	Regal									
Cadillac	Escalade	6C10706	1SA	Cadillac Escalade 2WD 1/2 Ton SUV Base						
Cadillac	Escalade	6C10706	1SB	Cadillac Escalade 2WD 1/2 Ton SUV Luxury						
Cadillac	Escalade	6C10706	1SC	Cadillac Escalade 2WD 1/2 Ton SUV Premium						
Cadillac	Escalade	6C10706	1SD	Cadillac Escalade 2WD 1/2 Ton SUV Platinum						
Cadillac	Escalade	6C10706	1SE	Cadillac Escalade 2WD 1/2 Ton SUV Hybrid						
Cadillac	Escalade	6C10706	1SF	Cadillac Escalade 2WD 1/2 Ton SUV Platinum Hybrid						
Cadillac	Escalade	6K10706	1SA	Cadillac Escalade 4x4 1/2 Ton SUV Base						
Cadillac	Escalade	6K10706	1SB	Cadillac Escalade 4x4 1/2 Ton SUV Luxury						
Cadillac	Escalade	6K10706	1SC	Cadillac Escalade 4x4 1/2 Ton SUV Premium						
Cadillac	Escalade	6K10706	1SD	Cadillac Escalade 4x4 1/2 Ton SUV Platinum						
Cadillac	Escalade	6K10706	1SE	Cadillac Escalade 4x4 1/2 Ton SUV Hybrid						
Cadillac	Escalade	6K10706	1SF	Cadillac Escalade 4x4 1/2 Ton SUV Platinum Hybrid						
Cadillac	Escalade	6C10906	1SA	Cadillac Escalade ESV 2WD 1/2 Ton SUV Base						
Cadillac	Escalade	6C10906	1SB	Cadillac Escalade ESV 2WD 1/2 Ton SUV Luxury						
Cadillac	Escalade	6C10906	1SC	Cadillac Escalade ESV 2WD 1/2 Ton SUV Premium						
Cadillac	Escalade	6C10906	1SD	Cadillac Escalade ESV 2WD 1/2 Ton SUV Platinum						
Cadillac	Escalade	6K10906	1SA	Cadillac Escalade ESV 4x4 1/2 Ton SUV Base						
Cadillac	Escalade	6K10906	1SB	Cadillac Escalade ESV 4x4 1/2 Ton SUV Luxury						
Cadillac	Escalade	6K10906	1SC	Cadillac Escalade ESV 4x4 1/2 Ton SUV Premium						
Cadillac	Escalade	6K10906	1SD	Cadillac Escalade ESV 4x4 1/2 Ton SUV Platinum						
Cadillac	Escalade	6K10936	1SA	Cadillac Escalade EXT 4x4 1/2 Ton SUT Base						
Cadillac	Escalade	6K10936	1SB	Cadillac Escalade EXT 4x4 1/2 Ton SUT Luxury						
Cadillac	Escalade	6K10936	1SC	Cadillac Escalade EXT 4x4 1/2 Ton SUT Premium						
Cadillac	Escalade									
Cadillac	XTS	6GB69	1SA	Cadillac XTS Base Sedan						
Cadillac	XTS	6GB69	1SE	Cadillac XTS Base Sedan						
Cadillac	XTS	6GB69	1SF	Cadillac XTS Base Sedan						
Cadillac	XTS	6GB69	1SG	Cadillac XTS Base Sedan						
Cadillac	XTS	6GB69	1SH	Cadillac XTS Base Sedan						
Cadillac	XTS	6GB69	1SJ	Cadillac XTS Base Sedan						
Cadillac	XTS	6GB69	B05	Cadillac XTS Base Sedan						
Cadillac	XTS	6GB69	B9Q	Cadillac XTS Base Sedan						
Cadillac	XTS	6GB69	V4U	Cadillac XTS Base Sedan						
Cadillac	XTS	6GB69	W20	Cadillac XTS Base Sedan						
Cadillac	XTS	6GB69	W30	Cadillac XTS Base Sedan						

REDACTED

Attachment 2A

National Fleet Risk Incentives for the 2014 Model Year

Trim Mix and Incentives by Model Code

					Trim Mix Requirements		MY14 Incentives ($/Unit)			
Division	Model	UMD	Trim	Model Description	Trim %	Volume	Base Incentive	Uplevel Incentive	MY Bonus	Total Incentive
Cadillac	XTS	6GC69	1SB	Cadillac XTS Luxury Sedan						
Cadillac	XTS	6GD69	1SA	Cadillac XTS 3.6L V6 Sedan						
Cadillac	XTS	6GD69	1SB	Cadillac XTS Luxury Collection Sedan						
Cadillac	XTS	6GD69	1SC	Cadillac XTS Premium Collection						
Cadillac	XTS	6GD69	1SD	Cadillac XTS Platinum Collection						
Cadillac	XTS	6GD69	1SE	Cadillac XTS W20 Livery Model						
Cadillac	XTS	6GD69	1SF	Cadillac XTS W30 Model						
Cadillac	XTS	6GD69	1SG	Cadillac XTS V4U Model						
Cadillac	XTS	6GD69	1SH	Cadillac XTS B9Q Model						
Cadillac	XTS	6GD69	1SJ	Cadillac XTS B05 Armoured Vehicle						
Cadillac	XTS	6GD69	W20	Cadillac XTS W20 Livery Model						
Cadillac	XTS	6GE69	1SD	Cadillac XTS Platinum Sedan						
Cadillac	XTS									
Chevrolet	Camaro	1EE37	1LS	Chevrolet Camaro LS Coupe						
Chevrolet	Camaro	1EN37	2LS	Chevrolet Camaro 2LS Coupe						
Chevrolet	Camaro	1EF37	1LT	Chevrolet Camaro 1LT Coupe						
Chevrolet	Camaro	1EH37	2LT	Chevrolet Camaro 2LT Coupe						
Chevrolet	Camaro	1ES37	1SS	Chevrolet Camaro 1SS Coupe						
Chevrolet	Camaro	1ET37	2SS	Chevrolet Camaro 2SS Coupe						
Chevrolet	Camaro	1EY37	ZL1	Chevrolet Camaro ZL1 Coupe						
Chevrolet	Camaro									
Chevrolet	Camaro Convertible	1EF67	1LT	Chevrolet Camaro 1LT Convertible						
Chevrolet	Camaro Convertible	1EH67	2LT	Chevrolet Camaro 2LT Convertible						
Chevrolet	Camaro Convertible	1ES67	1SS	Chevrolet Camaro 1SS Convertible						
Chevrolet	Camaro Convertible	1ET67	2SS	Chevrolet Camaro 2SS Convertible						
Chevrolet	Camaro Convertible	1EY67	ZL1	Chevrolet Camaro ZL1 Convertible						
Chevrolet	Camaro Convertible									
Chevrolet	Cruze	1PB69	1SE	Chevrolet Cruze ECO Manual Sedan						
Chevrolet	Cruze	1PB69	1SF	Chevrolet Cruze ECO Automatic Sedan						
Chevrolet	Cruze	1PL69	1SA	Chevrolet Cruze LS Manual Sedan						
Chevrolet	Cruze	1PL69	1SB	Chevrolet Cruze LS Automatic Sedan						
Chevrolet	Cruze	1PX69	1FL	Chevrolet Cruze LT Fleet Sedan						
Chevrolet	Cruze	1PX69	1SC	Chevrolet Cruze 1LT Manual Sedan						
Chevrolet	Cruze	1PX69	1SD	Chevrolet Cruze 1LT Automatic Sedan						
Chevrolet	Cruze	1PY69	1SL	Chevrolet Cruze Diesel Automatic Sedan						
Chevrolet	Cruze	1PZ69	1SG	Chevrolet Cruze 2LT Manual Sedan						
Chevrolet	Cruze	1PZ69	1SH	Chevrolet Cruze 2LT Automatic Sedan						
Chevrolet	Cruze	1PZ69	1SH	Chevrolet Cruze 2LT Automatic Sedan with sunroof						
Chevrolet	Cruze	1PW69	1SJ	Chevrolet Cruze LTZ Automatic Sedan						
Chevrolet	Cruze	1PW69	1SJ	Chevrolet Cruze LTZ Automatic Sedan with sunroof						
Chevrolet	Cruze									
Chevrolet	Malibu	1GB69	1FL	Chevrolet Malibu 1FL Sedan						
Chevrolet	Malibu	1GB69	1LS	Chevrolet Malibu 1LS Sedan						
Chevrolet	Malibu	1GC69	1LT	Chevrolet Malibu 1LT Sedan						
Chevrolet	Malibu	1GC69	1SA	Chevrolet Malibu 1LT Eco Sedan						
Chevrolet	Malibu	1GC69	2LT	Chevrolet Malibu 2LT Sedan						
Chevrolet	Malibu	1GC69	2SA	Chevrolet Malibu 2LT Eco Sedan						
Chevrolet	Malibu	1GC69	3LT	Chevrolet Malibu 2LT Turbo Sedan						
Chevrolet	Malibu	1GD69	1LZ	Chevrolet Malibu 1LZ Sedan						
Chevrolet	Malibu	1GD69	2LZ	Chevrolet Malibu 1LZ Turbo Sedan						
Chevrolet	Malibu									
Chevrolet	Sonic	1JU48	1SA	Chevrolet Sonic LS Manual 5-Door HB						
Chevrolet	Sonic	1JU48	1SB	Chevrolet Sonic LS Automatic 5-Door HB						
Chevrolet	Sonic	1JU69	1SA	Chevrolet Sonic LS Manual Sedan						
Chevrolet	Sonic	1JU69	1SB	Chevrolet Sonic LS Automatic Sedan						
Chevrolet	Sonic	1JV48	1SC	Chevrolet Sonic LT Manual 5-Door HB						
Chevrolet	Sonic	1JV48	1SD	Chevrolet Sonic LT Automatic 5-Door HB						
Chevrolet	Sonic	1JV69	1SC	Chevrolet Sonic LT Manual Sedan						
Chevrolet	Sonic	1JV69	1SD	Chevrolet Sonic LT Automatic Sedan						
Chevrolet	Sonic	1JW48	1SE	Chevrolet Sonic LTZ Manual 5-Door HB						
Chevrolet	Sonic	1JW48	1SF	Chevrolet Sonic LTZ Automatic 5-Door HB						

REDACTED

Attachment 2A

National Fleet Risk Incentives for the 2014 Model Year

Trim Mix and Incentives by Model Code

Division	Model	UMD	Trim	Model Description	Trim Mix Requirements		MY14 Incentives ($/Unit)			
					Trim %	Volume	Base Incentive	Uplevel Incentive	MY Bonus	Total Incentive
Chevrolet	Sonic	1JW69	1SE	Chevrolet Sonic LTZ Manual Sedan						
Chevrolet	Sonic	1JW69	1SF	Chevrolet Sonic LTZ Automatic Sedan						
Chevrolet	Sonic	1JY48	1SG	Chevrolet Sonic RS Manual 5-Door HB						
Chevrolet	Sonic	1JY48	1SH	Chevrolet Sonic RS Automatic 5-Door HB						
Chevrolet	Sonic									
Chevrolet	Equinox	1LF26	1LS	Chevrolet Equinox LS FWD Crossover						
Chevrolet	Equinox	1LH26	1LT	Chevrolet Equinox LT1 FWD Crossover						
Chevrolet	Equinox	1LH26	2LT	Chevrolet Equinox LT2 FWD Crossover						
Chevrolet	Equinox	1LJ26	1LZ	Chevrolet Equinox LTZ FWD Crossover						
Chevrolet	Equinox	1LG26	1LS	Chevrolet Equinox LS AWD Crossover						
Chevrolet	Equinox	1LK26	1LT	Chevrolet Equinox LT1 AWD Crossover						
Chevrolet	Equinox	1LK26	2LT	Chevrolet Equinox LT2 AWD Crossover						
Chevrolet	Equinox	1LM26	1LZ	Chevrolet Equinox LTZ AWD Crossover						
Chevrolet	Equinox									
Chevrolet	Suburban	CC10906	1FL	Chevrolet Suburban 2WD 1/2 Ton SUV Fleet						
Chevrolet	Suburban	CC10906	1LS	Chevrolet Suburban 2WD 1/2 Ton SUV LS						
Chevrolet	Suburban	CC10906	1LT	Chevrolet Suburban 2WD 1/2 Ton SUV LT						
Chevrolet	Suburban	CC10906	1LZ	Chevrolet Suburban 2WD 1/2 Ton SUV LTZ						
Chevrolet	Suburban	CC10906	1LZ	Chevrolet Suburban 2WD 1/2 Ton SUV LTZ with PCJ						
Chevrolet	Suburban	CC10906	1LZ	Chevrolet Suburban 2WD 1/2 Ton SUV LTZ with CF5 sunroof						
Chevrolet	Suburban	CK10906	1FL	Chevrolet Suburban 4x4 1/2 Ton SUV Fleet						
Chevrolet	Suburban	CK10906	1LS	Chevrolet Suburban 4x4 1/2 Ton SUV LS						
Chevrolet	Suburban	CK10906	1LT	Chevrolet Suburban 4x4 1/2 Ton SUV LT						
Chevrolet	Suburban	CK10906	1LZ	Chevrolet Suburban 4x4 1/2 Ton SUV LTZ						
Chevrolet	Suburban	CK10906	1LZ	Chevrolet Suburban 4x4 1/2 Ton SUV LTZ with PCJ						
Chevrolet	Suburban	CK10906	1LZ	Chevrolet Suburban 4x4 1/2 Ton SUV LTZ with CF5 sunroof						
Chevrolet	Suburban									
Chevrolet	Tahoe	CC10706	1FL	Chevrolet Tahoe 2WD 1/2 Ton SUV Fleet						
Chevrolet	Tahoe	CC10706	1LS	Chevrolet Tahoe 2WD 1/2 Ton SUV LS						
Chevrolet	Tahoe	CC10706	1LT	Chevrolet Tahoe 2WD 1/2 Ton SUV LT						
Chevrolet	Tahoe	CC10706	1LZ	Chevrolet Tahoe 2WD 1/2 Ton SUV LTZ						
Chevrolet	Tahoe	CC10706	1LZ	Chevrolet Tahoe 2WD 1/2 Ton SUV LTZ with PCJ						
Chevrolet	Tahoe	CC10706	1LZ	Chevrolet Tahoe 2WD 1/2 Ton SUV LTZ with CF5 sunroof						
Chevrolet	Tahoe	CC10706	1HY	Chevrolet Tahoe 2WD 1/2 Ton SUV Hybrid						
Chevrolet	Tahoe	CK10706	1FL	Chevrolet Tahoe 4x4 1/2 Ton SUV Fleet						
Chevrolet	Tahoe	CK10706	1LS	Chevrolet Tahoe 4x4 1/2 Ton SUV LS						
Chevrolet	Tahoe	CK10706	1LT	Chevrolet Tahoe 4x4 1/2 Ton SUV LT						
Chevrolet	Tahoe	CK10706	1LZ	Chevrolet Tahoe 4x4 1/2 Ton SUV LTZ						
Chevrolet	Tahoe	CK10706	1LZ	Chevrolet Tahoe 4x4 1/2 Ton SUV LTZ with PCJ						
Chevrolet	Tahoe	CK10706	1LZ	Chevrolet Tahoe 4x4 1/2 Ton SUV LTZ with CF5 sunroof						
Chevrolet	Tahoe	CK10706	1HY	Chevrolet Tahoe 4x4 1/2 Ton SUV Hybrid						
Chevrolet	Tahoe									
GMC	Terrain	TLF26	3SA	GMC Terrain FWD SLE-1 Crossover						
GMC	Terrain	TLH26	3SB	GMC Terrain FWD SLE-2 Crossover						
GMC	Terrain	TLH26	4SA	GMC Terrain FWD SLT-1 Crossover						
GMC	Terrain	TLJ26	4SB	GMC Terrain FWD SLT-2 Crossover						
GMC	Terrain	TLJ26	5SA	GMC Terrain FWD Denali Crossover						
GMC	Terrain	TLG26	3SA	GMC Terrain AWD SLE-1 Crossover						
GMC	Terrain	TLK26	3SB	GMC Terrain AWD SLE-2 Crossover						
GMC	Terrain	TLK26	4SA	GMC Terrain AWD SLT-1 Crossover						
GMC	Terrain	TLM26	4SB	GMC Terrain AWD SLT-2 Crossover						
GMC	Terrain	TLM26	5SA	GMC Terrain AWD Denali Crossover						
GMC	Terrain									
GMC	Yukon	TC10706	1SA	GMC Yukon 2WD 1/2 Ton SUV Commercial						
GMC	Yukon	TC10706	3SA	GMC Yukon 2WD 1/2 Ton SUV SLE1						
GMC	Yukon	TC10706	4SA	GMC Yukon 2WD 1/2 Ton SUV SLT1						
GMC	Yukon	TC10706	5SA	GMC Yukon 2WD 1/2 Ton SUV Denali						
GMC	Yukon	TC10706	5SA	GMC Yukon 2WD 1/2 Ton SUV Denali with PCJ						
GMC	Yukon	TC10706	5SA	GMC Yukon 2WD 1/2 Ton SUV Denali with CF5 sunroof						
GMC	Yukon	TC10706	4HY	GMC Yukon 2WD 1/2 Ton SUV Hybrid						
GMC	Yukon	TC10706	5HY	GMC Yukon 2WD 1/2 Ton SUV Denali Hybrid						

REDACTED

Attachment 2A

GM Fleet & Commercial

National Fleet Risk Incentives for the 2014 Model Year

avis budget group

Trim Mix and Incentives by Model Code

					Trim Mix Requirements		MY14 Incentives ($/Unit)			
Division	Model	UMD	Trim	Model Description	Trim %	Volume	Base Incentive	Uplevel Incentive	MY Bonus	Total Incentive
GMC	Yukon	TK10706	1SA	GMC Yukon 4x4 1/2 Ton SUV Commercial			REDACTED			
GMC	Yukon	TK10706	3SA	GMC Yukon 4x4 1/2 Ton SUV SLE1						
GMC	Yukon	TK10706	4SA	GMC Yukon 4x4 1/2 Ton SUV SLT1						
GMC	Yukon	TK10706	5SA	GMC Yukon 4x4 1/2 Ton SUV Denali						
GMC	Yukon	TK10706	5SA	GMC Yukon 4x4 1/2 Ton SUV Denali with PCJ						
GMC	Yukon	TK10706	5SA	GMC Yukon 4x4 1/2 Ton SUV Denali with CF5 sunroof						
GMC	Yukon	TK10706	4HY	GMC Yukon 4x4 1/2 Ton SUV Hybrid						
GMC	Yukon	TK10706	5HY	GMC Yukon 4x4 1/2 Ton SUV Denali Hybrid						
GMC	Yukon									
GMC	Yukon XL	TC10906	1SA	GMC Yukon XL 2WD 1/2 Ton SUV Commercial						
GMC	Yukon XL	TC10906	3SA	GMC Yukon XL 2WD 1/2 Ton SUV SLE1						
GMC	Yukon XL	TC10906	4SA	GMC Yukon XL 2WD 1/2 Ton SUV SLT1						
GMC	Yukon XL	TC10906	4SA	GMC Yukon XL 2WD 1/2 Ton SUV SLT1 with PCJ						
GMC	Yukon XL	TC10906	4SA	GMC Yukon XL 2WD 1/2 Ton SUV SLT1 with CF5 sunroof						
GMC	Yukon XL	TC10906	5SA	GMC Yukon XL 2WD 1/2 Ton SUV Denali						
GMC	Yukon XL	TK10906	1SA	GMC Yukon XL 4x4 1/2 Ton SUV Commercial						
GMC	Yukon XL	TK10906	3SA	GMC Yukon XL 4x4 1/2 Ton SUV SLE1						
GMC	Yukon XL	TK10906	4SA	GMC Yukon XL 4x4 1/2 Ton SUV SLT1						
GMC	Yukon XL	TK10906	4SA	GMC Yukon XL 4x4 1/2 Ton SUV SLT1 with PCJ						
GMC	Yukon XL	TK10906	4SA	GMC Yukon XL 4x4 1/2 Ton SUV SLT1 with CF5 sunroof						
GMC	Yukon XL	TK10906	5SA	GMC Yukon XL 4x4 1/2 Ton SUV Denali						
GMC	Yukon XL									

General Motors, LLC

By: /s/ Edward J. Peper Date: 08/14/2013
Name: Edward J. Peper, Jr.
Title: U.S. Vice President, Fleet and Commercial Sales

By: /s/ Edward J. Toporzycki Date: 08/21/2013
Name: Edward J. Toporzycki
Title: CFO, Executive Director, U.S. Sales and Marketing Operations

Avis Budget Car Rental LLC

By: /s/ Michael Schmidt Date: 08/26/2013
Name: Michael Schmidt
Title: Senior Vice President, Fleet Services

Attachment 3

GM Fleet & Commercial

2014 Model Year Daily Rental Program
Volume Commitments and Incentives by Program

avis budget group

		2014 MY Total Volume Summary			Repurchase VN9 Volume by Program			Repurchase VN9 Incentives by Program						
		VN9	VX7		VN9	YT1	YT6	VN9/YT1	VN9/YT1	YT6	[*REDACTED*]	[*REDACTED*] Dollars		
Division	Model	Repurchase -Units-	Risk -Units-	Total -Units-	Tier -Units-	S/T -Units-	[*REDACTED*] -Units-	[*REDACTED*] $/Unit	[*REDACTED*] $/Unit	[*REDACTED*] $/Unit	Total Per $/Unit	Paid by [*REDACTED*]	Paid upon application	
Buick	Enclave													(2)
Buick	Encore													
Buick	LaCrosse													
Buick	Regal													
Buick	Verano													
Cadillac	ATS													
Cadillac	CTS Next Gen													
Cadillac	Escalade													
Cadillac	SRX													
Cadillac	XTS													
Chevrolet	Camaro													
Chevrolet	Camaro Convertible													
Chevrolet	Captiva							REDACTED						(2)
Chevrolet	Corvette													
Chevrolet	Cruze													
Chevrolet	Equinox													
Chevrolet	Express													
Chevrolet	Impala													
Chevrolet	Impala Limited													(1)
Chevrolet	Malibu													
Chevrolet	Silverado													
Chevrolet	Sonic													
Chevrolet	Spark													
Chevrolet	SS Sedan													
Chevrolet	Suburban													(3)
Chevrolet	Tahoe													(3)
Chevrolet	Traverse													(2)
Chevrolet	Volt													
GMC	Acadia													(2)
GMC	Savana													
GMC	Sierra													
GMC	Terrain													
GMC	Yukon													(3)
GMC	Yukon XL													(3)
	Total													

[*REDACTED*]
[*REDACTED*]
[*REDACTED*]

General Motors, LLC

By: /s/ Edward J. Peper Date: 8/14/2013
Name: Edward J. Peper, Jr.
Title: U.S. Vice President, Fleet and Commercial Sales

By: /s/ Edward J. Toporzycki Date: 8/21/2013
Name: Edward J. Toporzycki
Title: CFO, Executive Director, U.S. Sales and Marketing Operations

Avis Budget Car Rental LLC

By: /s/ Michael Schmidt Date: 8/26/2013
Name: Michael Schmidt
Title: Senior Vice President, Fleet Services

Attachment 3

VN9/YTX Volume Amendments

Model	Initial Contract	UPDATES Am. 1	Am. 2	Am. 3	FINAL RECON	Revised Contract	TOTAL ADJ
Enclave							
Encore							
LaCrosse							
Regal							
Verano							
ATS							
CTS Next Gen							
Escalade							
SRX							
XTS							
Camaro							
Camaro Convertible							
Captiva							
Corvette							
Cruze							
Equinox							
Express							
Impala							
Impala Limited							
Malibu							
Silverado							
Sonic							
Spark							
SS Sedan							
Suburban							
Tahoe							
Traverse							
Volt							
Acadia							
Savana							
Sierra							
Terrain							
Yukon							
Yukon XL							

REDACTED

VX7 Volume Amendments

Model	Initial Contract	UPDATES Am. 1	Am. 2	Am. 3	FINAL RECON	Revised Contract	TOTAL ADJ
Enclave							
Encore							
LaCrosse							
Regal							
Verano							
ATS							
CTS Next Gen							
Escalade							
SRX							
XTS							
Camaro							
Camaro Convertible							
Captiva							
Corvette							
Cruze							
Equinox							
Express							
Impala							
Impala Limited							
Malibu							
Silverado							
Sonic							
Spark							
SS Sedan							
Suburban							
Tahoe							
Traverse							
Volt							
Acadia							
Savana							
Sierra							
Terrain							
Yukon							
Yukon XL							

REDACTED

Attachment 4

Attachment 4

2014 Model Year GM RENTAL INCENTIVE
PAYMENT TERMS and Calendar

1.
GM will pay a pro rata portion of the matrix money on the fourth Thursday of the month following Vehicle delivery and receipt of an electronic media transmission to GM's Remarketing Information System (RIMS) by the second Friday of the month. An electronic media transmission received after the second Friday of the month will be paid by the fourth Thursday of the following month. If the fourth Thursday is a banking holiday, funds will be received the next banking day. Application for this incentive must be made no later than December 31, 2014. A complete schedule of due dates and payment dates is detailed in this Attachment 4, Page 2.

2.
The agreed upon volume and mix requirements set forth in Attachment 3 and/or 2A are subject to adjustment upon receiving GM's prior approval. Should GM agree to an adjustment, the changes will be reflected on a quarterly basis and a revision to Attachment 3 and/or 2A will be issued and signed by both Parties. Actual approved volumes and contractual stated volumes can vary based on the timing of contractual updates. Any payments received prior to attaining the indicated volume will be returnable to GM at the close of the Model Year should the volume not be attained. At GM's discretion, any pro rata monthly payment processed in error on volume not approved by GM will be charged back through the open account during the following month.

3.
It is understood that the payment of the per unit amount due to the Daily Rental Fleet Customer (hereinafter “DRFC”) is based upon achieving the agreed upon volume and mix requirements set forth in Attachment 3 and/or 2A. In the event that the agreed number of vehicles at the agreed upon mix is not achieved, all payments made by GM will be reimbursed by the DRFC to GM on demand. Such reimbursement will be GM's sole remedy for the DRFC's failure to purchase or lease the agreed upon number of vehicles. The DRFC shall be liable for such reimbursement.

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000
14 MY Rental Agreement, Attachment 4

Attachment 4

2014 Model Year GM RENTAL INCENTIVE
PAYMENT TERMS and Calendar

ATTACHMENT 4 - MATRIX SUBMISSION AND PAYMENT DATES FOR THE 2013 MY

2013 RENTAL INCENTIVES 2013

JANUARY

S	M	T	W	T	F	S
		1	2	3	4	5
6	7	8	9	10	11	12
13	14	15	16	17	18	19
20	21	22	23	24	25	26
27	28	29	30	31		

FEBRUARY

S	M	T	W	T	F	S
					1	2
3	4	5	6	7	8	9
10	11	12	13	14	15	16
17	18	19	20	21	22	23
24	25	26	27	28		

MARCH

S	M	T	W	T	F	S
					1	2
3	4	5	6	7	8	9
10	11	12	13	14	15	16
17	18	19	20	21	22	23
24	25	26	27	28	29	30
31						

APRIL

S	M	T	W	T	F	S
	1	2	3	4	5	6
7	8	9	10	11	12	13
14	15	16	17	18	19	20
21	22	23	24	25	26	27
28	29	30				

MAY

S	M	T	W	T	F	S
			1	2	3	4
5	6	7	8	9	10	11
12	13	14	15	16	17	18
19	20	21	22	23	24	25
26	27	28	29	30	31	

JUNE

S	M	T	W	T	F	S
						1
2	3	4	5	6	7	8
9	10	11	12	13	14	15
16	17	18	19	20	21	22
23	24	25	26	27	28	29
30						

JULY

S	M	T	W	T	F	S
	1	2	3	4	5	6
7	8	9	10	11	12	13
14	15	16	17	18	19	20
21	22	23	24	25	26	27
28	29	30	31			

AUGUST

S	M	T	W	T	F	S
				1	2	3
4	5	6	7	8	9	10
11	12	13	14	15	16	17
18	19	20	21	22	23	24
25	26	27	28	29	30	31

SEPTEMBER

S	M	T	W	T	F	S
1	2	3	4	5	6	7
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28
29	30					

OCTOBER

S	M	T	W	T	F	S
		1	2	3	4	5
6	7	8	9	10	11	12
13	14	15	16	17	18	19
20	21	22	23	24	25	26
27	28	29	30	31		

NOVEMBER

S	M	T	W	T	F	S
					1	2
3	4	5	6	7	8	9
10	11	12	13	14	15	16
17	18	19	20	21	22	23
24	25	26	27	28	29	30

DECEMBER

S	M	T	W	T	F	S
1	2	3	4	5	6	7
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28
29	30	31				

2014 RENTAL INCENTIVES 2014

JANUARY

S	M	T	W	T	F	S
			1	2	3	4
5	6	7	8	9	10	11
12	13	14	15	16	17	18
19	20	21	22	23	24	25
26	27	28	29	30	31	

FEBRUARY

S	M	T	W	T	F	S
						1
2	3	4	5	6	7	8
9	10	11	12	13	14	15
16	17	18	19	20	21	22
23	24	25	26	27	28	

MARCH

S	M	T	W	T	F	S
						1
2	3	4	5	6	7	8
9	10	11	12	13	14	15
16	17	18	19	20	21	22
23	24	25	26	27	28	29
30	31					

APRIL

S	M	T	W	T	F	S
		1	2	3	4	5
6	7	8	9	10	11	12
13	14	15	16	17	18	19
20	21	22	23	24	25	26
27	28	29	30			

MAY

S	M	T	W	T	F	S
				1	2	3
4	5	6	7	8	9	10
11	12	13	14	15	16	17
18	19	20	21	22	23	24
25	26	27	28	29	30	31

JUNE

S	M	T	W	T	F	S
1	2	3	4	5	6	7
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28
29	30					

JULY

S	M	T	W	T	F	S
		1	2	3	4	5
6	7	8	9	10	11	12
13	14	15	16	17	18	19
20	21	22	23	24	25	26
27	28	29	30	31		

AUGUST

S	M	T	W	T	F	S
					1	2
3	4	5	6	7	8	9
10	11	12	13	14	15	16
17	18	19	20	21	22	23
24	25	26	27	28	29	30
31						

SEPTEMBER

S	M	T	W	T	F	S
	1	2	3	4	5	6
7	8	9	10	11	12	13
14	15	16	17	18	19	20
21	22	23	24	25	26	27
28	29	30				

OCTOBER

S	M	T	W	T	F	S
			1	2	3	4
5	6	7	8	9	10	11
12	13	14	15	16	17	18
19	20	21	22	23	24	25
26	27	28	29	30	31	

NOVEMBER

S	M	T	W	T	F	S
						1
2	3	4	5	6	7	8
9	10	11	12	13	14	15
16	17	18	19	20	21	22
23	24	25	26	27	28	29
30						

DECEMBER

S	M	T	W	T	F	S
	1	2	3	4	5	6
7	8	9	10	11	12	13
14	15	16	17	18	19	20
21	22	23	24	25	26	27
28	29	30	31			

©2013 GENERAL MOTORS LLC

DATE RAC RECEIVES FUNDS

LAST DAY FOR RAC MONTHLY SUBMISSIONS

VIN DETAIL REPORTS AVAILABLE
RMS RUNS DEENROLL REPORT

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000
14 MY Rental Agreement, Attachment 4

Attachment 5

Attachment 5

2014 Model Year GM Rental Advertising & PROMOTION REQUIREMENTS

1.
In all mediums, the phrase “X Rental Company features GM vehicles” must be stated in copy size type, and not in disclaimer size type. In print, this translates to no smaller than 10 pt. type; and for TV, the copy should be larger than the network standard for legal disclaimers of 22 scan lines.

2.	Please note that the phrase must utilize the word “vehicles” and not “cars.”

3.
In TV, the phrase must be on the screen long enough for an average person to notice and read it. For reference purposes, the network standard for the length of time a legal disclaimer must be on the screen is three seconds for the first line and one second for the following lines. Obviously, GM prefers the phrase to be on longer than this, if possible.

4.	A full shot of the vehicle must be displayed, particularly in TV ads. GM prefers to have its vehicles identifiable by sight as well as by print.

5.	All vehicles must be identified by manufacturer and nameplate, (e.g. Chevrolet Malibu), in print next to the vehicle, as well as in any accompanying copy.

6.	In TV spots, the same identification must be in print or provided verbally.

7.	All vehicles used in rental car spots must be stock vehicles, with no alterations.

8.	Every person in a moving vehicle must be shown wearing a seatbelt and the driver must have his or her hands on the wheel.

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000
2014 MY Rental Agreement, Attachment 5

Attachment 6

Equipment & Service Notification

All new vehicles, except Cadillac, that include OnStar, and are ordered using a daily rental order-type, will be eligible for six months of OnStar Service commencing with the reported new vehicles delivery date. All Cadillac models will continue to be eligible for one year of service. Specific processes for managing services like remote door unlocks and stolen vehicle assistance are either already in place with the rental company or will be established upon request. OnStar equipped vehicles have stolen Vehicle Slowdown capability that enables OnStar to slow down a stolen vehicle remotely to assist authorities in its recovery. OnStar equipped vehicles also have “Remote Ignition Block” capability that enables OnStar to inhibit the ability to start the vehicle.

Daily rental car company acknowledges and agrees that all OnStar service shall be subject to OnStar's Terms and Conditions and Privacy Statement, which are located at www.onstar.com or by contacting OnStar at 888-4ONSTAR. Further, the daily rental car company agrees to include, at the first available opportunity, the following or other approved language in the rental contract to describe OnStar services that may be available:

"If my rental vehicle has active OnStar equipment, I understand that my use of the vehicle is subject to the OnStar Terms and Conditions and Privacy Statement, including system and service limitations, warranty exclusions, limitations of liability in the event of a dispute, privacy considerations relating to OnStar's collection and use of certain information, and the application of other relevant provisions including responsibilities I have when using OnStar services. Further details regarding the OnStar Terms and Conditions and Privacy Statement are available at OnStar.com or by contacting OnStar at www.onstar.com or at 888-4ONSTAR. By proceeding to rent the vehicle and sign this contract, I authorize the provision of OnStar services in accordance with the OnStar Terms and Conditions and Privacy Statement.”

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000
2014 MY Rental Agreement, Attachment 6

Attachment 7

LONG TERM SUPPLY AGREEMENT
MODEL YEARS [*REDACTED*]

1.
GM extendshe terms and conditions of GM's 2014 Model Year Daily Rental Purchase Program (refer to Attachment 1) for Model Years [*REDACTED*].GM is entitled to place “new” models (as defined by GM) on any of the purchase percentage tiers, or to create a new tier. Additionally, GM is entitled to shift vehicles only to higher percentage tiers, (e.g. shift from tier 1 to tier 2, thus lowering ABG's vehicle depreciation cost).

2.	GM reserves the right to revise the respective depreciation rates on any Daily Rental Purchase Program in the [*REDACTED*]Model Years.

3.
GM commits to ABG the availability during Model Years [*REDACTED*]of daily rental vehicles under any or all of the following purchase programs: VX7, VN9, and YT1. GM and ABG agree that all volumes purchased under the VX7 program will be combined with VN9 and YT1 volumes toward the overall volume commitment(s), and for Model Year volume bonus payments, if any.

4.	GM and ABG will mutually agree to the following:

a.	Vehicle mix and production timing

b.	Volume and mix of vehicles within purchase programs VN9, YT1 and VX7

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000
2014 MY Rental Agreement, Attachment 7